                        PROSPECTUS DATED JUNE 30, 2000

--------------------------------------------------------------------------------
                          VARIABLE ESTATE PROTECTION
--------------------------------------------------------------------------------

        a flexible premium variable life survivorship insurance policy issued by
                      JOHN HANCOCK LIFE INSURANCE COMPANY
                               ("JOHN HANCOCK")


     The policy provides an investment option with fixed rates of return declared by John Hancock and the following variable investment options:

-----------------------------------------------------------------------------------------------------------------------
    VARIABLE INVESTMENT OPTION                                    MANAGED BY
    --------------------------                                    ----------
    Managed...................................................   Independence Investment Associates, Inc.
    Growth & Income...........................................   Independence Investment Associates, Inc.
    Fidelity VIP Contrafund(R)................................   Fidelity Management and Research Company
    Equity Index..............................................   State Street Global Advisors
    Large Cap Value...........................................   T. Rowe Price Associates, Inc.
    American Leaders Large Cap Value..........................   Federated Investment Management Company
    Large Cap Growth..........................................   Independence Investment Associates, Inc.
    Large Cap Aggressive Growth...............................   Alliance Capital Management L.P.
    Fidelity VIP Growth.......................................   Fidelity Management and Research Company
    AIM V.I. Value............................................   A I M Advisors, Inc.
    Janus Aspen Global Technology.............................   Janus Capital Corporation
    Mid Cap Value.............................................   Neuberger Berman, LLC
    Fundamental Mid Cap Growth................................   OppenheimerFunds, Inc.
    Mid Cap Growth............................................   Janus Capital Corporation
    Real Estate Equity........................................   Independence Investment Associates, Inc. and Morgan
                                                                   Stanley Dean Witter Investment Management, Inc.
    Small/Mid Cap CORE........................................   Goldman Sachs Asset Management
    Small/Mid Cap Growth......................................   Wellington Management Company, LLP
    Small Cap Value...........................................   INVESCO Management & Research, Inc.
    Small Cap Growth..........................................   John Hancock Advisers, Inc.
    MFS New Discovery.........................................   MFS Investment Management(R)
    Global Balanced...........................................   Brinson Partners, Inc.
    Janus Aspen Worldwide Growth..............................   Janus Capital Corporation
    Templeton International Securities........................   Templeton Investment Counsel, Inc.
    International Equity Index................................   Independence International Associates, Inc.
    International Opportunities...............................   Rowe Price-Fleming International, Inc.
    Emerging Markets Equity...................................   Morgan Stanley Dean Witter Investment Management, Inc.
    Short-Term Bond...........................................   Independence Investment Associates, Inc.
    Bond Index................................................   Mellon Bond Associates, LLP
    Active Bond...............................................   John Hancock Advisers, Inc.
    Core Bond.................................................   Federated Investment Management Company
    Global Bond...............................................   J.P. Morgan Investment Management, Inc.
    High Yield Bond...........................................   Wellington Management Company, LLP
    Money Market..............................................   John Hancock Life Insurance Company
-----------------------------------------------------------------------------------------------------------------------

     The variable investment options shown on page 1 are those available as of the date of this prospectus. We may add, modify or delete variable investment options in the future.

     When you select one or more of these variable investment options, we invest your money in the corresponding investment option(s) of one or more of the following: the John Hancock Variable Series Trust I, the AIM Variable Insurance Funds, Inc., the Templeton Variable Products Series Fund, Fidelity's Variable Insurance Products Fund and Variable Insurance Products Fund II, the Janus Aspen Series (Service Shares Class), and the MFS Variable Insurance Trust (together, "the Trusts"). In this prospectus, the investment options of the Trusts are referred to as "funds". In the prospectuses for the Trusts, the investment options may be referred to as "funds", "portfolios" or "series".

     Each Trust is a so-called "series" type mutual fund registered with the Securities and Exchange Commission ("SEC"). The investment results of each variable investment option you select will depend on those of the corresponding fund of one of the Trusts. Each of the funds is separately managed and has its own investment objective and strategies. Attached at the end of this prospectus is a prospectus for each Trust. The Trust prospectuses contain detailed information about each available fund. Be sure to read those prospectuses before selecting any of the variable investment options shown on page 1.

                            * * * * * * * * * * * *

     Please note that the SEC has not approved or disapproved these securities, or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                            * * * * * * * * * * * *


                      JOHN HANCOCK LIFE SERVICING OFFICE
                      ----------------------------------

                 EXPRESS DELIVERY                 U.S. MAIL
                 ----------------                 ---------
               529 Main Street (X-4)             P.O. Box 111
               Charlestown, MA 02129           Boston, MA 02117


                             PHONE: 1-800-732-5543

                              FAX: 1-617-886-3048

                           GUIDE TO THIS PROSPECTUS

     This prospectus contains information that you should know before you buy a policy or exercise any of your rights under the policy. However, please keep in mind that this is a prospectus -- it is not the policy. The prospectus
                                        ---
simplifies many policy provisions to better communicate the policy's essential features. Your rights and obligations under the policy will be determined by the language of the policy itself. When you receive your policy, read it carefully.

     This prospectus is arranged in the following way:

       . The section which follows is called "Basic Information". It is in a question and answer format. We suggest you read the Basic Information section before reading any other section of the prospectus.

       . Behind the Basic Information section are illustrations of hypothetical policy benefits that help clarify how the policy works. These start on page 22.

       . Behind the illustrations is a section called "Additional Information" that gives more details about the policy. It generally does not
                                                                      ---
          repeat information that is in the Basic Information section. A table of contents for the Additional Information section appears on page 27.

       . Behind the Additional Information section are the financial statements for John Hancock and Separate Account UV. These start on page 41.

       . Finally, there is an Alphabetical Index of Key Words and Phrases at the back of the prospectus on page 116.

     After the Alphabetical Index of Key Words and Phrases, this prospectus ends and the prospectuses for the Trusts begin.

                                  **********

                               BASIC INFORMATION

     This part of the prospectus provides answers to commonly asked questions about the policy.

Question                                                                                 Beginning on page
--------                                                                                 -----------------
 .What is the policy?..................................................................           5
 .Who owns the policy?.................................................................           5
 .How can I invest money in the policy?................................................           5
 .Is there a minimum amount I must invest?.............................................           7
 .How will the value of my investment in the policy change over time?..................           8
 .What charges will John Hancock deduct from my investment in the policy?..............           9
 .What charges will the Trusts deduct from my investment in the policy?................          11
 .What other charges could John Hancock impose in the future?..........................          13
 .How can I change my policy's investment allocations?.................................          13
 .How can I access my investment in the policy?........................................          14
 .How much will John Hancock pay when the last insured person dies?....................          16
 .How can I change my policy's insurance coverage?.....................................          17
 .Can I cancel my policy after it's issued?............................................          18
 .Can I choose the form in which John Hancock pays out policy proceeds?................          18
 .To what extent can John Hancock vary the terms and conditions of its policies in
 particular cases?....................................................................          19
 .How will my policy be treated for income tax purposes?...............................          20
 .How do I communicate with John Hancock?..............................................          20

WHAT IS THE POLICY?

     This is a so-called "survivorship" policy that provides coverage on two insured persons. The policy's primary purpose is to provide lifetime protection against economic loss due to the death of the last surviving insured person. The value of the amount you have invested under the policy may increase or decrease daily based upon the investment results of the variable investment options that you choose. The amount we pay to the policy's beneficiary upon the death of the last surviving insured person (we call this the "death benefit") may be similarly affected.

     While either of the insured persons is alive, you will have a number of options under the policy. Here are some major ones:

       . Determine when and how much you invest in the various investment options

       .  Borrow or withdraw amounts you have in the investment options

       .  Change the beneficiary who will receive the death benefit

       .  Change the amount of insurance

       . Turn in (i.e., "surrender") the policy for the full amount of its surrender value

       . Choose the form in which we will pay out the death benefit or other proceeds

Most of these options are subject to limits that are explained later in this prospectus.

WHO OWNS THE POLICY?

     That's up to the person who applies for the policy. The owner of the policy is the person who can exercise most of the rights under the policy, such as the right to choose the investment options or the right to surrender the policy. In many cases, the person buying the policy is also the person who will be the owner. However, the application for a policy can name another person or entity (such as a trust) as owner. Whenever we've used the term "you" in this prospectus, we've assumed that the reader is the person who has whatever right or privilege is being discussed. There may be tax consequences if the owner and the insured person are different, so you should discuss this issue with your tax adviser.

HOW CAN I INVEST MONEY IN THE POLICY?

Premium Payments

     We call the investments you make in the policy "premiums" or "premium payments". The amount we require as your first premium depends upon the
                                         -----
specifics of your policy and the insured person. Except as noted below, you can make any other premium payments you wish at any time. That's why the policy is called a "flexible premium" policy.

Minimum Premium Payment

     Each premium payment must be at least $100.

Maximum Premium Payments

     Federal tax law limits the amount of premium payments you can make relative to the amount of your policy's insurance coverage. We will not knowingly accept any amount by which a premium payment exceeds the maximum. If you exceed certain other limits, the law may impose a penalty on amounts you take out of your policy. We'll monitor your premium payments and let you know if you're about to exceed this limit. More discussion of these tax law requirements begins on page
34. Also, we may refuse to accept any amount of an additional premium if:

        . that amount of premium would increase our insurance risk exposure, and

        . the insured persons don't provide us with adequate evidence that they continue to meet our requirements for issuing insurance.

     In no event, however, will we refuse to accept any premium necessary to prevent the policy or the guaranteed minimum death benefit feature from terminating. We reserve the right to limit premium payments above the amount of cumulative Guaranteed Minimum Death Benefit Premiums (whether or not the guaranteed minimum death benefit feature described on page 7 is in effect).

Ways to Pay Premiums

     If you pay premiums by check or money order, they must be drawn on a U.S. bank in U.S. dollars and made payable to "John Hancock Mutual Life Insurance Company." Premiums after the first must be sent to the John Hancock Life Servicing Office at the appropriate address shown on page 2 of this prospectus.

     We will also accept premiums:

        .  by wire or by exchange from another insurance company,

        . via an electronic funds transfer program (any owner interested in making monthly premium payments must use this method), or
                  -------

        . if we agree to it, through a salary deduction plan with your employer.

You can obtain information on these other methods of premium payment by contacting your John Hancock representative or by contacting the John Hancock Life Servicing Office.

IS THERE A MINIMUM AMOUNT I MUST INVEST?

Planned Premiums

     The Policy Specifications page of your policy will show the "Planned Premium" for the policy. You choose this amount in the policy application. The premium reminder notice we send you is based on this amount. You will also choose how often to pay premiums-- annually, semi-annually, quarterly or monthly. The date on which such a payment is "due" is referred to in the policy as a "modal processing date." However, payment of Planned Premiums is not necessarily required. You need only invest enough to keep the policy in force (see "Lapse and reinstatement" and "Guaranteed minimum death benefit feature" below).

Lapse and Reinstatement

     Either your entire policy or the Additional Sum Insured portion of your Total Sum Insured can terminate (i.e., "lapse") for failure to pay charges due under the policy. If the guaranteed minimum death benefit feature is in effect, only the Additional Sum Insured, if any, can lapse. If the guaranteed minimum death benefit feature is not in effect, the entire policy can lapse. In either
                         ---
case, if the policy's surrender value is not sufficient to pay the charges on a monthly deduction date, we will notify you of how much you will need to pay to keep any Additional Sum Insured or the policy in force. You will have a 61 day "grace period" to make that payment. If you don't pay at least the required amount by the end of the grace period, the Additional Sum Insured or your policy will lapse. If your policy lapses, all coverage under the policy will cease. Even if the policy or the Additional Sum Insured terminates in this way, you can still reactivate (i.e., "reinstate") it within 3 years from the beginning of the grace period. You will have to provide evidence that the surviving insured persons still meet our requirements for issuing coverage. You will also have to pay a minimum amount of premium and be subject to the other terms and conditions applicable to reinstatements, as specified in the policy. If the guaranteed minimum death benefit is not in effect and the last surviving insured person dies during the grace period, we will deduct any unpaid monthly charges from the death benefit. During such a grace period, you cannot make a partial withdrawal or policy loan.

Guaranteed Minimum Death Benefit Feature

     This feature is available only if the insured persons meet certain underwriting requirements and only if you've elected death benefit Option B (see "How much will JHVLICO pay when the last insured person dies?" on page 16). The feature guarantees that your Basic Sum Insured will not lapse during the first 10 policy years, regardless of adverse investment performance, if both of the following are true:

       . any Additional Sum Insured under the policy is not scheduled to exceed the Basic Sum Insured at any time (see "How much will John Hancock pay when the last insured person dies?" on page 16), and

       . on each monthly deduction date during that 10 year period the amount of cumulative premiums you have paid accumulated at 4% (less all withdrawals from the policy accumulated at 4%) equals or exceeds the sum of all

          Guaranteed Minimum Death Benefit Premiums due to date accumulated at 4%.

     The Guaranteed Minimum Death Benefit Premium (or "GMDB Premium) is defined in the policy and one-twelfth of it is "due" on each monthly deduction date. On the application for the policy, you may elect for this feature to extend beyond the tenth policy year. If you so elect, we will impose a special charge for this feature after the tenth policy year. You may revoke the election at any time.

     No GMDB Premium will ever be greater than the so-called "guideline premium" for the policy as defined in Section 7702 of the Internal Revenue Code. Also, the GMDB Premiums may change in the event of any change in the Additional Sum Insured of the policy or any change in the death benefit option (see "How much will John Hancock pay when the last insured person dies?" on page 16).

     If the guaranteed minimum death benefit test is not satisfied on any monthly deduction date, we will notify you immediately and tell you how much you will need to pay to keep the feature in effect. You will have 61 days after default to make that payment. If you don't pay at least the required amount by the end of that period, the feature will lapse. The feature may be reinstated in accordance with the terms of the policy within 5 years after the monthly deduction date on which default occurred. If it is reinstated more than 1 year after such monthly deduction date, we will require evidence that the surviving insured persons still meet our requirements for issuing coverage. We may refuse to reinstate the feature more than once during the life of the policy.

     The guaranteed minimum death benefit feature applies only to the Basic Sum Insured. It does not apply to any amount of Additional Sum Insured (see "How
                 ---
much will John Hancock pay when the last insured person dies?" on page 16).

     If there are monthly charges that remain unpaid because of this feature, we will deduct such charges when there is sufficient surrender value to pay them.

HOW WILL THE VALUE OF MY INVESTMENT IN THE POLICY CHANGE OVER TIME?

     From each premium payment you make, we deduct the charges described under "Deductions from premium payments" below. We invest the rest in the investment options you've elected. Special investment rules apply to premiums processed prior to the 20th day after your policy becomes effective. (See "Commencement of investment performance" beginning on page 31.)

     Over time, the amount you've invested in any variable investment option will increase or decrease the same as if you had invested the same amount directly in the corresponding fund of the Trust and had reinvested all fund dividends and distributions in additional fund shares; except that we will deduct certain additional charges which will reduce your account value. We describe these charges under "What charges will John Hancock deduct from my investment in the policy?" below.

     The amount you've invested in the fixed investment option will earn interest at a rate we declare from time to time. We guarantee that this rate will be at least 4%. If you want to know what the current declared rate is, just call or write to us. The current declared rate will also appear in the annual statement we will send you. Amounts you invest in the fixed investment option will not be subject to the mortality and expense risk charge described on page
10. Otherwise, the charges applicable to the fixed investment option are the same as those applicable to the variable investment options.

   At any time, the "account value" of your policy is equal to:

       .  the amount you invested,

       . plus or minus the investment experience of the investment options you've chosen,

       .  minus all charges we deduct, and

       .  minus all withdrawals you have made.

If you take a loan on the policy, however, your account value will be computed somewhat differently. This is discussed beginning on page 15.

WHAT CHARGES WILL JOHN HANCOCK DEDUCT FROM MY INVESTMENT IN THE POLICY?

Deductions From Premium Payments

 .  Premium tax charge - A charge to cover state premium taxes we currently
   ------------------
   expect to pay, on average. This charge is currently 2.35% of each premium.

 .  DAC tax charge - A charge to cover the increased Federal income tax burden
   --------------
   that we currently expect will result from receipt of premiums. This charge is currently 1.25% of each premium.

 .  Premium processing charge - A charge to help defray our administrative costs.
   -------------------------
   This charge is 1.25% of each premium. For policies with a Total Sum Insured of $5 million or more, this charge will be reduced to as low as .50%

 .  Sales charge - A charge to help defray our sales costs. The charge for
   ------------
   premiums paid in the first policy year is 30% of premiums paid up to the Target Premium, and 3.5% of premiums paid in excess of the Target Premium. The charge for premiums paid after the first policy year up to the Target Premium is 15% in policy years 2 through 5, 10% in policy years 6 through 10, up to 4% (currently 3%) in policy years 11 through 20, and up to 3% (currently 0%) thereafter. The charge for premiums paid after the first policy year in excess of the Target Premium is 3.5% in policy years 2 through 10, 3% in policy years 11 through 20, and up to 3% (currently 0%) thereafter. If the younger of the insured persons is age 71 or older when the policy is issued, there will be no sales charges deducted from premiums paid after the eleventh policy year. Because policies of this type were first offered in 1993, the foregoing waiver and the lower current rates after policy year 10 are not yet applicable to any policy. The "Target Premium" is determined at the time the policy is issued and will appear in the "Policy Specifications" section of the policy.

 .  Optional benefits charge - A charge imposed for certain optional insurance
   ------------------------
   benefits added to the policy by means of a rider.


Deductions From Account Value

 .  Issue charge - A monthly charge to help defray our administrative costs.
   ------------
   This charge has two parts: (1) a flat dollar amount of $55.55 deducted only during the first five policy years, and (2) a charge of 2c per $1,000 of Total Sum Insured at issue that is deducted only during the first three policy years. The second part of this monthly charge is guaranteed not to exceed $200.

 .  Administrative charge - A monthly charge to help defray our administrative
   ---------------------
   costs. This charge also has two parts: (1) a flat dollar charge of up to $10 (currently $7.50), and (2) a charge of 3c per $1,000 of Total Sum Insured at issue (currently 1c per $1,000 of Total Sum Insured at issue). However, for policies with a Total Sum Insured at issue of $5 million or more, the first part of this charge is currently zero.

 .  Insurance charge - A monthly charge for the cost of insurance. To determine
   ----------------
   the charge, we multiply the amount of insurance for which we are at risk by a cost of insurance rate. The rate is derived from an actuarial table. The table in your policy will show the maximum cost of insurance rates. The cost
                                      -------
   of insurance rates that we currently apply are generally less than the maximum rates. We will review the cost of insurance rates at least every 5 years and may change them from time to time. However, those rates will never be more than the maximum rates shown in the policy. The table of rates we use will depend on the insurance risk characteristics and (usually) gender of each of the insured persons, the Total Sum Insured and the length of time the policy has been in effect. Regardless of the table used, cost of insurance rates generally increase each year that you own your policy, as each insured person's attained age increases. (An insured person's "attained age" on any date is his or her age on the birthday nearest that date.) The insurance charge is not affected by the death of the first insured person to die.

 .  Extra mortality charge - A monthly charge specified in your policy for
   ----------------------
   additional mortality risk if either of the insured persons is subject to certain types of special insurance risk.

 .  M &E charge - A daily charge for mortality and expense risks we assume. This
   -----------
   charge is deducted from the variable investment options. It does not apply to the fixed investment option. We guarantee that this charge will never exceed an effective annual rate of .90%. The effective annual rate will vary depending upon the Total Sum Insured at issue. The current charge levels are as follows: .625% for a Total Sum Insured of at least $500,000 but less than $5 million, .575% for a Total Sum Insured of at least $5 million but less than $15 million, and .525% for a Total Sum Insured of $15 million or more.

 .  Guaranteed minimum death benefit charge - A monthly charge beginning in the
   ---------------------------------------
   eleventh policy year if the guaranteed minimum death benefit feature is elected to extend beyond the first ten policy years. This charge is currently 1c per $1,000 of Basic Sum Insured at issue and is guaranteed not to exceed 3c per $1,000 of Basic Sum Insured at issue. Because policies of this type were first offered in 1993, this charge is not yet applicable to any policy at the current rate.

 .  Policy split option rider charge - A monthly charge if this rider is elected
   --------------------------------
   at the time of application for the policy. The charge is 3c per $1,000 of current Total Sum Insured.

 .  Optional benefits charge - Monthly charges for certain other optional
   ------------------------
   insurance benefits added to the policy by means of a rider. We currently offer a number of such optional riders, such as the accidental death benefit rider.

 .  Partial withdrawal charge - A charge for each partial withdrawal of account
   -------------------------
   value to compensate us for the administrative expenses of processing the withdrawal. The charge is equal to the lesser of $20 or 2% of the withdrawal amount.

WHAT CHARGES WILL THE TRUST DEDUCT FROM MY INVESTMENT IN THE POLICY?

   The Trusts must pay investment management fees and other operating expenses. These fees and expenses are different for each fund and reduce the investment return of each fund. Therefore, they also indirectly reduce the return you will earn on any variable investment options you select.

   The following figures for the funds are based on historical fund expenses, as a percentage (rounded to two decimal places) of each fund's average daily net assets for 1999, except as indicated in the Notes appearing at the end of this table. Expenses of the funds are not fixed or specified under the terms of the policy, and those expenses may vary from year to year.

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating     Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses      Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  -----------------
JOHN HANCOCK VARIABLE SERIES TRUST I
 (NOTE 1):
Managed...................................  0.32%           N/A              0.03%         0.35%           0.03%
Growth & Income...........................  0.25%           N/A              0.03%         0.28%           0.03%
Equity Index..............................  0.14%           N/A              0.00%         0.14%           0.08%
Large Cap Value...........................  0.74%           N/A              0.10%         0.84%           0.11%
American Leaders Large Cap Value..........   0.8%           N/A              0.10%         0.90%            N/A
Large Cap Growth..........................  0.36%           N/A              0.03%         0.39%           0.03%
Large Cap Aggressive Growth...............  0.98%           N/A              0.10%         1.08%           0.19%
Mid Cap Value.............................  0.80%           N/A              0.10%         0.90%           0.12%
Mid Cap Growth............................  0.82%           N/A              0.10%         0.92%           0.11%
Fundamental Mid Cap Growth................  0.85%           N/A              0.10%         0.95%           0.24%
Real Estate Equity........................  0.60%           N/A              0.10%         0.70%           0.10%
Small/Mid Cap CORE........................  0.80%           N/A              0.10%         0.90%           0.66%
Small/Mid Cap Growth......................  0.75%           N/A              0.10%         0.85%           0.10%
Small Cap Value...........................  0.80%           N/A              0.10%         0.90%           0.16%
Small Cap Growth..........................  0.75%           N/A              0.10%         0.85%           0.14%
Global Balanced *.........................  0.85%           N/A              0.10%         0.95%           0.46%
International Equity Index................  0.16%           N/A              0.10%         0.26%           0.22%
International Opportunities...............  0.87%           N/A              0.10%         0.97%           0.29%
Emerging Markets Equity...................  1.27%           N/A              0.10%         1.37%           2.17%

                                          Investment  Distribution and  Other Operating  Total Fund   Other Operating
                                          Management      Service        Expenses With   Operating    Expenses Absent
Fund Name                                     Fee       (12b-1) Fees     Reimbursement    Expenses     Reimbursement
---------                                 ----------  ----------------  ---------------  ----------  -----------------
Short-Term Bond...........................  0.30%           N/A              0.10%         0.40%           0.13%
Bond Index................................  0.15%           N/A              0.10%         0.25%           0.20%
Active Bond *.............................  0.25%           N/A              0.03%         0.28%           0.03%
Core Bond.................................  0.70%           N/A              1.10%         0.80%           N/A
Global Bond...............................  0.69%           N/A              0.10%         0.79%           0.15%
High Yield Bond...........................  0.65%           N/A              0.10%         0.75%           0.39%
Money Market..............................  0.25%           N/A              0.06%         0.31%           0.06%

AIM VARIABLE INSURANCE FUNDS, INC.:
AIM V.I. Value............................  0.61%           N/A              0.15%         0.76%           0.15%

VARIABLE INSURANCE PRODUCTS FUND -
 SERVICE CLASS  (NOTE 2):
Fidelity VIP Growth.......................  0.58%          0.10%             0.07%         0.75%           0.09%

VARIABLE INSURANCE PRODUCTS FUND II -
 SERVICE CLASS (NOTE 2):
Fidelity VIP Contrafund(R)................  0.58%          0.10%             0.07%         0.75%           0.10%

FRANKLIN TEMPLETON VARIABLE INSURANCE
 PRODUCTS TRUST - CLASS 2 SHARES (NOTE 3):
Templeton International Securities........  0.69%          0.25%             0.19%         1.13%           0.19%

JANUS ASPEN SERIES - SERVICE SHARES
 CLASS (NOTE 4):
Janus Aspen Global Technology.............  0.65%          0.25%             0.13%         1.03%           0.13%
Janus Aspen Worldwide Growth..............  0.65%          0.25%             0.05%         0.95%           0.05%

MFS VARIABLE INSURANCE TRUST (NOTE 5):
MFS New Discovery.........................  0.90%           N/A              0.17%         1.07%           1.59%

NOTES TO FUND EXPENSE TABLE
  (1) John Hancock Variable Series Trust I funds' percentages reflect management fees and other fund expenses based on the allocation methodology and expense reimbursement policy adopted April 23, 1999. Under the policy, John Hancock Life Insurance Company voluntarily reimburses a fund when the fund's "other fund expenses" exceed 0.10% of the fund's average daily net assets (0.00% for Equity Index). The percentages for the American Leaders Large Cap Value Fund and the Core Bond Fund are estimates because the funds were not in operation prior to the date of this prospectus.

    * Global Balanced was formerly "International Balanced" and Active Bond was formerly "Sovereign Bond".

  (2) A portion of the brokerage commissions that certain of the Fidelity VIP funds pay was used to reduce fund expenses. In addition, through arrangements with certain funds' custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of each applicable fund's expenses. Without these reductions, the operating expenses of the funds would have been higher, as shown in the last column of this table.

  (3) On February 8, 2000, shareholders of each fund approved a merger and reorganization that combined the Templeton International Equity Fund with the Templeton International Securities Fund, effective May 1, 2000. Shareholders of the Templeton International Securities Fund had approved new management fees, which apply to the combined funds effective May 1, 2000. The table shows restated total expenses for the fund based on the new fees and the assets, as of December 31, 1999, of the Templeton International Securities Fund. However, if the table reflected both the new fees and the combined assets of the Templeton International Equity Fund and the Templeton International Securities Fund, the estimated expenses for the two funds combined after May 1, 2000 would be: Management Fees 0.65%, Distribution and Service Fees 0.25%, Other Expenses 0.20%, and Total Fund Operating Expenses 1.10%.

  (4) The percentages for the new Service Shares Class of the Janus Aspen Global Technology Fund and the Janus Aspen Worldwide Growth Fund are estimates because the Service Shares Class was not in operation in 1999. All such estimates have been made without regard to the effect of any expense offset arrangements.

  (5) MFS Variable Insurance Trust funds have an expense offset arrangement which reduces each fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Each fund may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the fund's expenses. Expenses do not take into account these expense reductions, and are therefore higher than the actual expenses of the fund. MFS Investment Management(R) (also doing business as Massachusetts Financial Services Company) has contractually agreed to bear expense for the New Discovery Fund, subject to reimbursement by the fund, such that such fund's "other fund expenses" shall not exceed 0.15% of the average daily net assets of the fund during the current fiscal year.

WHAT OTHER CHARGES COULD JOHN HANCOCK IMPOSE IN THE FUTURE?

     Except for the DAC tax charge, we currently make no charge for our Federal income taxes. However, if we incur, or expect to incur, additional income taxes attributable to any subaccount of the Account or this class of policies in future years, we reserve the right to make a charge for such taxes. Any such charge would reduce what you earn on any affected investment options. However, we expect that no such charge will be necessary.

     We also reserve the right to increase the premium tax charge and the DAC tax charge in order to correspond, respectively, with changes in the state premium tax levels and with changes in the Federal income tax treatment of the deferred acquisition costs for this type of policy.

Under current laws, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant. If there is a material change in applicable state or local tax laws, we may make charges for such taxes.

HOW CAN I CHANGE MY POLICY'S INVESTMENT ALLOCATIONS?

Future Premium Payments

     At any time, you may change the investment options in which future premium payments will be invested. You make the original allocation in the application for the policy. The percentages you select must be in whole numbers and must total 100%.

Transfers of existing account value

    You may also transfer your existing account value from one investment option to another. To do so, you must tell us how much to transfer, either as a whole number percentage or as a specific dollar amount.

    Under our current rules, you can make transfers out of any variable investment option anytime you wish. However, transfers out of the fixed investment option are currently subject to the following restrictions:

 .   You can only make such a transfer once a year and only during the 31 day period following your policy anniversary.

 .   We must receive the request for such a transfer during the period beginning 60 days prior to the policy anniversary and ending 30 days after it.

 .   The most you can transfer at any one time is the greater of $500 or 25%
    of the assets in your fixed investment option.

    We reserve the right to impose a minimum amount limit on transfers out of the fixed investment option. We also reserve the right to impose limits on the number and frequency of transfers out of the variable investment options.

Dollar cost averaging

    This is a program of automatic monthly transfers out of the Money Market investment option into one or more of the other variable investment options. You choose the investment options and the dollar amount and timing of the transfers. The program is designed to reduce the risks that result from market fluctuations. It does this by spreading out the allocation of your money to investment options over a longer period of time. This allows you to reduce the risk of investing most of your money at a time when market prices are high. Obviously, the success of this strategy depends on market trends and is not guaranteed.

HOW CAN I ACCESS MY INVESTMENT IN THE POLICY?

Full surrender

    You may surrender your policy in full at any time. If you do, we will pay you the account value less any policy loans plus, if surrender occurs in the second policy year, a refund of a certain portion of sales charges equal to 5% of premiums paid in the second policy year up to the Target Premium. This is called your "surrender value." You must return your policy when you request a full surrender.

Partial withdrawals

    You may make a partial withdrawal of your surrender value at any time. Each partial withdrawal must be at least $1,000. There is a charge (usually $20) for each partial withdrawal. We will automatically reduce the account value of your policy by the amount of the withdrawal and the related charge. Each investment option will be reduced in the same proportion as the account value is then allocated among them. We will not permit a partial withdrawal if it would cause your account value to fall below 3 months' worth of monthly charges (see "Deductions from account value" on page 10). We also reserve the right to refuse any partial withdrawal that would cause the policy's Total Sum Insured to fall below $500,000. Any partial withdrawal (other than a Terminated ASI Withdrawal Amount, as described below) will reduce your death benefit under any of the death benefit options (see "How much will John Hancock pay when the last insured person dies?" on page 16) and under the guaranteed death benefit feature (see page 7). Under Option A, such a partial withdrawal will reduce the Total Sum Insured. Under Option B, such a partial withdrawal will reduce your account value. Under the guaranteed death benefit feature, such a partial withdrawal will reduce the Basic Sum Insured. A "Terminated ASI Withdrawal Amount" is any partial withdrawal made while there is an Additional Sum Insured under the policy that later lapses as described on page 7. The total of all Terminated ASI Withdrawal Amounts cannot exceed the Additional Sum Insured in effect immediately before the Additional Sum Insured lapses.

Policy loans

     You may borrow from your policy at any time by completing a form satisfactory to us or, if the telephone transaction authorization form has been completed, by telephone. However, you can't borrow from your policy during a "grace period" (see "Lapse and reinstatement" on page 7). The maximum amount you can borrow is 90% of your surrender value.

     The minimum amount of each loan is $500. The interest charged on any loan is an effective annual rate of 5% in the first 20 policy years and 4.5% thereafter. Accrued interest will be added to the loan daily and will bear interest at the same rate as the original loan amount. The amount of the loan is deducted from the investment options in the same proportion as the account value is then allocated among them and is placed in a special loan account. This special loan account will earn interest at an effective annual rate of 4.0%. However, if we determine that a loan will be treated as a taxable distribution because of the differential between the loan interest rate and the rate being credited on the special loan account, we reserve the right to decrease the rate credited on the special loan account to a rate that would, in our reasonable judgement, result in the transaction being treated as a loan under Federal tax law.

You can repay all or part of a loan at any time. Each repayment will be allocated among the investment options as follows:

       . The same proportionate part of the loan as was borrowed from the fixed investment option will be repaid to the fixed investment option.

       . The remainder of the repayment will be allocated among the investment options in the same way a new premium payment would be allocated.

If you want a payment to be used as a loan repayment, you must include instructions to that effect. Otherwise, all payments will be assumed to be premium payments.

HOW MUCH WILL JOHN HANCOCK PAY WHEN THE LAST INSURED PERSON DIES?

     In your application for the policy, you will tell us how much life insurance coverage you want on the life of the insured persons. This is called the "Total Sum Insured." Total Sum Insured is composed of the Basic Sum Insured and any Additional Sum Insured you elect. The only limitations on how much Additional Sum Insured you can have is that it must be equal to the Basic Sum Insured at the time of policy issue and cannot exceed 400% of the Basic Sum Insured at any time thereafter. There are a number of factors you should consider in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured. These factors are discussed under "Basic Sum Insured vs. Additional Sum Insured" on page 30.

     When the last of the two insured persons dies, we will pay the death benefit minus any outstanding loans. There are two ways of calculating the death benefit. You choose which one you want in the application. The two death benefit options are:

        . Option A - The death benefit will equal the greater of (1) the Total Sum Insured plus any optional extra death benefit, if elected (as described below), or (2) the minimum insurance amount (as described below).

        . Option B -The death benefit will equal the greater of (1) the Total Sum Insured plus your policy's account value on the date of death of the last surviving insured person, or (2) the minimum insurance amount.

     For the same premium payments, the death benefit under Option B will tend to be higher than the death benefit under Option A. On the other hand, the monthly insurance charge will be higher under Option B to compensate us for the additional insurance risk. Because of that, the account value will tend to be higher under Option A than under Option B for the same premium payments.

Optional extra death benefit feature

     If you elect the Option A death benefit, you may also elect this optional extra death benefit feature. The optional extra death benefit is determined on each annual processing date as follows:

        . First, we multiply your account value by a factor specified in the policy. The factor is based on the age of the younger insured person.

        .  We will then subtract your Total Sum Insured.

     Any excess is the optional extra death benefit for the remainder of that policy year. This feature may result in the Option A death benefit being higher than the minimum insurance amount. Although there is no special charge for this feature, your monthly insurance charge will be based on that higher death benefit amount. Election of this feature must be made in the application for the policy. You may revoke that election at any time, but there may be adverse tax consequences if you do. An "annual processing date" is the first business day of a policy year.

The minimum insurance amount

     In order for a policy to qualify as life insurance under Federal tax law, there has to be a minimum amount of insurance in relation to account value. For policies of this type, we will apply the "cash value accumulation test" as described in Federal tax law. Under the cash value accumulation test, we compute the minimum insurance amount on each monthly deduction date by multiplying the account value on that date by the death benefit factor applicable on that date. The death benefit factors are derived by applying the cash value accumulation test. The death benefit factor decreases for each year the policy remains in effect. A table showing the factor for each policy year will appear in the policy.

Policy split option

     At the time of policy issue, you may elect a rider that will permit the Total Sum Insured to be evenly split into two separate policies, one for each insured person, but only if the insured persons get divorced or certain Federal tax law changes occur. The rider may be cancelled at any time, but it will automatically terminate on the date of death of the first insured person to die or on the policy anniversary nearest the older insured person's 80th birthday, whichever is earlier. A policy split could have adverse tax consequences, so check with your tax adviser before electing this rider.

When the last insured person reaches 100

     If the last surviving insured person or the younger of two living insureds reaches attained age 100, the surrender value will become payable to the policy beneficiary and the death benefit will no longer be payable.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

Increase in coverage

     The Basic Sum Insured and Additional Sum Insured generally cannot be increased after policy issue. However, you may request an increase in the Additional Sum Insured. You will have to provide us with evidence that the surviving insured persons still meet our requirements for issuing insurance coverage. As to when an approved increase would take effect, see "Effective date of other policy transactions" on page 32.

Decrease in coverage

     The Basic Sum Insured and Additional Sum Insured generally cannot be decreased after policy issue. However, you may request a reduction in the Additional Sum Insured, but only if:

        . the remaining Total Sum Insured will be at least $500,000, and

        . the remaining Total Sum Insured will at least equal the minimum required by the tax laws to maintain the policy's life insurance status.

     We may refuse any decrease in Additional Sum Insured if it would cause the death benefit to reflect an increase pursuant to the optional extra death benefit feature. As to when an approved decrease would take effect, see "Effective date of other policy transactions" on page 32.

Change of death benefit option

     Changes of death benefit option are not permitted under our current administrative rules. We expect to be able to allow a change from Option B to Option A in the near future, but that is not guaranteed.

Tax consequences

     Please read "Tax considerations" starting on page 34 to learn about possible tax consequences of changing your insurance coverage under the policy.

CAN I CANCEL MY POLICY AFTER IT'S ISSUED?

     You have the right to cancel your policy within the latest of the following periods:

        . 10 days after you receive it (this period may be longer in some states);

        . 10 days after mailing by John Hancock of the Notice of Withdrawal Right; or

        .  45 days after the date Part A of the application has been completed.

     This is often referred to as the "free look" period. To cancel your policy, simply deliver or mail the policy to John Hancock at one of the addresses shown on page 2, or to the John Hancock representative who delivered the policy to you.

     In most states, you will receive a refund of any premiums you've paid. In some states, the refund will be your account value on the date of cancellation plus all charges deducted by John Hancock or the Trust prior to that date. The date of cancellation will be the date of such mailing or delivery.

CAN I CHOOSE THE FORM IN WHICH JOHN HANCOCK PAYS OUT POLICY PROCEEDS?

Choosing a payment option

     You may choose to receive proceeds from the policy as a single sum. This includes proceeds that become payable because of death or full surrender. Alternatively, you can elect to have proceeds of $1,000 or more applied to any of a number of other payment options, including the following:

        .  Option 1 - Proceeds left with us to accumulate with interest

        . Option 2A - Equal monthly payments of a specified amount until all proceeds are paid out

        . Option 2B - Equal monthly payments for a specified period of time

        . Option 3 - Equal monthly payments for life, but with payments guaranteed for a specific number of years

        . Option 4 - Equal monthly payments for life with no refund

        . Option 5 - Equal monthly payments for life with a refund if all of the proceeds haven't been paid out

     You cannot choose an option if the monthly payments under the option would be less than $50. We will issue a supplementary agreement when the proceeds are applied to any alternative payment option. That agreement will spell out the terms of the option in full. We will credit interest on each of the above options. For Options 1 and 2A, the interest will be at least an effective annual rate of 3 1/2%.

Changing a payment option

     You can change the payment option at any time before the proceeds are payable. If you haven't made a choice, the payee of the proceeds has a prescribed period in which he or she can make that choice.

Tax impact

     There may be tax consequences to you or your beneficiary depending upon which payment option is chosen. You should consult with a qualified tax adviser before making that choice.

TO WHAT EXTENT CAN JOHN HANCOCK VARY THE TERMS AND CONDITIONS OF ITS POLICIES IN PARTICULAR CASES?

     Listed below are some variations we can make in the terms of our policies. Any variation will be made only in accordance with uniform rules that we apply fairly to all of our customers.

State law insurance requirements

     Insurance laws and regulations apply to John Hancock in every state in which its policies are sold. As a result, various terms and conditions of your insurance coverage may vary from the terms and conditions described in this prospectus, depending upon where you reside. These variations will be reflected in your policy or in endorsements attached to your policy.

Variations in expenses or risks

     We may vary the charges and other terms of our policies where special circumstances result in sales or administrative expenses, mortality risks or other risks that are different from those normally associated with the policies. These include the type of variations discussed under

"Reduced charges for eligible classes" on page 33. No variation in any charge will exceed any maximum stated in this prospectus with respect to that charge.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

     Generally, death benefits paid under policies such as yours are not subject to income tax. Earnings on your account value are not subject to income tax as long as we don't pay them out to you. If we do pay out any amount of your account value upon surrender or partial withdrawal, all or part of that distribution should generally be treated as a return of the premiums you've paid and should not be subject to income tax. Amounts you borrow are generally not taxable to you.

     However, some of the tax rules change if your policy is found to be a "modified endowment contract." This can happen if you've paid more than a certain amount of premiums that is prescribed by the tax laws. Additional taxes and penalties may be payable for policy distributions of any kind.

     For further information about the tax consequences of owning a policy, please read "Tax considerations" beginning on page 34.

HOW DO I COMMUNICATE WITH JOHN HANCOCK?

General Rules

     You should mail or express all checks and money orders for premium payments and loan repayments to the John Hancock Life Servicing Office at the appropriate address shown on page 2.

     Certain requests must be made in writing and be signed and dated by you. They include the following:

        .  loans, surrenders or partial withdrawals

        .  transfers of account value among investment options

        . change of allocation among investment options for new premium payments

        .  change of death benefit option

        .  increase or decrease in Total Sum Insured

        .  change of beneficiary

        .  election of payment option for policy proceeds

        .  tax withholding elections

        .  election of telephone transaction privilege

You should mail or express these requests to the John Hancock Life Servicing Office at the appropriate address shown on page 2. You should also send notice of an insured person's death and related documentation to the John Hancock Life Servicing Office. We don't consider that we've "received" any communication until such time as it has arrived at the proper place and in the proper and complete form.

     We have special forms that should be used for a number of the requests mentioned above. You can obtain these forms from the John Hancock Life Servicing Office or your John Hancock representative. Each communication to us must include your name, your policy number and the name of the insured person. We cannot process any request that doesn't include this required information. Any communication that arrives after the close of our business day, or on a day that is not a business day, will be considered "received" by us on the next following business day. Our business day currently closes at 4:00 p.m. Eastern Standard Time, but special circumstances (such as suspension of trading on a major exchange) may dictate an earlier closing time.

Telephone Transactions

     If you complete a special authorization form, you can request loans, transfers among investment options and changes of allocation among investment options simply by telephoning us at 1-800-732-5543 or by faxing us at 1-617-886-3048. Any fax request should include your name, daytime telephone number, policy number and, in the case of transfers and changes of allocation, the names of the investment options involved. We will honor telephone instructions from anyone who provides the correct identifying information, so there is a risk of loss to you if this service is used by an unauthorized person. However, you will receive written confirmation of all telephone transactions. There is also a risk that you will be unable to place your request due to equipment malfunction or heavy phone line usage. If this occurs, you should submit your request in writing.

     The policies are not designed for professional market timing organizations or other persons or entities that use programmed or frequent transfers among investment options. For reasons such as that, we reserve the right to change our telephone transaction policies or procedures at any time. We also reserve the right to suspend or terminate the privilege altogether.

       ILLUSTRATION OF DEATH BENEFITS, ACCOUNT VALUES, SURRENDER VALUES AND
                              ACCUMULATED PREMIUMS

     The following tables illustrate the changes in death benefit, account value and surrender value of the policy under certain hypothetical circumstances that we assume solely for this purpose. Each table separately illustrates the operation of a policy for specified issue ages, premium payment schedule and Total Sum Insured. The amounts shown are for the end of each policy year and assume that all of the account value is invested in funds that achieve investment returns at constant annual rates of 0%, 6% and 12% (i.e., before any fees or expenses deducted from Trust assets). After the deduction of average fees and expenses at the Trust level (as described below) the corresponding net annual rates of return would be -.77%, 5.18% and 11.14%. Investment return reflects investment income and all realized and unrealized capital gains and losses. The tables assume annual Planned Premiums that are paid at the beginning of each policy year for a male insured person who is 55 years old and a preferred underwriting risk when the policy is issued and for a female insured person who is 50 years old and a preferred underwriting risk when the policy is issued.

     Tables are provided for each of the two death benefit options. The tables headed "Current Charges" assume that the current rates for all charges deducted by John Hancock will apply in each year illustrated. The tables headed "Maximum Charges" are the same, except that the maximum permitted rates for all years are used for all charges. The tables do not reflect any charge that we reserve the right to make but are not currently making. The tables assume that the guaranteed minimum death benefit has not been elected beyond the tenth policy year and that no Additional Sum Insured or optional rider benefits have been elected.

     With respect to fees and expenses deducted from Trust assets, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of .66%, and (2) an assumed average asset charge for all other Trust operating expenses equivalent to an effective annual rate of .11%. These rates are the arithmetic average for all funds of the Trust. In other words, they are based on the hypothetical assumption that policy account values are allocated equally among the variable investment options. The actual rates associated with any policy will vary depending upon the actual allocation of policy values among the investment options. The charge shown above for all other Trust operating expenses reflects reimbursements to certain funds as described in the footnotes to the table beginning on page 11. We currently expect those reimbursement arrangements to continue indefinitely, but that is not guaranteed.

     The second column of each table shows the amount you would have at the end of each policy year if an amount equal to the assumed Planned Premiums were invested to earn interest, after taxes, at 5% compounded annually. This is not a policy value. It is included for comparison purposes only.

     Because your circumstances will no doubt differ from those in the illustrations that follow, values under your policy will differ, in most cases substantially. Upon request, we will furnish you with a comparable illustration reflecting your proposed insured persons' issue ages, sex and underwriting risk classification, and the Total Sum Insured and annual Planned Premium amount requested.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL
       SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  ----------------------------------
                                   Assuming hypothetical              Assuming hypothetical
End of    Planned Premiums         gross annual return of             gross annual return of
Policy     accumulated at    ----------------------------------  ----------------------------------
 Year    5% annual interest      0%          6%         12%         0%         6%          12%
-------  ------------------  ----------  ----------  ----------  --------  ----------  ------------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $ 11,206  $   11,910   $   12,614
   2             34,374       1,000,000   1,000,000   1,000,000    23,410      25,584       27,839
   3             52,861       1,000,000   1,000,000   1,000,000    35,443      39,877       44,654
   4             72,271       1,000,000   1,000,000   1,000,000    47,545      55,060       63,474
   5             92,653       1,000,000   1,000,000   1,000,000    59,475      70,928       84,257
   6            114,053       1,000,000   1,000,000   1,000,000    72,288      88,608      108,347
   7            136,524       1,000,000   1,000,000   1,000,000    84,914     107,081      134,944
   8            160,118       1,000,000   1,000,000   1,000,000    97,349     126,376      164,306
   9            184,891       1,000,000   1,000,000   1,000,000   109,592     146,527      196,715
  10            210,904       1,000,000   1,000,000   1,000,000   121,636     167,563      232,484
  11            238,217       1,000,000   1,000,000   1,000,000   134,237     190,317      272,793
  12            266,895       1,000,000   1,000,000   1,000,000   146,611     214,054      317,271
  13            297,008       1,000,000   1,000,000   1,000,000   158,745     238,806      366,346
  14            328,626       1,000,000   1,000,000   1,000,000   170,623     264,602      420,488
  15            361,825       1,000,000   1,000,000   1,000,000   182,222     291,471      480,225
  16            396,684       1,000,000   1,000,000   1,049,444   193,516     319,440      546,112
  17            433,286       1,000,000   1,000,000   1,150,730   204,471     348,535      618,717
  18            471,718       1,000,000   1,000,000   1,258,589   215,045     378,780      698,686
  19            512,072       1,000,000   1,000,000   1,373,705   225,190     410,199      786,720
  20            554,444       1,000,000   1,000,000   1,496,764   234,843     442,816      883,575
  25            800,279       1,000,000   1,000,000   2,266,829   275,856     628,276    1,535,049
  30          1,114,034       1,000,000   1,127,474   3,399,081   291,297     851,474    2,567,002
  35          1,514,473       1,000,000   1,355,580   5,093,482   256,219   1,110,886    4,174,064


* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The death benefit and Surrender Value for a policy would be different from those shown if the actual gross rates of investment return average 0%, 6%, or 12% over a period of years, but also fluctuate above or below the average for individual policy years. No representations can be made that these hypothetical investment results can be achieved for one year or sustained over any period of time.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING CURRENT CHARGES


                                       Death Benefit                    Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming Hypothetical             Assuming Hypothetical
End of    Planned Premiums         Gross Annual Return of            Gross Annual Return of
Policy     Accumulated at    ----------------------------------  --------------------------------
 Year    5% Annual Interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,011,205  $1,011,910  $1,012,614  $ 11,205  $ 11,910   $   12,614
   2             34,374       1,023,408   1,025,582   1,027,837    23,408    25,582       27,837
   3             52,861       1,035,439   1,039,872   1,044,648    35,439    39,872       44,648
   4             72,271       1,047,538   1,055,052   1,063,464    47,538    55,052       63,464
   5             92,653       1,059,464   1,070,914   1,084,239    59,464    70,914       84,239
   6            114,053       1,072,271   1,088,587   1,108,319    72,271    88,587      108,319
   7            136,524       1,084,889   1,107,049   1,134,902    84,889   107,049      134,902
   8            160,118       1,097,315   1,126,329   1,164,241    97,315   126,329      164,241
   9            184,891       1,109,543   1,146,458   1,196,617   109,543   146,458      196,617
  10            210,904       1,121,568   1,167,463   1,232,338   121,568   167,463      232,338
  11            238,217       1,134,149   1,190,184   1,272,590   134,149   190,184      272,590
  12            266,895       1,146,492   1,213,868   1,316,978   146,492   213,868      316,978
  13            297,008       1,158,581   1,238,540   1,365,912   158,581   238,540      365,912
  14            328,626       1,170,390   1,264,215   1,419,836   170,390   264,215      419,836
  15            361,825       1,181,891   1,290,903   1,479,235   181,891   290,903      479,235
  16            396,684       1,193,044   1,318,607   1,544,637   193,044   318,607      544,637
  17            433,286       1,203,803   1,347,319   1,616,612   203,803   347,319      616,612
  18            471,718       1,214,106   1,377,015   1,695,775   214,106   377,015      695,775
  19            512,072       1,223,882   1,407,661   1,782,795   223,882   407,661      782,795
  20            554,444       1,233,041   1,439,198   1,878,389   233,041   439,198      878,389
  25            800,279       1,268,458   1,610,417   2,518,582   268,458   610,417    1,518,582
  30          1,114,034       1,268,271   1,786,209   3,527,234   268,271   786,209    2,527,234
  35          1,514,473       1,199,713   1,927,352   5,095,022   199,713   927,352    4,095,022


* The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL
       SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION A DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                    Surrender Value
                             ----------------------------------  -------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  -------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  -----------
   1         $   16,768      $1,000,000  $1,000,000  $1,000,000  $ 10,906  $ 11,600   $   12,294
   2             34,374       1,000,000   1,000,000   1,000,000    22,735    24,864       27,076
   3             52,861       1,000,000   1,000,000   1,000,000    34,279    38,599       43,262
   4             72,271       1,000,000   1,000,000   1,000,000    45,760    53,050       61,230
   5             92,653       1,000,000   1,000,000   1,000,000    56,919    67,981       80,885
   6            114,053       1,000,000   1,000,000   1,000,000    68,789    84,486      103,520
   7            136,524       1,000,000   1,000,000   1,000,000    80,278   101,507      128,269
   8            160,118       1,000,000   1,000,000   1,000,000    91,356   119,035      155,324
   9            184,891       1,000,000   1,000,000   1,000,000   101,997   137,062      184,895
  10            210,904       1,000,000   1,000,000   1,000,000   112,164   155,572      217,213
  11            238,217       1,000,000   1,000,000   1,000,000   122,322   175,082      253,104
  12            266,895       1,000,000   1,000,000   1,000,000   131,898   195,045      292,336
  13            297,008       1,000,000   1,000,000   1,000,000   140,822   215,419      335,224
  14            328,626       1,000,000   1,000,000   1,000,000   149,001   236,143      382,121
  15            361,825       1,000,000   1,000,000   1,000,000   156,331   257,149      433,429
  16            396,684       1,000,000   1,000,000   1,000,000   162,694   278,364      489,622
  17            433,286       1,000,000   1,000,000   1,024,951   167,907   299,662      551,089
  18            471,718       1,000,000   1,000,000   1,113,071   171,918   321,039      617,904
  19            512,072       1,000,000   1,000,000   1,205,448   174,521   342,375      690,359
  20            554,444       1,000,000   1,000,000   1,302,370   175,525   363,570      768,820
  25            800,279       1,000,000   1,000,000   1,867,041   146,151   462,870    1,264,321
  30          1,114,034       1,000,000   1,000,000   2,598,076     4,131   529,465    1,962,079
  35          1,514,473              **   1,000,000   3,553,271        **   511,756    2,911,875


 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

PLAN: FLEXIBLE PREMIUM VARIABLE LIFE SURVIVORSHIP
      $1,000,000 SUM INSURED ($500,000 BASIC SUM INSURED; $500,000 ADDITIONAL
       SUM INSURED)
      MALE, ISSUE AGE 55, PREFERRED UNDERWRITING CLASS
      FEMALE, ISSUE AGE 50, PREFERRED UNDERWRITING CLASS
      OPTION B DEATH BENEFIT
      NO GUARANTEED MINIMUM DEATH BENEFIT AFTER TENTH POLICY YEAR
      PLANNED PREMIUM: $15,969*
      USING MAXIMUM CHARGES

                                       Death Benefit                     Surrender Value
                             ----------------------------------  --------------------------------
                                   Assuming hypothetical             Assuming hypothetical
End of    Planned Premiums         gross annual return of            gross annual return of
Policy     accumulated at    ----------------------------------  --------------------------------
 Year    5% annual interest      0%          6%         12%         0%        6%         12%
-------  ------------------  ----------  ----------  ----------  --------  --------  ------------
   1         $   16,768      $1,010,906  $1,011,599  $1,012,293  $ 10,906  $ 11,599   $   12,293
   2             34,374       1,022,732   1,024,861   1,027,072    22,732    24,861       27,072
   3             52,861       1,034,269   1,038,588   1,043,250    34,269    38,588       43,250
   4             72,271       1,045,735   1,053,021   1,061,196    45,735    53,021       61,196
   5             92,653       1,056,868   1,067,919   1,080,810    56,868    67,919       80,810
   6            114,053       1,068,694   1,084,366   1,103,369    68,694    84,366      103,369
   7            136,524       1,080,115   1,101,295   1,127,993    80,115   101,295      127,993
   8            160,118       1,091,093   1,118,680   1,154,846    91,093   118,680      154,846
   9            184,891       1,101,594   1,136,498   1,184,107   101,594   136,498      184,107
  10            210,904       1,111,567   1,154,707   1,215,959   111,567   154,707      215,959
  11            238,217       1,121,463   1,173,793   1,251,164   121,463   173,793      251,164
  12            266,895       1,130,693   1,193,171   1,289,405   130,693   193,171      289,405
  13            297,008       1,139,165   1,212,745   1,330,880   139,165   212,745      330,880
  14            328,626       1,146,759   1,232,389   1,375,776   146,759   232,389      375,776
  15            361,825       1,153,339   1,251,949   1,424,280   153,339   251,949      424,280
  16            396,684       1,158,756   1,271,251   1,476,582   158,756   271,251      476,582
  17            433,286       1,162,776   1,290,022   1,532,797   162,776   290,022      532,797
  18            471,718       1,165,333   1,308,149   1,593,227   165,333   308,149      593,227
  19            512,072       1,166,177   1,325,319   1,658,007   166,177   325,319      658,007
  20            554,444       1,165,080   1,341,228   1,727,306   165,080   341,228      727,306
  25            800,279       1,119,341   1,386,600   2,144,905   119,341   386,600    1,144,905
  30          1,114,034              **   1,309,366   2,669,628        **   309,366    1,669,628
  35          1,514,473              **          **   3,255,940        **        **    2,255,940


 * The illustrations assume that Planned Premiums equal to the Target Premium are paid at the start of each Policy Year. The Death Benefit and Surrender Value will differ if premiums are paid in different amounts or frequencies, if policy loans are taken, or if Guaranteed Minimum Death Benefit after the tenth Policy Year, or optional rider benefits are elected.
** Policy lapses unless additional premium payments are made.

IT IS EMPHASIZED THAT THE HYPOTHETICAL INVESTMENT RETURNS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING INVESTMENT ALLOCATIONS MADE BY THE OWNER. THE DEATH BENEFIT AND SURRENDER VALUE FOR A POLICY WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL GROSS RATES OF INVESTMENT RETURN AVERAGE 0%, 6%, OR 12% OVER A PERIOD OF YEARS, BUT ALSO FLUCTUATE ABOVE OR BELOW THE AVERAGE FOR INDIVIDUAL POLICY YEARS. NO REPRESENTATIONS CAN BE MADE THAT THESE HYPOTHETICAL INVESTMENT RESULTS CAN BE ACHIEVED FOR ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                              ADDITIONAL INFORMATION

     This section of the prospectus provides additional detailed information that is not contained in the Basic Information section on pages 4 through 21.

     CONTENTS OF THIS SECTION                                  BEGINNING ON PAGE
     ------------------------                                  -----------------
     Description of John Hancock.............................         28
     How we support the policy and investment options........         28
     Procedures for issuance of a policy.....................         29
     Basic Sum Insured vs. Additional Sum Insured............         30
     Commencement of investment performance..................         31
     How we process certain policy transactions..............         31
     Effects of policy loans.................................         32
     Additional information about how certain policy charges
      work...................................................         33
     How we market the policies..............................         34
     Tax considerations......................................         34
     Reports that you will receive...........................         36
     Voting privileges that you will have....................         36
     Changes that John Hancock can make as to your policy....         37
     Adjustments we make to death benefits...................         37
     When we pay policy proceeds.............................         37
     Other details about exercising rights and paying
      benefits...............................................         38
     Legal matters...........................................         38
     Registration statement filed with the SEC...............         39
     Accounting and actuarial experts........................         39
     Financial statements of John Hancock and the Account....         39
     List of Directors and Executive Officers of
      John Hancock...........................................         40

DESCRIPTION OF JOHN HANCOCK

     We are John Hancock Life Insurance Company, a Massachusetts stock life insuarnce company. On February 1, 2000, John Hancock Mutual Life Insurance Company (which was chartered in Massachusetts in 1862) converted to a stock company by "demutualizing" and changed its name to John Hancock Life Insurance Company. As part of the demutualization process, John Hancock Life Insurance Company became a subsidiary of John Hancock Financial Services, Inc., a newly formed publicly-traded corporation. Our Home Office is at John Hancock Place, Boston, Massachusetts 02117. We are authorized to transact a life insurance and annuity business in all states and in the District of Columbia. As of December 31, 1999, our assets were approximately $71 billion.

     We are regulated and supervised by the Massachusetts Commissioner of Insurance, who periodically examines our affairs. We also are subject to the applicable insurance laws and regulations of all jurisdictions in which we are authorized to do business. We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business for purposes of determining solvency and compliance with local insurance laws and regulations. The regulation to which we are subject, however, does not provide a guarantee as to such matters.

HOW WE SUPPORT THE POLICY AND INVESTMENT OPTIONS

Separate Account UV

     The variable investment options shown on page 1 are in fact subaccounts of Separate Account UV (the "Account"), a separate account established by us under Massachusetts law. The Account meets the definition of "separate account" under the Federal securities laws and is registered as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Such registration does not involve supervision by the SEC of the management of the Account or John Hancock.

     The Account's assets are the property of John Hancock. Each policy provides that amounts we hold in the Account pursuant to the policies cannot be reached by any other persons who may have claims against us.

     The assets in each subaccount are invested in the corresponding fund of one of the Trusts. New subaccounts may be added as new funds are added to the Trusts and made available to policy owners. Existing subaccounts may be deleted if existing funds are deleted from the Trusts.

     We will purchase and redeem Trust shares for the Account at their net asset value without any sales or redemption charges. Shares of a Trust represent an interest in one of the funds of the Trust which corresponds to a subaccount of the Account. Any dividend or capital gains distributions received by the Account will be reinvested in shares of that same fund at their net asset value as of the dates paid.

     On each business day, shares of each fund are purchased or redeemed by us for each subaccount based on, among other things, the amount of net premiums allocated to the subaccount, distributions reinvested, and transfers to, from and among subaccounts, all to be effected as of that date. Such purchases and redemptions are effected at each fund's net asset value per share determined for that same date. A "business day" is any date on which the New York Stock Exchange is open for trading. We compute policy values for each business day as of the close of that day (usually 4:00 p.m. Eastern Standard Time).

Our general account

     Our obligations under the policy's fixed investment option are backed by our general account assets. Our general account consists of assets owned by us other than those in the Account and in other separate accounts that we may establish. Subject to applicable law, we have sole discretion over the investment of assets of the general account and policy owners do not share in the investment experience of, or have any preferential claim on, those assets. Instead, we guarantee that the account value allocated to the fixed investment option will accrue interest daily at an effective annual rate of at least 4% without regard to the actual investment experience of the general account.

     Because of exemptive and exclusionary provisions, interests in our fixed investment option have not been registered under the Securities Act of 1933 and our general account has not been registered as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and we have been advised that the staff of the SEC has not reviewed the disclosure in this prospectus relating to the fixed investment option. Disclosure regarding the fixed investment option may, however, be subject to certain generally-applicable provisions of the Federal securities laws relating to accuracy and completeness of statements made in prospectuses.

PROCEDURES FOR ISSUANCE OF A POLICY

     Generally, the policy is available with a minimum Basic Sum Insured at issue of $250,000. Since the Additional Sum Insured must equal the Basic Sum Insured at issue, that means the minimum Total Sum Insured at issue is generally $500,000. At the time of issue, each insured person must have an attained age of at least 20 and no more than 80. All insured persons must meet certain health and other insurance risk criteria called "underwriting standards".

     Policies issued in Montana or in connection with certain employee plans will not directly reflect the sex of the insured persons in either the premium rates or the charges or values under the policy. The illustrations set forth in this prospectus are sex-distinct and, therefore, may not reflect the rates, charges, or values that would apply to such policies.

Minimum Initial Premium

     The Minimum Initial Premium must be received by us at our Life Servicing Office in order for the policy to be in full force and effect. There is no grace period for the payment of the Minimum Initial Premium. The Minimum Initial Premium is determined by us based on the characteristics of each of the insured persons, the Total Sum Insured at issue, and the policy options you have selected.

Commencement of insurance coverage

     After you apply for a policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a policy to you and, if so, what the insured persons' rate classes should be. After we approve an application for a policy and assign an appropriate insurance rate class, we will prepare the policy for delivery. We will not pay a death benefit under a policy unless the policy is in effect when the last surviving insured person dies (except for the circumstances described under "Temporary insurance coverage prior to policy delivery" on page 30).

     The policy will take effect only if all of the following conditions are satisfied:

 . The policy is delivered to and received by the applicant.

 . The Minimum Initial Premium is received by us.

 . Each insured person is living and still meets our health criteria for issuing insurance.

     If all of the above conditions are satisfied, the policy will take effect on the date shown in the policy as the "date of issue." That is the date on which we begin to deduct monthly charges. Policy months, policy years and policy anniversaries are all measured from the date of issue.

Backdating

     In order to preserve a younger age at issue for one or both of the insured persons, we can designate a date of issue that is up to 60 days earlier than the date that would otherwise apply. This is referred to as "backdating" and is allowed under state insurance laws. Backdating can also be used in certain corporate-owned life insurance cases involving multiple policies to retain a common monthly deduction date.

     The conditions for coverage described above under "Commencement of insurance coverage" must still be satisfied, but in a backdating situation the policy always takes effect retroactively. Backdating results in a lower insurance charge (because of an insured person's younger age at issue), but monthly charges begin earlier than would otherwise be the case. Those monthly charges will be deducted as soon as we receive premiums sufficient to pay them.

Temporary coverage prior to policy delivery

     If a specified amount of premium is paid with the application for a policy and other conditions are met, we will provide temporary survivorship term life insurance coverage on the insured persons for a period prior to the time coverage under the policy takes effect. Such temporary term coverage will be subject to the terms and conditions described in the application for the policy, including limits on amount and duration of coverage.


Monthly deduction dates

     Each charge that we deduct monthly is assessed against your account value or the subaccounts at the close of business on the date of issue and at the close of the first business day in each subsequent policy month.

BASIC SUM INSURED VS. ADDITIONAL SUM INSURED

     As noted earlier in this prospectus, you should consider a number of factors in determining whether to elect coverage in the form of Basic Sum Insured or in the form of Additional Sum Insured.

     The amount of sales charge deducted from premiums and from account value and the amount of compensation paid to the selling insurance agent will be less if coverage is included as Additional Sum Insured, rather than as Basic Sum Insured. On the other hand, the amount of any Additional Sum Insured is not included in the guaranteed minimum death benefit feature. Therefore, if the policy's surrender value is insufficient to pay the monthly charges as they fall due (including the charges for the Additional Sum Insured), the Additional Sum Insured coverage will lapse, even if the Basic Sum Insured stays in effect pursuant to the guaranteed minimum death benefit feature.

     Generally, you will incur lower sales charges and have more flexible coverage with respect to the Additional Sum Insured than with respect to the Basic Sum Insured. If this is your priority, you may wish to maximize the proportion of the Additional Sum Insured. However, if your priority is to take advantage of the guaranteed minimum death benefit feature, the proportion of the Policy's Total Sum Insured that is guaranteed can be increased by taking out more coverage as Basic Sum Insured at the time of policy issuance.

     If you want to purchase Additional Sum Insured, you may select from among several forms of it: a level amount of coverage; an amount of coverage that increases on each policy anniversary up to a prescribed limit; an amount of coverage that increases on each policy anniversary to the amount of premiums paid during prior policy years plus the Planned Premium for the current policy year, subject to certain limits; or a combination of those forms of coverage.

     Any decision you make to modify the amount of Additional Sum Insured coverage after issue can have significant tax consequences (see "Tax Considerations" beginning on page 34).

COMMENCEMENT OF INVESTMENT PERFORMANCE

     Any premium payment processed prior to the twentieth day after the date of issue will automatically be allocated to the Money Market investment option. On the later of the date such payment is received or the twentieth day following the date of issue, the portion of the Money Market investment option attributable to such payment will be reallocated automatically among the investment options you have chosen.

     All other premium payments will be allocated among the investment options you have chosen as soon as they are processed.

HOW WE PROCESS CERTAIN POLICY TRANSACTIONS

Premium payments

     We will process any premium payment as of the day we receive it, unless one of the following exceptions applies:

     (1) We will process a payment received prior to a policy's date of issue as if received on the date of issue.

     (2) If the Minimum Initial Premium is not received prior to the date of issue, we will process each premium payment received thereafter as if received on the business day immediately preceding the date of issue until all of the Minimum Initial Premium is received.

     (3) We will process the portion of any premium payment for which we require evidence of an insured person's continued insurability only after we have received such evidence and found it satisfactory to us.

     (4) If we receive any premium payment that we think will cause a policy to become a modified endowment or will cause a policy to lose its status as life insurance under the tax laws, we will not accept the excess portion of that premium payment and will immediately notify the owner. We will refund the excess premium when the premium payment check has had time to clear the banking system (but in no case more than two weeks after receipt), except in the following circumstances:

 . The tax problem resolves itself prior to the date the refund is to be made; or

 . The tax problem relates to modified endowment status and we receive a signed acknowledgment from the owner prior to the refund date instructing us to process the premium notwithstanding the tax issues involved.

     In the above cases, we will treat the excess premium as having been received on the date the tax problem resolves itself or the date we receive the signed acknowledgment. We will then process it accordingly.

     (5) If a premium payment is received or is otherwise scheduled to be processed (as specified above) on a date that is not a business day, the premium payment will be processed on the business day next following that date.

Transfers among investment options

     Any reallocation among investment options must be such that the total in all investment options after reallocation equals 100% of account value. Transfers out of a variable investment option will be effective at the end of the business day in which we receive at our Life Servicing Office notice satisfactory to us.

     If received on or before the policy anniversary, requests for transfer out of the fixed investment option will be processed on the policy anniversary (or the next business day if the policy anniversary does not occur on a business day). If received after the policy anniversary, such a request will be processed at the end of the business day in which we receive the request at our Life Servicing Office. If you request a transfer out of the fixed investment option 61 days or more prior to the policy anniversary, we will not process that portion of the reallocation, and your confirmation statement will not reflect a transfer out of the fixed investment option as to such request.

Currently, there is no minimum amount limit on transfers into the fixed investment option, but we reserve the right to impose such a limit in the future. We have the right to defer transfers of amounts out of the fixed investment option for up to six months.

Dollar cost averaging

      Scheduled transfers under this option may be made from the Money Market investment option to not more than nine other variable investment options. However, the amount transferred to any one investment option must be at least $100.

     Once we receive the election in form satisfactory to us at our Life Servicing Office, transfers will begin on the second monthly deduction date following its receipt. If you have any questions with respect to this provision, call 1-800-732-5543.

     Once elected, the scheduled monthly transfer option will remain in effect for so long as you have at least $2,500 of your account value in the Money Market investment option, or until we receive written notice from you of cancellation of the option or notice of the death of the last surviving insured person. We reserve the right to modify, terminate or suspend the dollar cost averaging program at any time.

Telephone transfers and policy loans

     Once you have completed a written authorization, you may request a transfer or policy loan by telephone or by fax. If the fax request option becomes unavailable, another means of telecommunication will be substituted.

     If you authorize telephone transactions, you will be liable for any loss, expense or cost arising out of any unauthorized or fraudulent telephone instructions which we reasonably believe to be genuine, unless such loss, expense or cost is the result of our mistake or negligence. We employ procedures which provide safeguards against the execution of unauthorized transactions, and which are reasonably designed to confirm that instructions received by telephone are genuine. These procedures include requiring personal identification, tape recording calls, and providing written confirmation to the owner. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any loss due to unauthorized or fraudulent instructions.

Effective date of other policy transactions

     The following transactions take effect on the policy anniversary on or next following the date we approve the request:

 .   Total Sum Insured decreases

 .   Additional Sum Insured increases

 . Change of death benefit option from Option B to Option A, when and if permitted by our administrative rules (see "Change of death benefit option" on page 18)

     Reinstatements of lapsed policies take effect on the monthly deduction date on or next following the date we approve the request for reinstatement.

     We process loans, surrenders, partial withdrawals and loan repayments as of the day we receive such request or repayment.

EFFECTS OF POLICY LOANS

     The account value, the surrender value, and any death benefit above the Total Sum Insured are permanently affected by any loan, whether or not it is repaid in whole or in part. This is because the amount of the loan is deducted from the investment options and placed in a special loan account. The investment options and the special loan account will generally have different rates of investment return.

     The amount of the outstanding loan (which includes accrued and unpaid interest) is subtracted from the amount otherwise payable when the policy proceeds become payable.

     Whenever the outstanding loan exceeds 90% of your account value, the policy will terminate 31 days after we have mailed notice of termination to you

(and to any assignee of record at such assignee's last known address) specifying the minimum amount that must be paid to avoid termination, unless a repayment of at least the amount specified is made within that period.

ADDITIONAL INFORMATION ABOUT HOW CERTAIN POLICY CHARGES WORK

Sales expenses and related charges

     The sales charges help to compensate us for the cost of selling our policies. (See "What charges will John Hancock deduct from my investment in the policy?" in the Basic Information section of this prospectus.) The amount of the charges in any policy year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the policies. To the extent that the sales charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the charge for mortality and expense risks and other gains with respect to the policies, or from our general assets. (See "How we market the policies" on page 34.)

Effect of premium payment pattern

     You may structure the timing and amount of premium payments to minimize the sales charges, although doing so involves certain risks. Paying less than one Target Premium in the first policy year or paying more than one Target Premium in any policy year could reduce your total sales charges over time. For example, if the Target Premium was $10,000 and you paid a premium of $10,000 in each of the first ten policy years, you would pay total sales charges of $14,000. If you paid $20,000 (i.e., two times the Target Premium amount) in every other policy year up to the ninth policy year, you would pay total sales charges of only $9,750. However, delaying the payment of Target Premiums to later policy years could increase the risk that the guaranteed minimum death benefit feature will lapse and the account value will be insufficient to pay monthly policy charges as they come due. As a result, the policy or any Additional Sum Insured may lapse and eventually terminate. Conversely, accelerating the payment of Target Premiums to earlier policy years could cause aggregate premiums paid to exceed the policy's 7-pay premium limit and, as a result, cause the policy to become a modified endowment, with adverse tax consequences to you upon receipt of policy distributions. (See "Tax consequences" beginning on page 34.)

Monthly charges

     We deduct the monthly charges described in the Basic Information section from your policy's investment options in proportion to the amount of account value you have in each. For each month that we cannot deduct any charge because of insufficient account value, the uncollected charges will accumulate and be deducted when and if sufficient account value becomes available.

     The insurance under the policy continues in full force during any grace period but, if the last surviving insured person dies during the policy grace period, the amount of unpaid monthly charges is deducted from the death benefit otherwise payable.

Reduced charges for eligible classes

     The charges otherwise applicable (including the M&E charge) may be reduced with respect to policies issued to a class of associated individuals or to a trustee, employer or similar entity where we anticipate that the sales to the members of the class will result in lower than normal sales or administrative expenses, lower taxes or lower risks to us. We will make these reductions in accordance with our rules in effect at the time of the application for a policy. The factors we consider in determining the eligibility of a particular group for reduced charges, and the level of the reduction, are as follows: the nature of the association and its organizational framework; the method by which sales will be made to the members of the class; the facility with which premiums will be collected from the associated individuals and the association's capabilities with respect to administrative tasks; the anticipated lapse and surrender rates of the policies; the size of the class of associated individuals and the number of years it has been in existence; the aggregate amount of premiums paid; and any other such circumstances which result in a reduction in sales or administrative expenses, lower taxes or lower risks. Any reduction in charges will be reasonable and will apply uniformly to all prospective policy purchasers in the class and will not unfairly discriminate against any owner.

HOW WE MARKET THE POLICIES

     John Hancock Funds, Inc. ("JHFI"), an indirect wholly-owned subsidiary of John Hancock located at 101 Huntington Avenue, Boston, MA 02199, is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. JHFI acts as principal underwriter and principal distributor of the policies sold through the use of this prospectus. JHFI also serves as principal underwriter for John Hancock Variable Annuity Accounts H and JF, John Hancock Variable Life Accounts S and U, and Investors Partner Life Insurance Account L, all of which are registered under the 1940 Act.

     The policies may be purchased through broker-dealers and certain financial institutions who have entered into selling agreements with JHFI and John Hancock, and whose representatives are authorized by applicable law to sell variable life insurance policies.Gross first year commissions plus any expense allowance payments paid to such broker-dealers and financial institutions is not expected to exceed 80% of premiums paid up to the Target Premium plus 3% of any excess premium payments. Gross renewal commissions (i.e., after the first year) are not expected to exceed 3% of total premiums paid in policy years 2 through 5 plus 0.15% of account value less loans in policy years 2 and thereafter. In some situations where the broker dealer provides some or all of the marketing services required, we may pay an additional gross first year commission of up to 20% of premiums paid up to the Target Premium. In such instances, we may also pay an additional gross renewal commission. The additional gross renewal commission would not be expected to exceed 0.10% of account value less loans in policy years 2 and thereafter.

     We reimburse JHFI for direct and indirect expenses actually incurred in connection with the marketing and sale of the policies.

     The offering of the policies is intended to be continuous, but neither John Hancock nor JHFI is obligated to sell any particular amount of policies.

TAX CONSIDERATIONS

     This description of federal income tax consequences is only a brief summary and is not intended as tax advice. Tax consequences will vary based on your own particular circumstances, and for further information you should consult a qualified tax advisor. Federal, state and local tax laws, regulations and interpretations can change from time to time. As a result, the tax consequences to you and the beneficiary may be altered, in some cases retroactively.

Policy proceeds

     We believe the policy will receive the same federal income and estate tax treatment as fixed benefit life insurance policies. Section 7702 of the Internal Revenue Code (the "Code") defines life insurance for federal tax purposes. If certain standards are met at issue and over the life of the policy, the policy will satisfy that definition. We will monitor compliance with these standards.

     If the policy complies with the definition of life insurance, we believe the death benefit under the policy will be excludable from the beneficiary's gross income under the Code. In addition, increases in account value as a result of interest or investment experience will not be subject to federal income tax unless and until values are actually received through distributions. Distributions for tax purposes can include amounts received upon surrender or partial withdrawals. You may also be deemed to have received a distribution for tax purposes if you assign all or part of your policy rights or change your policy's ownership.

     In general, the owner will be taxed on the amount of distributions that exceed the premiums paid under the policy. But under certain circumstances within the first 15 policy years, the owner may be taxed on a distribution even if total withdrawals do not exceed total premiums paid. Any taxable distribution will be ordinary income to the owner (rather than capital gains).

     We also believe that, except as noted below, loans received under the policy will be treated as indebtedness of an owner and that no part of any loan will constitute income to the owner. However, the amount of any outstanding loan that was not previously considered income (as discussed below) will be treated as if it had been distributed to the owner if the policy terminates for any reason.

     It is possible that, despite our monitoring, a policy might fail to qualify as life insurance under Section 7702 of the Code. This could happen, for example, if we inadvertently failed to return to you any premium payments that were in excess of permitted amounts, or if the Trust failed to meet certain investment diversification or other requirements of the Code. If this were to occur, you would be subject to income tax on the income and gains under the policy for the period of the disqualification and for subsequent periods.

     In the past, the United States Treasury Department has stated that it anticipated issuing guidelines prescribing circumstances in which the ability of a policy owner to direct his or her investment to particular funds may cause the policy owner, rather than the insurance company, to be treated as the owner of the shares of those funds. In that case, any income and gains attributable to those shares would be included in your current gross income for federal income tax purposes. Under current law, however, we believe that we, and not the owner of a policy, would be considered the owner of the fund's shares for tax purposes.

     Tax consequences of ownership or receipt of policy proceeds under federal, state and local estate, inheritance, gift and other tax laws depend on the circumstances of each owner or beneficiary.

     Because there may be unfavorable tax consequences (including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary), you should consult a qualified tax adviser prior to changing the policy's ownership or making any assignment of ownership interests.

7-pay premium limit

     At the time of policy issuance, we will determine whether the Planned Premium schedule will exceed the 7-pay limit discussed below. If so, our standard procedures prohibit issuance of the policy unless you sign a form acknowledging that fact.

     The 7-pay limit is the total of net level premiums that would have been payable at any time for a comparable fixed policy to be fully "paid-up" after the payment of 7 equal annual premiums. "Paid-up" means that no further premiums would be required to continue the coverage in force until maturity, based on certain prescribed assumptions. If the total premiums paid at any time during the first 7 policy years exceed the 7-pay limit, the policy will be treated as a "modified endowment", which can have adverse tax consequences.

     The owner will be taxed on distributions and loans from a "modified endowment" to the extent of any income (gain) to the owner (on an income-first basis). The distributions and loans affected will be those made on or after, and within the two year period prior to, the time the policy becomes a modified endowment. Additionally, a 10% penalty tax may be imposed on taxable portions of such distributions or loans that are made before the owner attains age 59 1/2.

     Furthermore, any time there is a "material change" in a policy (such as an increase in Additional Sum Insured, the addition of certain other policy benefits after issue, a change in death benefit option, or reinstatement of a lapsed policy), the policy will have a new 7-pay limit as if it were a newly-issued policy. If a prescribed portion of the policy's then account value, plus all other premiums paid within 7 years after the material change, at any time exceed the new 7-pay limit, the policy will become a modified endowment.

     Moreover, if benefits under a policy are reduced (such as a reduction in the Total Sum Insured or death benefit or the reduction or cancellation of certain rider benefits) during the 7 years in which a 7-pay test is being applied, the 7-pay limit will be recalculated based on the reduced benefits. If the premiums paid to date are greater than the recalculated 7-pay limit, the policy will become a modified endowment.

    All modified endowments issued by the same insurer (or its affiliates) to the owner during any calendar year generally will be treated as one contract for the purpose of applying the modified endowment rules. A policy received in exchange for a modified endowment will itself also be a modified endowment. You should consult your tax advisor if you have questions regarding the possible impact of the 7-pay limit on your policy.

Corporate and H.R. 10 plans

     The policy may be acquired in connection with the funding of retirement plans satisfying the qualification requirements of Section 401 of the Code. If so, the Code provisions relating to such plans and life insurance benefits thereunder should be carefully scrutinized. We are not responsible for compliance with the terms of any such plan or with the requirements of applicable provisions of the Code.

REPORTS THAT YOU WILL RECEIVE

     At least annually, we will send you a statement setting forth the following information as of the end of the most recent reporting period: the amount of the death benefit, the Basic Sum Insured and the Additional Sum Insured, the account value, the portion of the account value in each investment option, the surrender value, premiums received and charges deducted from premiums since the last report, and any outstanding policy loan (and interest charged for the preceding policy year). Moreover, you also will receive confirmations of premium payments, transfers among investment options, policy loans, partial withdrawals and certain other policy transactions.

     Semiannually we will send you a report containing the financial statements of the Trust, including a list of securities held in each fund.

VOTING PRIVILEGES THAT YOU WILL HAVE

     All of the assets in the subaccounts of the Account are invested in shares of the corresponding funds of the Trust. We will vote the shares of each of the funds of the Trust which are deemed attributable to variable life insurance policies at regular and special meetings of the Trust's shareholders in accordance with instructions received from owners of such policies. Shares of the Trust held in the Account which are not attributable to such policies, as well as shares for which instructions from owners are not received, will be represented by us at the meeting. We will vote such shares for and against each matter in the same proportions as the votes based upon the instructions received from the owners of such policies.

     We determine the number of a fund's shares held in a subaccount attributable to each owner by dividing the amount of a policy's account value held in the subaccount by the net asset value of one share in the fund. Fractional votes will be counted. We determine the number of shares as to which the owner may give instructions as of the record date for the

Trust's meeting. Owners of policies may give instructions regarding the election of the Board of Trustees of the Trust, ratification of the selection of independent auditors, approval of Trust investment advisory agreements and other matters requiring a shareholder vote. We will furnish owners with information and forms to enable owners to give voting instructions.

     However, we may, in certain limited circumstances permitted by the SEC's rules, disregard voting instructions. If we do disregard voting instructions, you will receive a summary of that action and the reasons for it in the next semi-annual report to owners.

CHANGES THAT JOHN HANCOCK CAN MAKE AS TO YOUR POLICY

Changes relating to the Trust or the Account

     The voting privileges described in this prospectus reflect our understanding of applicable Federal securities law requirements. To the extent that applicable law, regulations or interpretations change to eliminate or restrict the need for such voting privileges, we reserve the right to proceed in accordance with any such revised requirements. We also reserve the right, subject to compliance with applicable law, including approval of owners if so required, (1) to transfer assets determined by John Hancock to be associated with the class of policies to which your policy belongs from the Account to another separate account or subaccount, (2) to operate the Account as a "management-type investment company" under the 1940 Act, or in any other form permitted by law, the investment adviser of which would beJohn Hancock or an affiliate, (3) to deregister the Account under the 1940 Act, (4) to substitute for the fund shares held by a subaccount any other investment permitted by law, and (5) to take any action necessary to comply with or obtain any exemptions from the 1940 Act. We would notify owners of any of the foregoing changes and, to the extent legally required, obtain approval of owners and any regulatory body prior thereto. Such notice and approval, however, may not be legally required in all cases.

Other permissible changes

     We reserve the right to make any changes in the policy necessary to ensure the policy is within the definition of life insurance under the Federal tax laws and is in compliance with any changes in Federal or state tax laws.

     In our policies, we reserve the right to make certain changes if they would serve the best interests of policy owners or would be appropriate in carrying out the purposes of the policies. Such changes include the following:

 . Changes necessary to comply with or obtain or continue exemptions under the federal securities laws

 . Combining or removing investment options

 . Changes in the form of organization of any separate account

     Any such changes will be made only to the extent permitted by applicable laws and only in the manner permitted by such laws. When required by law, we will obtain your approval of the changes and the approval of any appropriate regulatory authority.

ADJUSTMENTS WE MAKE TO DEATH BENEFITS

     If either insured person commits suicide within certain time periods, the amount of death benefit we pay will be limited as described in the policy. Also, if an application misstated the age or gender of either insured person, we will adjust the amount of any death benefit as described in the policy.

WHEN WE PAY POLICY PROCEEDS

General

     We will pay any death benefit, withdrawal, surrender value or loan within 7 days after we receive the last required form or request (and, with respect to the death benefit, any other documentation that may be required). If we don't have information about the desired manner of payment within 7 days after the date we receive notification of the death of the last surviving insured person, we will pay the proceeds as a single sum, normally within 7 days thereafter.

Delay to challenge coverage

     We may challenge the validity of your insurance policy based on any material misstatements made to us in the application for the policy. We cannot make such a challenge, however, beyond certain time limits that are specified in the policy.

Delay for check clearance

     We reserve the right to defer payment of that portion of your account value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

Delay of separate account proceeds

     We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from a variable investment option if (a) the New York Stock Exchange is closed (other than customary weekend and holiday closings) or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the account value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of account value among the investment options may also be postponed under these circumstances. If we need to defer calculation of separate account values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

OTHER DETAILS ABOUT EXERCISING RIGHTS AND PAYING BENEFITS

Joint ownership

     If more than one person owns a policy, all owners must join in most requests to exercise rights under the policy.

Assigning your policy

     You may assign your rights in the policy to someone else as collateral for a loan or for some other reason. Assignments do not require the consent of any revocable beneficiary. A copy of the assignment must be forwarded to us. We are not responsible for any payment we make or any action we take before we receive notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. All collateral assignees of record must consent to any full surrender, partial withdrawal or loan from the policy.

Your beneficiary

     You name your beneficiary when you apply for the policy. The beneficiary is entitled to the proceeds we pay following the death of the last surviving insured person. You may change the beneficiary during that insured person's lifetime. Such a change requires the consent of any irrevocable named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we make before we receive it. If no beneficiary is living when the last surviving insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

LEGAL MATTERS

     The legal validity of the policies described in this prospectus has been passed on by Ronald J. Bocage, Vice President and Counsel for John Hancock. Messrs. Freedman, Levy, Kroll & Simonds, Washington, D.C., have advised us on certain Federal securities law matters in connection with the policies.

REGISTRATION STATEMENT FILED WITH THE SEC

     This prospectus omits certain information contained in the Registration Statement which has been filed with the SEC. More details may be obtained from the SEC upon payment of the prescribed fee.

ACCOUNTING AND ACTUARIAL EXPERTS

     The financial statements of John Hancock and certain of the financial statements of the Account included in this prospectus have been audited by Ernst & Young LLP, independent auditors, for the periods indicated in their reports thereon which appear elsewhere herein and have been included in reliance on their reports given on their authority as experts in accounting and auditing. Actuarial matters included in this prospectus have been examined by Todd G. Engelsen, F.S.A., an Actuary and Second Vice President of John Hancock.

FINANCIAL STATEMENTS OF JOHN HANCOCK AND THE ACCOUNT

     The financial statements of John Hancock included herein should be distinguished from the financial statements of the Account and should be considered only as bearing upon the ability of John Hancock to meet its obligations under the policies.

     In addition to those financial statements of the Account included herein that have been audited by Ernst & Young LLP, this prospectus also contains unaudited financial statements of the Account for a period subsequent to the audited financial statements.

     The most current financial statements for John Hancock are those as of December 31, 1999. We do not prepare such financial statements more often than annually. Moreover, we believe that any additional benefit you would get from more recent financial statements would not justify our cost in preparing them. (This is true even though we would not necessarily have to incur the expense of an independent audit of those financial statements.) In this connection, we represent that there have been no material adverse changes in our financial condition or operations between December 31, 1999 and the date of this prospectus.

           LIST OF DIRECTORS AND EXECUTIVE OFFICERS OF JOHN HANCOCK

  The Directors and Executive Officers of John Hancock and their principal occupations during the past five years are as follows:


Directors                                                                Principal Occupations
---------                                                                ---------------------
Stephen L. Brown............................            Chairman of the Board and Chief Executive Officer, John Hancock
David F. D'Alessandro.......................            President, Chief Operations Officer and Chief Executive
                                                        Officer-Elect, John Hancock
Foster L. Aborn.............................            Vice Chairman of the Board and Chief Investment Officer, John Hancock
Samuel W. Bodman............................            Chairman of the Board and Chief Executive Officer, Cabot Corporation
                                                        (chemicals)
I. MacAllister Booth........................            Retired Chairman of the Board and Chief Executive Officer, Polaroid
                                                        Corporation (photographic products)
Wayne A. Budd...............................            Group President, Bell Atlantic - New England (telecommunications)
John M. Connors, Jr.........................            Chairman and Chief Executive Officer and Director, Hill, Holliday,
                                                        Connors, Cosmopoulos, Inc. (advertising).
Robert E. Fast..............................            Senior Partner, Hale and Dorr (law firm).
Kathleen F. Feldstein.......................            President, Economic Studies, Inc. (economic consulting).
Nelson S. Gifford...........................            Principal, Fleetwing Capital Management (financial services)
Michael C. Hawley...........................            Chairman and Chief Executive Officer, The Gillette Company (razors, etc.)
Edward H. Linde.............................            President and Chief Executive Officer, Boston Properties, Inc.
                                                        (real estate)
Judith A, McHale............................            President and Chief Operating Officer, Discovery Communications, Inc.
                                                        (multimedia communications)
E. James Morton.............................            Director, formerly Chairman of the Board and Chief Executive Officer,
                                                        John Hancock
Richard F. Syron............................            Chairman of the Board, President and Chief Executive Officer, Thermo
                                                        Electron Corp. (scientific and industrial instruments)
Robert J. Tarr, Jr..........................            Former President, Chief Executive Officer and Chief Operations Officer,
                                                        Harcourt General, Inc. (publishing)



Other Executive Officers
------------------------

Thomas E. Moloney ..........................            Chief Financial Officer
Richard S. Scipione ........................            General Counsel
Derek Chilvers..............................            Chairman and Chief Executive Officer of John Hancock International
                                                        Holdings, Inc.
John M. DeCiccio............................            Executive Vice President and Chief Investment Officer-Elect
Maureen R. Ford.............................            President, Broker-Dealer Distribution and Financial Advisory Network
Kathleen M. Graveline.......................            Executive Vice President - Retail
Barry J. Rubenstein.........................            Vice President, Counsel and Secretary


  The business address of all Directors and officers of John Hancock is John Hancock Place, Boston, Massachusetts 02117.

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Directors and Policyholders
John Hancock Mutual Life Insurance Company

  We have audited the accompanying statutory-basis statements of financial position of John Hancock Mutual Life Insurance Company as of December 31, 1999 and 1998, and the related statutory-basis statements of operations and changes in policyholders' contingency reserves and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

  We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

  As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.

  In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998 or the results of its operations or its cash flows for the years then ended.

  However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of John Hancock Mutual Life Insurance Company at December 31, 1999 and 1998, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance.


                                                               ERNST & YOUNG LLP

Boston, Massachusetts
March 10, 2000

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                         December 31
                                                    ---------------------
                                                       1999        1998
                                                    ----------  -----------
                                                        (in millions)
ASSETS
Bonds--Note 6....................................   $26,188.1    $23,353.0
Stocks:
  Preferred......................................       926.6        844.7
  Common.........................................       458.4        269.3
  Investments in affiliates......................     1,465.8      1,520.3
                                                    ---------    ---------
                                                      2,850.8      2,634.3
Mortgage loans on real estate--Note 6............     9,165.9      8,223.7
Real estate:
  Company occupied...............................       366.6        372.2
  Investment properties..........................       501.7      1,472.1
                                                    ---------    ---------
                                                        868.3      1,844.3
Policy loans.....................................     1,577.8      1,573.8
Cash items:
  Cash in banks and offices......................       292.6        241.5
  Temporary cash investments.....................       868.0      1,107.4
                                                    ---------    ---------
                                                      1,160.6      1,348.9
Premiums due and deferred........................       234.8        253.4
Investment income due and accrued................       574.8        527.5
Other general account assets.....................     1,364.7      1,156.6
Assets held in separate accounts.................    16,746.0     17,447.0
                                                    ---------    ---------
TOTAL ASSETS.....................................   $60,731.8    $58,362.5
                                                    =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF FINANCIAL POSITION


                                                                               December 31
                                                                           ---------------------
                                                                             1999         1998
                                                                           ----------  -----------
                                                                              (in millions)
OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY RESERVES
OBLIGATIONS
  Policy reserves..................................................        $20,574.1    $19,804.8
  Policyholders' and beneficiaries' funds..........................         16,128.3     14,216.9
  Dividends payable to policyholders...............................            464.8        449.1
  Policy benefits in process of payment............................            132.3        111.4
  Other policy obligations.........................................            304.7        322.6
  Asset valuation reserve--Note 1..................................          1,242.9      1,289.6
  Federal income and other accrued Taxes--Note 1...................            (12.1)       211.5
  Other general account obligations................................          1,695.0      1,109.3
  Obligations related to separate accounts.........................         16,745.1     17,458.6
                                                                           ---------    ---------
TOTAL OBLIGATIONS..................................................         57,275.1     54,973.8
POLICYHOLDERS' CONTINGENCY RESERVES
  Surplus note--Note 2.............................................            450.0        450.0
  Special contingency reserve for group insurance..................            153.4        160.0
  General contingency reserve......................................          2,853.3      2,778.7
                                                                           ---------    ---------
TOTAL POLICYHOLDERS' CONTINGENCY RESERVES..........................          3,456.7      3,388.7
                                                                           ---------    ---------
TOTAL OBLIGATIONS AND POLICYHOLDERS' CONTINGENCY
 RESERVES..........................................................        $60,731.8    $58,362.5
                                                                           =========    =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF OPERATIONS AND CHANGES IN POLICYHOLDERS' CONTINGENCY RESERVES


                                                                                 Year ended December 31
                                                                                 -----------------------
                                                                                    1999          1998
                                                                                -----------  ------------
                                                                                      (In millions)
INCOME
  Premiums, annuity considerations and pension fund contributions...........     $ 9,622.9     $ 8,844.0
  Net investment income--Note 4.............................................       3,033.4       2,956.2
  Other, net................................................................         241.9         233.8
                                                                                 ---------     ---------
                                                                                  12,898.2      12,034.0
BENEFITS AND EXPENSES
  Payments to policyholders and beneficiaries:
     Death benefits.........................................................         675.6         582.9
     Accident and health benefits...........................................          94.4          76.9
     Annuity benefits.......................................................       1,734.3       1,612.4
     Surrender benefits and annuity fund withdrawals........................       7,410.6       6,712.4
     Matured endowments.....................................................          18.6          20.7
                                                                                 ---------     ---------
                                                                                   9,933.5       9,005.3
  Additions to reserves to provide for future payments to policyholders
   and beneficiaries........................................................       1,238.9       1,106.7
  Expenses of providing service to policyholders and obtaining new insurance:
     Field sales compensation and expenses..................................         248.8         290.7
     Home office and general expenses.......................................         717.8         529.0
  Payroll, state premium and miscellaneous taxes............................          48.9          52.0
                                                                                 ---------     ---------
                                                                                  12,187.9      10,983.7
                                                                                 ---------     ---------
        GAIN FROM OPERATIONS BEFORE DIVIDENDS TO
         POLICYHOLDERS, FEDERAL INCOME TAXES AND
         NET REALIZED CAPITAL GAINS.........................................         710.3       1,050.3
Dividends to policyholders..................................................         461.1         446.0
Federal income tax credit--Note 1...........................................        (216.9)         (2.8)
                                                                                 ---------     ---------
                                                                                     244.2         443.2
                                                                                 ---------     ---------
        GAIN FROM OPERATIONS BEFORE NET REALIZED
         CAPITAL GAINS......................................................         466.1         607.1
Net realized capital gains--Note 5..........................................          29.0           0.7
                                                                                 ---------     ---------
        NET INCOME..........................................................         495.1         607.8
Other increases/(decreases) in policyholders' contingency reserves:
  Net unrealized capital losses and other adjustments--Note 5...............        (147.0)       (214.5)
  Prior years' federal income taxes.........................................         (21.9)        (25.5)
  Other reserves and adjustments, net--Notes 1, 7 and 13....................        (258.2)       (136.9)
                                                                                 ---------     ---------
        NET INCREASE IN POLICYHOLDERS' CONTINGENCY RESERVES.................          68.0         230.9
Policyholders' contingency reserves at beginning of year....................       3,388.7       3,157.8
                                                                                 ---------     ---------
POLICYHOLDERS' CONTINGENCY RESERVES AT END OF YEAR..........................     $ 3,456.7     $ 3,388.7
                                                                                 =========     =========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

STATUTORY-BASIS STATEMENTS OF CASH FLOWS


                                                                          Year ended December 31
                                                                        --------------------------
                                                                            1999         1998
                                                                        -----------  -------------
                                                                             (In millions)
CASH FLOWS FROM OPERATING ACTIVITIES:
  Insurance premiums, annuity considerations and deposits...........    $  9,816.6    $  8,945.5
  Net investment income.............................................       2,966.1       2,952.8
  Benefits to policyholders and beneficiaries.......................     (10,047.9)     (9,190.4)
  Dividends paid to policyholders...................................        (445.4)       (396.6)
  Insurance expenses and taxes......................................      (1,015.3)       (874.4)
  Net transfers from separate accounts..............................       1,436.6         131.1
  Other, net........................................................        (264.2)       (181.7)
                                                                        ----------    ----------
     NET CASH PROVIDED FROM OPERATIONS..............................       2,446.5       1,386.3
                                                                        ----------    ----------
CASH FLOWS USED IN INVESTING ACTIVITIES:
  Bond purchases....................................................     (15,946.3)    (12,403.6)
  Bond sales........................................................      10,098.5       8,447.8
  Bond maturities and scheduled redemptions.........................       2,443.9       2,537.7
  Bond prepayments..................................................         644.9       1,202.7
  Stock purchases...................................................      (2,546.2)       (623.2)
  Proceeds from stock sales.........................................       2,174.0         378.4
  Real estate purchases.............................................        (188.7)       (147.6)
  Real estate sales.................................................       1,258.4         630.5
  Other invested assets purchases...................................        (127.9)       (185.3)
  Proceeds from the sale of other invested assets...................         358.4         120.5
  Mortgage loans issued.............................................      (2,254.2)     (1,978.5)
  Mortgage loan repayments..........................................       1,267.3       1,575.6
  Other, net........................................................         183.1         (38.6)
                                                                        ----------    ----------
     NET CASH USED IN INVESTING ACTIVITIES..........................      (2,634.8)       (483.6)
                                                                        ----------    ----------
CASH FLOWS USED IN FINANCING ACTIVITIES:
  Net decrease in short-term note payable...........................           0.0         (75.0)
  Repayment of REMIC notes payable..................................           0.0        (203.6)
                                                                        ----------    ----------
     NET CASH USED IN FINANCING ACTIVITIES..........................           0.0        (278.6)
                                                                        ----------    ----------
(DECREASE) INCREASE IN CASH AND TEMPORARY CASH INVESTMENTS..........        (188.3)        624.1
Cash and temporary cash investments at beginning of year............       1,348.9         724.8
                                                                        ----------    ----------
CASH AND TEMPORARY CASH INVESTMENTS AT END OF YEAR..................    $  1,160.6    $  1,348.9
                                                                        ==========    ==========

The accompanying notes are an integral part of the statutory-basis financial statements.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY-BASIS FINANCIAL STATEMENTS

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES

John Hancock Mutual Life Insurance Company (the Company) provides a broad range of financial services and insurance products. Pursuant to a Plan of Reorganization, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. See Note 15--Subsequent Events.

The Company offers financial products in two major groups: (i) its retail business, which offers protection and asset gathering products primarily to retail consumers; and (ii) the investment and pension business, which offers guaranteed and structured financial products primarily to institutional customers. In addition, there is a corporate business unit. The Company's reportable business units are strategic business units offering different products and services. The reportable business units are managed separately, as they focus on different products, markets or distribution channels.

In the Retail-Protection business unit, the Company offers a variety of individual life insurance and individual and group long-term care insurance products, including participating whole life, term life, and retail and group long-term care insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, direct marketing and the Internet.

In the Retail-Asset Gathering business unit, the Company offers individual annuities, consisting of fixed deferred annuities, fixed immediate annuities, single premium immediate annuities, and variable annuities. This business unit distributes its products through distribution channels including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

In the Investment and Pension business unit, the Company offers a variety of retirement products to qualified defined benefit plans, defined contribution plans and non-qualified buyers. The Company's products include guaranteed investment contracts, funding agreements, single premium annuities, and general account participating annuities and fund type products. These contracts provide non-guaranteed, partially guaranteed, and fully guaranteed investment options through general and separate account products. The business unit distributes its products through a combination of dedicated regional representatives, pension consultants and investment professionals.

The Corporate business unit primarily consists of certain corporate operations and businesses that are either disposed or in run-off. Corporate operations primarily include certain financing activities, income on capital not specifically allocated to the business units and certain non-recurring expenses not allocated to the business units. The disposed businesses primarily consist of group health operations.

The Company established a "corporate account" as part of the Corporate business unit to facilitate the capital management process. The corporate account contains capital not allocated to support the operations of the Company's business units.

Late in the fourth quarter of 1999, the Company transferred certain assets from the business units to the corporate account. These assets include investments in certain subsidiaries and the home office real estate complex (collectively referred to as "corporate purpose assets"). Historically, the Company has allocated the investment performance or other earnings of corporate purpose assets among all of the business units. However, subsequent to the conversion to a stock life insurance company, the Company will centrally manage the performance of corporate purpose assets through the corporate account.

The asset transfer directly affected certain group pension participating contractholders because those contracts have participating features under which crediting rates and dividends are affected directly by portfolio earnings. Certain participating contractholders participate in contract experience related to net investment income and realized capital gains and losses in the general account. These participating contractholders were compensated for transferred assets

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 1--NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING PRACTICES--CONTINUED

based on the fair value of the assets transferred, which amounted to $771.7 million. These participating contractholders were credited with their portion of the difference between the fair value and carrying value of the assets transferred through the crediting rates and dividends on their contracts. The after-tax amount of the transfer was $170.8 million which was charged directly to policyholders' contingency reserve.

The Company is domiciled in the Commonwealth of Massachusetts and licensed in all fifty of the United States, the District of Columbia, Puerto Rico, Guam, the US Virgin Islands, and Canada.

The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

Basis of Presentation: The financial statements have been prepared using accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance and in conformity with the practices of the National Association of Insurance Commissioners (NAIC), which practices differ from generally accepted accounting principles (GAAP).

The significant differences from GAAP include: (1) policy acquisition costs are charged to expense as incurred rather than deferred and amortized over the related premium-paying period or future estimated gross profits or gross margins; (2) policy reserves are based on statutory mortality, morbidity, and interest requirements without consideration of withdrawals and Company experience; (3) certain assets designated as "nonadmitted assets" are excluded from the balance sheet by direct charges to surplus; (4) reinsurance recoverables are netted against reserves and claim liabilities rather than reflected as an asset; (5) bonds held as available for sale are recorded at amortized cost or market value as determined by the NAIC rather than at fair value; (6) an Asset Valuation Reserve and Interest Maintenance Reserve as prescribed by the NAIC are not calculated under GAAP. Under GAAP, realized capital gains and losses are reported in the income statement on a pretax basis as incurred and investment valuation allowances are provided when there has been a decline in value deemed other than temporary; (7) investments in affiliates are carried at their net equity value with changes in value being recorded directly to policyholders' contingency reserves rather than consolidated in the financial statements; (8) no provision is made for the deferred income tax effects of temporary differences between book and tax basis reporting; (9) certain items, including modifications to required policy reserves resulting from changes in actuarial assumptions are recorded directly to policyholders' contingency reserves rather than being reflected in income; and (10) surplus notes are reported as surplus rather than as liabilities. The effects of the foregoing variances from GAAP have not been determined, but are presumed to be material.

The significant accounting practices of the Company are as follows:

Pending Statutory Standards: During March 1998, the NAIC adopted codified statutory accounting principles ("Codification") effective January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. Codification will require adoption by the various states before it becomes the prescribed statutory basis of accounting for insurance companies domesticated within those states. Accordingly, before Codification becomes effective for the Company, the Commonwealth of Massachusetts must adopt Codification as the prescribed basis of accounting on which domestic insurers must report their statutory-basis results to the Division of Insurance. At this time, it is anticipated that the Commonwealth of Massachusetts will adopt Codification effective January 1, 2001. The impact of any such changes on the Company's statutory surplus is not expected to be material.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Revenues and Expenses: Premium revenues are recognized over the premium-paying period of the policies whereas expenses, including the acquisition costs of new business, are charged to operations as incurred and policyholder dividends are provided as paid or accrued.

Cash and Temporary Cash Investments: Cash includes currency on hand and demand deposits with financial institutions. Temporary cash investments are short-term, highly liquid investments both readily convertible to known amounts of cash and so near maturity that there is insignificant risk of changes in value because of changes in interest rates.

Valuation of Assets: General account investments are carried at amounts determined on the following bases:

     Bond and stock values are carried as prescribed by the NAIC; bonds generally at amortized amounts or cost, preferred stocks generally at cost and common stocks at fair value. The discount or premium on bonds is amortized using the interest method.

     Investments in affiliates are included on the statutory equity method.

     Loan-backed bonds and structured securities are valued at amortized cost using the interest method including anticipated prepayments. Prepayment assumptions are obtained from broker dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities except for interest-only securities, which are valued using the prospective method.

     The net interest effect of interest rate and currency rate swap transactions is recorded as an adjustment of interest income as incurred. The initial cost of interest rate cap and floor agreements is amortized to net investment income over the life of the related agreement. Gains and losses on financial futures contracts used as hedges against interest rate fluctuations are deferred and recognized in income over the period being hedged. Net premiums related to equity collar positions are amortized into income on a straight-line basis over the term of the collars. The collars are carried at fair value, with changes in fair value reflected directly in policyholders' contingency reserves.

     Mortgage loans are carried at outstanding principal balance or amortized cost.

     Investment and company-occupied real estate is carried at depreciated cost, less encumbrances. Depreciation on investment and company-occupied real estate is recorded on a straight-line basis. During 1998, the Company made a strategic decision to sell the majority of its commercial real estate portfolio. Properties with a book value of $1,057.3 million and $533.8 million were sold in 1999 and 1998, respectively, and an additional $125.3 million of real estate is expected to be sold in 2000. Net gains on the properties sold amounted to $140.8 million and $64.3 million in 1999 and 1998, respectively. Those properties to be sold subsequent to December 31, 1999 are carried at the lower of depreciated cost at the date a determination to sell was made or fair value. Accumulated depreciation amounted to $254.4 million and $370.0 million at December 31, 1999 and 1998, respectively.

     Real estate acquired in satisfaction of debt and real estate held for sale, which are classified with investment properties, are carried at the lower of cost or fair value.

     Policy loans are carried at outstanding principal balance, not in excess of policy cash surrender value.

     Other invested assets, which are classified with other general account assets, include real estate and energy joint ventures and limited partnerships and generally are valued based on the Company's equity in the underlying net assets.

Asset Valuation and Interest Maintenance Reserves: The Asset Valuation Reserve
(AVR) is computed in accordance with the prescribed NAIC formula and represents a provision for possible fluctuations in the value of

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY bonds, equity securities, mortgage loans, real estate and other invested assets. The Company historically makes additional contributions to the AVR in excess of the required amounts to account for potential losses and risks in the investment portfolio when the Company believes such provisions are prudent. In connection with the Company's plans to dispose of certain real estate holdings, during 1998, an additional contribution was recorded that resulted in the AVR exceeding the prescribed maximum reserve level by $48.0 million and $111.3 million at December 31, 1999 and 1998, respectively. The Company received permission from the Massachusetts Division of Insurance to record its AVR in excess of the prescribed maximum reserve level. Changes to the AVR are charged or credited directly to policyholders' contingency reserves.

The Company also records the NAIC prescribed Interest Maintenance Reserve (IMR) that represents that portion of the after tax net accumulated unamortized realized capital gains and losses on sales of fixed income securities, principally bonds and mortgage loans, attributable to changes in the general level of interest rates. Such gains and losses are deferred and amortized into income over the remaining expected lives of the investments sold. At December 31, 1999, the IMR, net of 1999 amortization of $51.4 million, amounted to $261.7 million that is included in other policy obligations. The corresponding 1998 amounts were $34.9 million and $261.6 million, respectively.

Property and Equipment: Data processing equipment, which amounted to $29.2 million in 1999 and $31.4 million in 1998 and is included in other general account assets, is reported at depreciated cost, with depreciation recorded on a straight-line basis. Non-admitted furniture and equipment also is depreciated on a straight-line basis. The useful lives of these assets range from three to twenty years. Depreciation expense was $19.7 million in 1999 and $20.1 million in 1998.

Separate Accounts: Separate account assets and liabilities reported in the accompanying statements of financial position represent funds that are separately administered, principally for annuity contracts and variable life insurance policies, and for which the contractholder, rather than the Company, generally bears the investment risk. Separate account obligations are intended to be satisfied from separate account assets and not from assets of the general account. Separate accounts generally are reported at fair value. The operations of the separate accounts are not included in the statement of operations; however, income earned on amounts initially invested by the Company in the formation of new separate accounts is included in other income.

Fair Value Disclosure of Financial Instruments: Statement of Financial Accounting Standards (SFAS) No. 107, "Disclosure about Fair Value of Financial Instruments," requires disclosure of fair value information about certain financial instruments, whether or not recognized in the statement of financial position, for which it is practicable to estimate the value. In situations where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. SFAS No. 107 excludes certain financial instruments and all nonfinancial instruments from its disclosure requirements. Therefore, the aggregate fair value amounts presented do not represent the underlying value of the Company. See Note 14.

The methods and assumptions utilized by the Company in estimating its fair value disclosures for financial instruments are as follows:

     The carrying amounts reported in the statement of financial position for cash and temporary cash investments approximate their fair values.

     Fair values for public bonds are obtained from an independent pricing service. Fair values for private placement securities and publicly traded bonds not provided by the independent pricing service are estimated by the Company by discounting expected future cash flows using current market rates applicable to the yield, credit quality and maturity of the investments.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

     The fair values for common and preferred stocks, other than subsidiary investments, which are carried at equity values, are based on quoted market prices.

     The fair value for mortgage loans is estimated using discounted cash flow analyses using interest rates adjusted to reflect the credit characteristics of the underlying loans. Mortgage loans with similar characteristics and credit risks are aggregated into qualitative categories for purposes of the fair value calculations.

     The carrying amounts in the statement of financial position for policy loans approximate their fair values.

     Fair values for futures contracts are based on quoted market prices. Fair values for interest rate swap, cap and floor agreements, swaptions, and currency swap agreements and equity collar agreements are based on current settlement values. The current settlement values are based on brokerage quotes that utilize pricing models or formulas using current assumptions.

     The fair value for outstanding commitments to purchase long-term bonds and issue real estate mortgages is estimated using a discounted cash flow method incorporating adjustments for the difference in the level of interest rates between the dates the commitments were made and December 31, 1999. The fair value for commitments to purchase other invested assets approximates the amount of the initial commitment.

     Fair values for the Company's guaranteed investment contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. The fair value for fixed-rate deferred annuities is the cash surrender value, which represents the account value less applicable surrender charges. Fair values for immediate annuities without life contingencies and supplementary contracts without life contingencies are estimated based on discounted cash flow calculations using current market rates.

Capital Gains and Losses: Realized capital gains and losses are determined using the specific identification method. Realized capital gains and losses, net of taxes and amounts transferred to the IMR, are included in net income. Unrealized gains and losses, which consist of market value and book value adjustments, are shown as adjustments to policyholders' contingency reserves.

Foreign Exchange Gains and Losses: Foreign exchange gains and losses are reflected as direct credits or charges to policyholders' contingency reserves through unrealized capital gains and losses.

Policy Reserves: Life, annuity, and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Commonwealth of Massachusetts Division of Insurance. Reserves for traditional individual life insurance policies are maintained using the 1941, 1958 and 1980 Commissioner's Standard Ordinary and American Experience Mortality Tables, with assumed interest rates ranging from 2 1/2% to 6%, and using principally the net level premium method for policies issued prior to 1978 and a modified preliminary term method for policies issued in 1979 and later. Annuity and supplementary contracts with life contingency reserves are based principally on modifications of the 1937 Standard Annuity Table, the Group Annuity Mortality Tables for 1951, 1971 and 1983, the 1971 Individual Annuity Mortality Table and the a-1983 Individual Annuity Mortality Table, with interest rates generally ranging from 2% to 8 3/4%.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Reserves for deposit administration funds and immediate participation guarantee funds are based on accepted actuarial methods at various interest rates. Accident and health policy reserves generally are calculated using either the two-year preliminary term or the net level premium method based on various morbidity tables.

The statement value and fair value for investment-type insurance contracts are as follows:


                                                              December 31, 1999     December 31, 1998
                                                             --------------------  --------------------
                                                             Statement    Fair     Statement     Fair
                                                               Value      Value      Value       Value
                                                             ---------  ---------  ---------  -----------
                                                                           (in millions)
Guaranteed investment contracts..........................    $13,111.6  $12,617.2  $12,666.9   $12,599.7
Fixed rate deferred and immediate annuities..............      4,685.7    4,656.9    4,375.0     4,412.2
Supplementary contracts without life contingencies.......         55.7       55.7       42.7        44.7
                                                             ---------  ---------  ---------   ---------
                                                             $17,853.0  $17,329.8  $17,084.6   $17,056.6
                                                             =========  =========  =========   =========



Federal Income Taxes: Federal income taxes are reported in the financial statements based on amounts determined to be payable as a result of operations within the current accounting period. The operations of the Company and its subsidiaries and affiliates are combined in filing a consolidated federal income tax return for the group. The federal income taxes of the Company are determined on a separate return basis with certain adjustments.

Income before taxes differs from taxable income principally due to tax-exempt investment income, dividends-received tax deductions, the limitation placed on the tax deductibility of mutual companies' policyholder dividends, accelerated depreciation, differences in policy and contract liabilities for tax return and financial statement purposes, capitalization of policy acquisition expenses for tax purposes and other adjustments prescribed by the Internal Revenue Code.

When determining its consolidated federal income tax expense, the Company uses a number of estimated amounts that may change when the actual tax return is completed. In addition, the Company must also use an estimated differential earnings rate (DER) to compute the equity tax portion of its federal income tax expense. Because the Internal Revenue Service sets the DER after completion of the financial statements, a true-up adjustment (i.e., effect of the difference between the estimated and final DER) is necessary.

Amounts for disputed tax issues relating to prior years are charged or credited directly to policyholders' contingency reserves.

The Company made federal tax payments of $115.0 million in 1999 and $74.9 million in 1998.

Adjustments to Policy Reserves and Policyholders' and Beneficiaries' Funds: From time to time, the Company finds it appropriate to modify certain required policy reserves because of changes in actuarial assumptions. Reserve modifications resulting from such determinations are recorded directly to policyholders' contingency reserves. No such refinements were made during 1999 or 1998.

Reinsurance: Premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums ceded to other companies have been reported as a reduction of premium income. Amounts applicable to reinsurance ceded for future policy benefits, unearned premium reserves and claim liabilities have been reported as reductions of these items.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Guaranty Fund Assessments: Guaranty fund assessments are accrued when the Company receives knowledge of an insurance insolvency.

NOTE 2--SURPLUS NOTES

On February 25, 1994, the Company issued $450 million of surplus notes that bear interest at 7 3/8% and are scheduled to mature on February 15, 2024. The issuance of the surplus notes was approved by the Commonwealth of Massachusetts and any payment of interest on and principal of the notes may be made only with the prior approval of the Commissioner of Insurance of the Commonwealth of Massachusetts. Surplus notes are reported as part of policyholders' contingency reserves rather than liabilities. Interest of $33.2 million was paid on the notes during 1999 and 1998.

NOTE 3--BORROWED MONEY

At December 31, 1999, the Company had two syndicated lines of credit with a group of banks totaling $1.0 billion, $500.0 million of which expire on July 29, 2000 and $500.0 million of which expire on June 30, 2001. The banks will commit, when requested, to loan funds at prevailing interest rates as determined in accordance within each line of credit agreement. Under the terms of the agreements, the Company is required to maintain certain minimum levels of net worth and comply with certain other covenants, which were met at December 31, 1999. At December 31, 1999, the Company had no outstanding borrowings under either agreement.

Interest paid on borrowed money was $7.9 million and $6.6 million during 1999 and 1998, respectively.

NOTE 4--NET INVESTMENT INCOME

Investment income has been reduced by the following amounts:


                                                                         1999     1998
                                                                       -------  -------
                                                                         (In millions)
     Investment expenses.......................................        $277.1    $317.5
     Interest expense..........................................          41.4      44.3
     Depreciation on real estate and other invested assets.....          22.9      41.6
     Real estate and other investment taxes....................          41.8      60.1
                                                                       ------    ------
                                                                       $383.2    $463.5
                                                                       ======    ======



NOTE 5--NET CAPITAL GAINS (LOSSES) AND OTHER ADJUSTMENTS

Net realized capital gains consist of the following items:


                                                                         1999       1998
                                                                       --------   --------
                                                                           (In millions)
     Net gains from asset sales and foreclosures.............          $ 260.3    $ 303.3
     Capital gains tax.......................................           (179.8)    (171.7)
     Net capital gains transferred to the IMR................            (51.5)    (130.9)
                                                                       -------    -------
          Net Realized Capital Gains.........................          $  29.0    $   0.7
                                                                       =======    =======

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Net unrealized capital losses and other adjustments consist of the following items:


                                                                       1999       1998
                                                                      --------  ----------
                                                                        (In millions)
     Net losses from changes in security values and book value
      adjustments................................................     $(193.7)   $ (90.6)
     Decrease (increase) in asset valuation reserve..............        46.7     (123.9)
                                                                      -------    -------
     Net Unrealized Capital Losses and Other Adjustments.........     $(147.0)    (214.5)
                                                                      =======    =======



NOTE 6--INVESTMENTS

The statement value and fair value of bonds are shown below:


                                                                               Gross       Gross
                                                                  Statement  Unrealized  Unrealized
                   December 31, 1999                                Value      Gains       Losses     Fair Value
                   -----------------                              ---------  ----------  ----------  ------------
                                                                                  (In millions)
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies....................         $   162.3   $    0.4    $    2.5    $   160.2
Obligations of states and political subdivisions.........             111.3        6.6         4.4        113.5
Debt securities issued by foreign governments............             510.0       56.4         7.0        559.4
Corporate securities.....................................          20,460.3      587.1       970.8     20,076.6
Mortgage-backed securities...............................           4,944.2       22.1       167.7      4,798.6
                                                                  ---------   --------    --------    ---------
  Total bonds............................................         $26,188.1   $  672.6    $1,152.4    $25,708.3
                                                                  =========   ========    ========    =========

                   December 31, 1998
                   -----------------
U.S. Treasury securities and obligations of U.S.
 government corporations and agencies....................         $   123.3   $    5.9    $    0.0    $   129.2
Obligations of states and political subdivisions.........              86.4        9.9         0.0         96.3
Debt securities issued by foreign governments............             264.5       29.4         8.2        285.7
Corporate securities.....................................          18,155.4    1,567.7       294.4     19,428.7
Mortgage-backed securities...............................           4,723.4      181.2         5.2      4,899.4
                                                                  ---------   --------    --------    ---------
  Total bonds............................................         $23,353.0   $1,794.1    $  307.8    $24,839.3
                                                                  =========   ========    ========    =========



The statement value and fair value of bonds at December 31, 1999, by contractual maturity, are shown below. Maturities will differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.


                                                                      Statement     Fair
                                                                        Value       Value
                                                                      ---------  -----------
                                                                         (In millions)
     Due in one year or less.....................................     $ 1,515.9   $ 1,513.2
     Due after one year through five years.......................       5,876.1     5,871.2
     Due after five years through ten years......................       6,801.3     6,684.9
     Due after ten years.........................................       7,050.6     6,840.4
                                                                      ---------   ---------
                                                                       21,243.9    20,909.7
     Mortgage-backed securities..................................       4,944.2     4,798.6
                                                                      ---------   ---------
                                                                      $26,188.1   $25,708.3
                                                                      =========   =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Gross gains of $99.1 million in 1999 and $126.4 million in 1998 and gross losses of $94.4 million in 1999 and $62.3 million in 1998 were realized from the sale of bonds.

At December 31, 1999, bonds with an admitted asset value of $26.6 million were on deposit with state insurance departments to satisfy regulatory requirements.

The cost of common stocks was $345.3 million and $258.4 million at December 31, 1999 and 1998, respectively. At December 31, 1999, gross unrealized appreciation on common stocks totaled $177.7 million, and gross unrealized depreciation totaled $64.6 million. The fair value of preferred stock totaled $926.7 million at December 31, 1999 and $832.4 million at December 31, 1998.

The Company participates in a security-lending program for the purpose of enhancing income on securities held. At December 31, 1999 and 1998, $277.7 million and $421.5 million, respectively, of the Company's bonds and stocks were on loan to various brokers/dealers, but were fully collateralized by cash and U.S. government securities in an account held in trust for the Company. Such assets reflect the extent of the Company's involvement in securities lending, not the Company's risk of loss.

Mortgage loans with outstanding principal balances of $19.3 million, bonds with amortized cost of $54.4 million and real estate with depreciated cost of $9.9 million were non-income as of December 31, 1999.

Restructured commercial mortgage loans aggregated $120.3 million and $230.5 million as of December 31, 1999 and 1998, respectively. The expected gross interest income that would have been recorded had the loans been current in accordance with the original loan agreements and the actual interest income recorded were as follows:


                                                  Year ended December 31
                                                 -----------------------
                                                    1999          1998
                                                 -----------  -------------
                                                      (In millions)
     Expected.................................      $10.8         $22.5
     Actual...................................        6.9          11.6



Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

At December 31, 1999, the mortgage loan portfolio was diversified by geographic region and specific collateral property type as displayed below. The Company controls credit risk through credit approvals, limits and monitoring procedures.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

                          Statement          Geographic            Statement
    Property Type           Value           Concentration            Value
    -------------       -------------       -------------       ---------------
                        (In millions)                            (In millions)
Apartments...........     $1,809.1     East North Central....      $1,039.8
Hotels...............        404.0     East South Central....         289.7
Industrial...........        816.8     Middle Atlantic.......       1,657.5
Office buildings.....      2,309.1     Mountain..............         326.7
Retail...............      1,619.4     New England...........         836.1
1-4 Family...........          3.4     Pacific...............       2,025.0
Agricultural.........      1,803.6     South Atlantic........       1,823.5
Other................        400.5     West North Central....         362.7
                                       West South Central....         701.9
                                       Other.................         103.0
                          --------                                 --------
                          $9,165.9                                 $9,165.9
                          ========                                 ========



At December 31, 1999, the fair values of the commercial and agricultural mortgage loan portfolios were $7.2 billion and $1.8 billion, respectively. The corresponding amounts as of December 31, 1998 were approximately $7.3 billion and $1.3 billion, respectively.

The maximum and minimum lending rates for mortgage loans during 1999 were 14.24% and 6.84% for agricultural loans, 9.0% and 6.50% for other properties, and 10.0% and 7.125% for purchase money mortgages. Generally, the percentage of any loan to the value of security at the time of the loan, exclusive of insured, guaranteed or purchase money mortgages, is 75%. For city mortgages, fire insurance is carried on all commercial and residential properties at least equal to the excess of the loan over the maximum loan which would be permitted by law on the land without the building, except as permitted by regulations of the Federal Housing Commission on loans fully insured under the provisions of the National Housing Act. For agricultural mortgage loans, fire insurance is not normally required on land based loans except in those instances where a building is critical to the farming operation. Fire insurance is required on all agri-business facilities in an aggregate amount equal to the loan balance.

NOTE 7--REINSURANCE

Premiums, benefits and reserves associated with reinsurance assumed in 1999 were $673.5 million, $42.8 million, and $153.1 million, respectively. The corresponding amounts in 1998 were $784.0 million, $310.0 million, and $7.7 million, respectively.

The Company cedes business to reinsurers to share risks under life, health and annuity contracts for the purpose of reducing exposure to large losses. Premiums, benefits and reserves ceded to reinsurers in 1999 were $1,018.3 million, $488.5 million and $823.7 million, respectively. The corresponding amounts in 1998 were $873.9 million, $772.5 million and $712.2 million, respectively.

Premiums, benefits, and reserves ceded related to the group accident and health and related group life business sold in 1997, included in the amounts above, were $463.9 million, $449.0 million, and $231.7 million, respectively, at December 31, 1999. The corresponding amounts in 1998 were $458.2 million, $481.2 million, and $238.6 million, respectively.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

Amounts recoverable on paid claims and funds withheld from reinsurers were as follows:


                                                        December 31
                                                       --------------
                                                       1999      1998
                                                      -------  --------
                                                       (In millions)

          Reinsurance recoverables.................   $ 27.5   $ 18.6
          Funds withheld from reinsurers...........    227.3     49.5

The Company has a coinsurance agreement with another insurer to cede 100% of its individual disability business. Reserves ceded under this agreement, included in the amount shown above, were $245.7 million at December 31, 1999 and $251.1 million at December 31, 1998.

John Hancock Variable Life Insurance Company (Variable Life, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1994 through 1999 issues of flexible premium variable life insurance and scheduled premium variable life insurance policies. In connection with this agreement, the Company transferred $44.5 million and $4.9 million of cash to Variable Life in 1999 and 1998, respectively, for tax, commission, and expense allowances to Variable Life, which decreased the Company's net gain from operations by $20.6 million and $22.2 million in 1999 and 1998, respectively.

Variable Life also has a modified coinsurance agreement with the Company to reinsure 50% of Variable Life's 1995 inforce block and 50% of 1996 and all future issue years of certain retail annuity contracts. In connection with this agreement, the Company made a net cash payment of $40.0 million and $12.7 million in 1999 and 1998, respectively, for surrender benefits, taxes, reserve increase, commission expense allowances and premiums. This agreement decreased the Company's net gain from operations by $26.9 million and $8.4 million in 1999 and 1998, respectively.

Effective January 1, 1997, Variable Life entered into a stop-loss agreement with the Company to reinsure mortality claims in excess of 110% of expected mortality claims in 1999 and 1998 for all policies that are not reinsured under any other indemnity agreement. In connection with the agreement, the Company received $0.8 million and $1.0 million in 1999 and 1998, respectively, for mortality claims from Variable Life. This agreement increased the Company's net gain from operations in both 1999 and 1998 by $0.5 million.

John Hancock Reassurance Company of Bermuda (JHReCo, a wholly-owned affiliate) has a modified coinsurance agreement with the Company to reinsure 50% of the Company's 1997 through 1999 issues of retail long-term care insurance policies. In connection with this agreement, the Company transferred $22.6 million and $1.9 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $17.4 million and $11.7 million in 1999 and 1998, respectively.

JHReCo has a modified coinsurance agreement with the Company to reinsure 30% of the Company's issues prior to January 1, 1997 and 50% of the Company's 1997 through 1999 issues of group long-term care insurance policies. In connection with this agreement, the Company transferred $49.9 million and $38.0 million of cash to JHReCo in 1999 and 1998, respectively, for tax, commission, and expense allowances to JHReCo. This agreement increased the Company's net gain from operations by $3.6 million and $3.9 million in 1999 and 1998, respectively.

JHReCo also has a modified coinsurance agreement with the Company to reinsure 50% of one of the Company's single premium annuity contracts sold in 1999. Premiums, benefits, and reserves ceded to JHReCo in 1999 were

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

$169.4 million, $15.6 million and $166.1 million, respectively. This agreement increased the Company's net gain from operations by $12.6 million in 1999.

On February 28, 1997, the Company sold a major portion of its group insurance business to UNICARE Life & Health Insurance Company (UNICARE), a wholly owned subsidiary of WellPoint Health Networks Inc. The business sold includes the Company's group accident and health business and related group life business and Cost Care, Inc., Hancock Association Services Group and Tri-State, Inc., all indirect wholly-owned subsidiaries of the Company. The Company retained its group long-term care operations. Assets equal to liabilities of approximately $562.4 million at February 28, 1997 were transferred to UNICARE in connection with the sale. The insurance business sold was transferred to UNICARE through a 100% coinsurance agreement.

The Company has secured a $397.0 million letter of credit facility with a group of banks. The banks have agreed to issue a letter of credit to the Company pursuant to which the Company may draw up to $397.0 million for any claims not satisfied by UNICARE under the coinsurance agreement after the Company has incurred the first $113.0 million of losses from such claims. The amount available pursuant to the letter of credit agreement and any letter of credit issued thereunder will be automatically reduced on a scheduled basis consistent with the anticipated runoff of liabilities related to the business reinsured under the coinsurance agreement. The letter of credit and any letter of credit issued thereunder are scheduled to expire on March 1, 2002. The Company remains liable to its policyholders to the extent that UNICARE does not meet its contractual obligations under the coinsurance agreement.

Through the Company's group health insurance operations, the Company entered into a number of reinsurance arrangements in respect of personal accident insurance and the occupational accident component of workers compensation insurance, a portion of which was originated through a pool managed by Unicover Managers, Inc. Under these arrangements, the Company both assumed risks as a reinsurer, and also passed 95% of these risks on to other companies. This business had originally been reinsured by a number of different companies, and has become the subject of widespread disputes. The disputes concern the placement of the business with reinsurers and recovery of the reinsurance. The Company is engaged in disputes, including a number of legal proceedings, in respect of this business. The risk to the Company is that other companies that reinsured the business from the Company may seek to avoid their reinsurance obligations. However, the Company believes that it has a reasonable legal position in this matter. During the fourth quarter of 1999 and early 2000, the Company received additional information about its exposure to losses under the various reinsurance programs. As a result of this additional information and in connection with global settlement discussions initiated in late 1999 with other parties involved in the reinsurance programs, during the fourth quarter the Company recognized a charge to policyholders' contingency reserves for uncollectible reinsurance of $186.1 million, aftertax, as its best estimate of its remaining loss exposure. The Company believes that any exposure to loss from this issue, in addition to amounts already provided for as of December 31, 1999, would not be material.

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the insurer.

Neither the Company, nor any of its related parties, controls, either directly or indirectly, any external reinsurers with which the Company conducts business. No policies issued by the Company have been reinsured with a foreign

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 7--REINSURANCE--CONTINUED

company which is controlled, either directly or indirectly, by a party not primarily engaged in the business of insurance.

The Company has not entered into any reinsurance agreements in which the reinsurer may unilaterally cancel any reinsurance for reasons other than nonpayment of premiums or other similar credits. The Company does not have any reinsurance agreements in effect in which the amount of losses paid or accrued through December 31, 1999 would result in a payment to the reinsurer of amounts which, in the aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premiums collected under the reinsured policies.

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS

The Company provides pension benefits to substantially all employees and general agency personnel. These benefits are provided through both qualified defined benefit and defined contribution pension plans. In addition, through nonqualified plans, the Company provided supplemental pension benefits to employees with salaries and/ or pension benefits in excess of the qualified plan limits imposed by federal tax law. Pension benefits under the defined benefit plans are based on years of service and average compensation generally during the five years prior to retirement. Benefits related to the Company's defined benefit pension plans paid to employees and retirees covered by annuity contracts issued by the Company amounted to $97.6 million in 1999 and $92.6 million in 1998. Plan assets consist principally of listed equity securities, corporate obligations and U.S. government securities.

The Company's funding policy for qualified defined benefit plans is to contribute annually an amount in excess of the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA). This amount is limited by the maximum amount that can be deducted for federal income tax purposes. Because the qualified defined benefit plans are overfunded, no amounts were contributed to these plans in 1999 or 1998. The funding policy for nonqualified defined benefit plans is to contribute the amount of the benefit payments made during the year. The projected benefit obligation and accumulated benefit obligation for the non-qualified defined benefit pension plans, which are underfunded, for which accumulated benefit obligations are in excess of plan assets were $257.4 million and $239.3 million, respectively, at December 31, 1999 and $221.3 million and $194.8 million, respectively, at December 31, 1998. Non-qualified plan assets, at fair value, were $1.0 million and $1.2 million at December 31, 1999 and 1998, respectively.

Defined contribution plans include The Investment Incentive Plan (TIP) and the Savings and Investment Plan (SIP). Employees are eligible to participate in TIP after one year of service and may contribute up to the lesser of 15% of their salary or $10,000 annually to the plan. The Company matches the first 2% of pre-tax contributions and makes an additional annual profit sharing contribution for employees who have completed at least two years of service. Through SIP, marketing representatives, sales managers and agency managers are eligible to contribute up to the lesser of 13% of their salary or $10,000. The Company matches the first 3% of pre-tax contributions for marketing representatives and the first 2% of pre-tax contributions for sales managers and agency managers. The Company makes an annual profit sharing contribution of up to 1% for sales managers and agency managers who have completed at least two years of service. The expense for defined contribution plans was $8.5 million and $8.1 million in 1999 and 1998, respectively.

Since 1988, the Massachusetts Division of Insurance has provided the Company with approval to recognize the pension plan prepaid expense, if any, in accordance with the requirements of SFAS No. 87, "Employers' Accounting for Pensions." The Company furnishes the Division of Insurance with an actuarial certification of the prepaid expense computation on an annual basis.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

In addition to the Company's defined benefit pension plans, the Company has employee welfare plans for medical, dental, and life insurance covering most of its retired employees and general agency personnel. Substantially all employees may become eligible for these benefits if they reach retirement age while employed by the Company. The postretirement health care and dental coverages are contributory based on service for post January 1, 1992 non-union retirees. A small portion of pre-January 1, 1992 non-union retirees also contribute. The applicable contributions are based on service.

In 1993, the Company changed its method of accounting for the costs of its retiree benefit plans to the accrual method and elected to amortize its transition liability for retirees and fully eligible or vested employees over twenty years.

The Company's policy is to fund postretirement benefits in amounts at or below the annual tax qualified limits. As of December 31, 1999 and 1998, plan assets related to non-union employees were comprised of an irrevocable health insurance contract to provide future health benefits to retirees. Plan assets related to union employees were comprised of approximately 70% equity securities and 30% fixed income investments.

The changes in benefit obligation and plan assets are summarized as follows:

                                           Year ended December 31
                                 ----------------------------------------------
                                    Pension Benefits         Other Benefits
                                 ------------------------  --------------------
                                    1999         1998       1999       1998
                                 -----------  -----------  --------  ----------
                                                (In millions)
Change in benefit obligation:
Benefit obligation at beginning
 of year......................    $1,808.4     $1,704.0    $ 366.9    $ 381.0
Service cost..................        33.8         32.8        6.6        6.8
Interest cost.................       119.0        115.5       23.9       24.4
Actuarial loss/(gain).........        30.7         55.5       (0.3)     (16.8)
Amendments....................        19.9          0.0        0.0        0.0
Benefits paid.................      (106.5)       (99.4)     (29.0)     (28.5)
                                  --------     --------    -------    -------
Benefit obligation at end of
 year.........................     1,905.3      1,808.4      368.1      366.9
                                  --------     --------    -------    -------
Change in plan assets:
Fair value of plan assets at
 beginning of year............     2,202.2      1,995.5      215.2      172.7
Actual return on plan assets..       277.7        296.1       17.7       39.9
Employer contribution.........        10.9         10.0        0.0        2.6
Benefits paid.................      (106.5)       (99.4)       0.0        0.0
                                  --------     --------    -------    -------
Fair value of plan assets at
 end of year..................     2,384.3      2,202.2      232.9      215.2
                                  --------     --------    -------    -------
Funded status.................       479.0        393.8     (135.2)    (151.7)
Unrecognized actuarial loss...      (349.7)      (292.0)    (155.7)    (163.0)
Unrecognized prior service
 cost.........................        39.1         23.1       16.0       17.8
Unrecognized net transition
 (asset) obligation...........       (11.8)       (23.9)     273.3      294.3
                                  --------     --------    -------    -------
Net amount recognized.........    $  156.6     $  101.0    $  (1.6)   $  (2.6)
                                  --------     --------    -------    -------

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 8--BENEFITS PLANS AND OTHER POSTRETIREMENT BENEFIT PLANS--CONTINUED

The assumptions used in accounting for the benefit plans were as follows:

                                             Year ended December 31
                                   --------------------------------------------
                                       Pension Benefits        Other Benefits
                                   -----------------------   ------------------
                                      1999         1998       1999      1998
                                   -----------  ----------   -------  ---------
Discount rate...................      7.00%        6.75%      7.00%     6.75%
Expected return on plan assets..      8.50%        8.50%      8.50%     8.50%
Rate of compensation increase...      4.77%        4.56%      4.77%     4.00%

For measurement purposes, a 5.50 percent annual rate of increase in the per capita cost of covered health care benefits was assumed for 2000. The rate was assumed to decrease gradually to 5.25 percent in 2001 and remain at that level thereafter.

Net periodic benefit (credit) cost includes the following components:

                                            Year ended December 31
                                   --------------------------------------------
                                      Pension Benefits         Other Benefits
                                   -----------------------   ------------------
                                      1999         1998       1999      1998
                                   -----------  -----------  -------  ---------
                                                 (In millions)
Service cost....................    $  33.8      $  32.8     $  6.6    $  6.8
Interest cost...................      119.0        115.5       23.9      24.4
Expected return on plan assets..     (182.9)      (165.6)     (18.2)    (39.9)
Amortization of transition
 (assets) obligation............      (12.1)       (11.6)      21.0      20.9
Amortization of prior service
 cost...........................        3.9          6.5        1.8       1.9
Recognized actuarial (gain)
 loss...........................       (6.3)        (2.6)      (7.1)     19.0
                                    -------      -------     ------    ------
  Net periodic benefit (credit)
    cost........................    $ (44.6)     $ (25.0)    $ 28.0    $ 33.1
                                    =======      =======     ======    ======

Assumed health care cost trend rates have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                       1-Percentage Point   1-Percentage Point
                                            Increase             Decrease
                                       ------------------  --------------------
                                                   (In millions)
Effect on total of service and
 interest costs.....................         $ 2.9               $ (2.6)
Effect on postretirement benefit
 obligations........................          29.0                (26.1)

NOTE 9--AFFILIATES

The Company has subsidiaries and affiliates in a variety of industries including domestic and foreign life insurance and domestic property casualty insurance, real estate, mutual funds, investment brokerage and various other financial service entities.

Total assets of unconsolidated majority-owned affiliates amounted to $16.0 billion at December 31, 1999 and $13.8 billion at December 31, 1998; total liabilities amounted to $14.5 billion at December 31, 1999 and $12.5 billion at December 31, 1998; and total net income was $99.5 million in 1999 and $148.5 million in 1998.

The Company customarily engages in transactions with its unconsolidated affiliates, including the cession and assumption of certain insurance business under the terms of established reinsurance agreements (See Note 7).

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 9--AFFILIATES--CONTINUED

Various services are performed by the Company for certain affiliates for which the Company is reimbursed on the basis of cost. Certain affiliates have entered into various financial arrangements relating to borrowings and capital maintenance under which agreements the Company would be obligated in the event of nonperformance by an affiliate (see Note 13).

The Company received dividends of $129.0 million and $62.2 million in 1999 and 1998, respectively, from unconsolidated affiliates.

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK

The notional amounts, carrying values and estimated fair values of the Company's derivative instruments are as follows at December 31:

                                                                          Assets (Liabilities)
                                         Number of Contracts/   -------------------------------------------
                                           Notional Amounts             1999                   1998
                                        ---------------------   ---------------------  --------------------
                                                                 Carrying     Fair      Carrying    Fair
                                           1999        1998       Value      Value       Value     Value
                                        ----------  ---------   ----------  ---------  --------  ----------
                                                                  (In millions)
Futures contracts to
 sell securities.................        $18,805     $11,286      $31.5      $ 31.5     $(3.1)    $  (3.1)
Futures contracts to
 acquire securities..............          4,006       1,464       (0.9)       (0.9)     (0.3)       (0.3)
Interest rate swap
 agreements......................        9,194.0     7,684.0         --       (27.2)       --      (159.1)
Interest rate cap
 agreements......................          115.0       115.0        0.2         0.2       0.4         0.4
Interest rate floor
 agreements......................          125.0       125.0        0.1         0.1       0.7         0.7
Interest rate swaption
 agreements......................           30.0         0.0       (3.6)       (3.6)       --         0.0
Currency rate swap
 agreements......................        5,797.0     2,881.5         --       (44.8)       --        16.2
Equity collar
 agreements......................             --          --       53.0        53.0      28.6        28.6

Financial futures contracts are used principally to hedge risks associated with interest rate fluctuations on sales of guaranteed investment contracts. The Company is subject to the risks associated with changes in the value of the underlying securities; however, such changes in value generally are offset by opposite changes in the value of the hedged items. The contracts or notional amounts of the contracts represent the extent of the Company's involvement but not the future cash requirements, as the Company intends to close the open positions prior to settlement. The futures contracts expire in 2000.

The Company uses futures contracts, interest rate swap, cap and floor agreements, swaptions, and currency rate swap agreements for other than trading purposes to hedge and manage its exposure to changes in interest rate levels, foreign exchange rate fluctuations and to manage duration mismatch of assets and liabilities.

The Company invests in common stock that is subject to fluctuations from market value changes in stock prices. The Company sometimes seeks to reduce its market exposure to such holdings by entering into equity collar agreements. A collar consists of a call that limits the Company's potential for gain from appreciation in the stock price as well as a put that limits the Company's loss potential from a decline in the stock price.

The interest rate swap agreements expire in 2000 to 2029. The interest rate cap agreements expire in 2000 to 2008. Interest rate floor agreements expire in 2003. Interest rate swaption agreements expire in 2025. The currency rate swap agreements expire in 2000 to 2021. The equity collar agreements expire in 2003.

The Company's exposure to credit risk is the risk of loss from counterparty failing to perform to the terms of the contract. The Company continually monitors its position and the credit ratings of the counterparties to these

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 10--FINANCIAL INSTRUMENTS WITH OFF-BALANCE-SHEET RISK--CONTINUED

derivative instruments. To limit exposure associated with counterparty nonperformance on interest rate and currency swap agreements, the Company enters into master netting agreements with its counterparties. The Company believes the risk of incurring losses due to nonperformance by its counterparties is remote and that such losses, if any, would be immaterial. Futures contracts trade on organized exchanges and, therefore, have minimal credit risk.

NOTE 11--LEASES

The Company leases office space and furniture and equipment under various operating leases including furniture and equipment leased under a series of sales-leaseback agreements with a nonaffiliated organization. Rental expense for all operating leases totaled $24.3 million in 1999 and $26.2 million in 1998. Future minimum rental commitments under noncancellable operating leases for office space and furniture and equipment are as follows:


                                                     December 31, 1999
                                                    -------------------
                                                       (In millions)
     2000 .......................................         $ 19.1
     2001 .......................................           15.9
     2002 .......................................           12.8
     2003 .......................................            8.9
     2004 .......................................            5.3
     Thereafter .................................            7.0
                                                          ------
     Total minimum payments .....................         $ 69.0
                                                          ======

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS

The Company's annuity reserves and deposit fund liabilities and related separate account liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal (without adjustment), and not subject to discretionary withdrawal provisions are summarized as follows:

                                                  December 31, 1999   Percent
                                                  -----------------  --------
                                                    (In millions)
Subject to discretionary withdrawal (with
 adjustment):
  With market value adjustment..................     $ 1,126.3           2.8%
  At book value less surrender charge...........       2,845.0           7.1
                                                     ---------         -----
  Total with adjustment.........................       3,971.3           9.9
  Subject to discretionary withdrawal (without
    adjustment) at book value...................       1,535.8           3.8
  Subject to discretionary withdrawal--separate
    accounts....................................      14,287.3          35.4
Not subject to discretionary withdrawal:
  General account...............................      19,320.6          48.0
  Separate accounts.............................       1,175.7           2.9
                                                     ---------         -----
Total annuity reserves, deposit fund liabilities
 and separate accounts--before reinsurance......      40,290.7         100.0%
                                                                       =====
Less reinsurance ceded..........................          (0.1)
                                                     ---------
Net annuity reserves, deposit fund liabilities
 and separate accounts..........................     $40,290.6
                                                     =========

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 12--POLICY RESERVES, POLICYHOLDERS' AND BENEFICIARIES' FUNDS AND OBLIGATIONS RELATED TO SEPARATE ACCOUNTS--CONTINUED

Any liquidation costs associated with the $14.3 billion of separate accounts subject to discretionary withdrawal are sustained by the separate account contractholders and not by the general account.

NOTE 13--COMMITMENTS AND CONTINGENCIES

The Company has extended commitments to purchase long-term bonds, preferred and common stocks, and other invested assets and issue real estate mortgages totaling $706.7 million, $6.0 million, $281.1 million and $194.6 million, respectively, at December 31, 1999. If funded, loans related to real estate mortgages would be fully collateralized by related properties. The Company monitors the credit worthiness of borrowers under long-term bond commitments and requires collateral as deemed necessary. The estimated fair value of the commitments described above is $1.2 billion at December 31, 1999. The majority of these commitments expire in 2000.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal National Mortgage Association (FNMA). Under the agreement, the Company sold $532.8 million of commercial mortgage loans and acquired an equivalent amount of FNMA securities. The Company completed similar transactions with FNMA in 1991 for $1.042 billion and in 1993 for $71.9 million. FNMA is guarantying the full face value of the bonds of the three transactions to the bondholders. However, the Company has agreed to absorb the first 12.25% of the principal and interest losses (less buy-backs) for the pools of loans involved in the three transactions, based on the total outstanding principal balance of $1.036 billion as of July 1, 1996, but is not required to commit collateral to support this loss contingency. At December 31, 1999, the aggregate outstanding principal balance of all the remaining pools of loans from 1991, 1993, and 1996 was $493.4 million.

Historically, the Company has experienced losses of less than one percent on its multi-family mortgage portfolio. Mortgage loan buy-backs required by the FNMA in 1999 and 1998 amounted to $3.4 million and $4.6 million, respectively.

During 1996, the Company entered into a credit support and collateral pledge agreement with the Federal Home Loan Mortgage Corporation (FHLMC). Under the agreement, the Company sold $535.3 million of multi-family loans and acquired an equivalent amount of FHLMC securities. FHLMC is guarantying the full face value of the bonds to the bondholders. However, the Company has agreed to absorb the first 10.5% of original principal and interest losses (less buy-backs) for the pool of loans involved but is not required to commit collateral to support this loss contingency. Historically, the Company has experienced total losses of less than one percent on its multi-family loan portfolio. At December 31, 1999, the aggregate outstanding principal balance of the pools of loans was $365.2 million. There were no mortgage loans buy-backs in 1999 and 1998.

The Company has a support agreement with Variable Life under which the Company agrees to continue directly or indirectly to own all of Variable Life's common stock and maintain Variable Life's net worth at not less than $1 million.

The Company has a support agreement with John Hancock Capital Corporation
(JHCC), a non-consolidated wholly-owned subsidiary, under which the Company agrees to continue directly or indirectly to own all of JHCC's common stock and maintain JHCC's net worth at not less than $1 million. JHCC's outstanding borrowings as of December 31, 1999 were $380.6 million for short-term borrowings and $163.0 million for notes payable.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies' amounts to be used to pay benefits to policyholders and claimants of insolvent insurance

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 13--COMMITMENTS AND CONTINGENCIES--CONTINUED

companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially affect its financial position.

In the normal course of its business operations, the Company is involved with litigation from time to time with claimants, beneficiaries and others, and a number of litigation matters were pending as of December 31, 1999. It is the opinion of management, after consultation with counsel, that the ultimate liability with respect to these claims, if any, will not materially affect the financial position or results of operations of the Company.

During 1997, the Company entered into a court-approved settlement relating to a class action lawsuit involving certain individual life insurance policies sold from 1979 through 1996. In entering into the settlement, the Company specifically denied any wrongdoing. The reserve held in connection with the settlement to provide relief to class members and for legal and administrative costs associated with the settlement amounted to $322.8 million and $283.8 million at December 31, 1999 and 1998, respectively. Costs incurred related to the settlement were $91.1 million and $150.0 million in 1999 and 1998, respectively, which were charged directly to policyholders' contingency reserves. The estimated reserve is based on a number of factors, including the estimated number of claims, the expected type of relief to be sought by class members (general relief or alternative dispute resolution), the estimated cost per claim and the estimated costs to administer the claims.

During 1999, the Company transferred $194.9 million of reserves related to the settlement to Variable Life representing Variable Life's share of the settlement. The Company also contributed $194.9 million of capital to Variable Life during 1999. If Variable Life's share of the settlement increases, the Company will contribute additional capital to Variable Life so that Variable Life's total stockholder's equity would not be impacted.

During 1996, management determined that it was probable that a settlement would occur and that a minimum loss amount could be reasonably estimated. Accordingly, the Company recorded its best estimate based on the information available at the time. The terms of the settlement agreement were negotiated throughout 1997 and approved by the court on December 31, 1997. In accordance with the terms of the settlement agreement, the Company contacted class members during 1998 to determine the actual type of relief to be sought by class members. The majority of the responses from class members were received by the fourth quarter of 1998. The type of relief sought by class members differed from the Company's previous estimates, primarily due to additional outreach activities by regulatory authorities during 1998 encouraging class members to consider alternative dispute resolution relief. In 1999, the Company updated its estimate of the cost of claims subject to alternative dispute resolution relief and revised its reserve estimate accordingly.

Given the uncertainties associated with estimating the reserve, it is reasonably possible that the final cost of the settlement could differ materially from the amounts presently provided for by the Company. The Company will continue to update its estimate of the final cost of the settlement as the claims are processed and more specific information is developed, particularly as the actual cost of the claims subject to alternative dispute resolution becomes available. However, based on information available at this time, and the uncertainties associated with the final claim processing and alternative dispute resolution, the range of any additional costs related to the settlement cannot be reasonably estimated.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 14--FAIR VALUE OF FINANCIAL INSTRUMENTS

The following table presents the carrying amounts and fair values of the Company's financial instruments:


                                                                                   December 31
                                                                 -----------------------------------------------
                                                                          1999                    1998
                                                                 ---------------------   -----------------------
                                                                  Carrying     Fair       Carrying       Fair
                                                                   Amount      Value       Amount        Value
                                                                 ----------  ---------   ----------    ---------
                                                                                  (In millions)
Assets
  Bonds--Note 6...............................................    $26,188.1  $25,708.3    $23,353.0    $24,839.3
  Preferred stocks--Note 6....................................        926.6      926.7        844.7        832.4
  Common stocks--Note 6.......................................        458.4      458.4        269.3        269.3
  Mortgage loans on real estate--Note 6.......................      9,165.9    9,009.5      8,223.7      8,619.7
  Policy loans--Note 1........................................      1,577.8    1,577.8      1,573.8      1,573.8
  Cash and cash equivalents--Note 1...........................      1,160.6    1,160.6      1,348.9      1,348.9
Liabilities
  Guaranteed investment contracts--Note 1.....................     13,111.6   12,617.2     12,666.9     12,599.7
  Fixed rate deferred and immediate annuities--Note 1.........      4,685.7    4,656.9      4,375.0      4,412.2
  Supplementary contracts without life contingencies--
    Note 1....................................................         55.7       55.7         42.7         44.7
Derivatives assets (liabilities) relating to:--Note 10
  Futures contracts...........................................         30.6       30.6         (3.4)        (3.4)
  Interest rate swaps.........................................           --      (27.2)          --       (159.1)
  Currency rate swaps.........................................           --      (44.8)          --         16.2
  Interest rate caps..........................................          0.2        0.2          0.4          0.4
  Interest rate floors........................................          0.1        0.1          0.7          0.7
  Equity collar agreements....................................         53.0       53.0         28.6         28.6
Commitments--Note 13..........................................           --    1,195.0           --      1,114.2


The carrying amounts in the table are included in the statutory-basis statements of financial position. The methods and assumptions utilized by the Company in estimating its fair value disclosures are described in Note 1.

NOTE 15--SUBSEQUENT EVENTS

 Reorganization and Initial Public Offering

Pursuant to a Plan of Reorganization approved by the policyholders and the Commonwealth of Massachusetts Division of Insurance, effective February 1, 2000, the Company converted from a mutual life insurance company to a stock life insurance company (i.e., demutualized) and became a wholly owned subsidiary of John Hancock Financial Services, Inc., which is a holding company. All policyholder membership interests in the Company were extinguished on that date and eligible policyholders of the Company received, in the aggregate, approximately 212.8 million shares of common stock, $1,438.7 million of cash and $43.7 million policy credits as compensation. In connection with the reorganization, the Company changed its name to John Hancock Life Insurance Company.

In addition, on February 1, 2000, John Hancock Financial Services, Inc. completed its initial public offering and 102 million shares of common stock were issued at an initial public offering price of $17 per share. Net proceeds from the offering were $1,657.7 million, of which $105.7 million was retained by John Hancock Financial Services, Inc. and $1,552.0 million was contributed to the Company.

JOHN HANCOCK MUTUAL LIFE INSURANCE COMPANY

NOTE 15--SUBSEQUENT EVENTS--CONTINUED

 Establishment of the Closed Block

Under the Plan of Reorganization, effective February 1, 2000, the Company created a closed block for the benefit of policies included therein. The policies included in the closed block are individual and joint traditional whole life insurance policies of the Company that are paying or are expected to pay dividends, and individual term life insurance policies that were in force on February 1, 2000. The purpose of the closed block is to protect the policy dividend expectations of these policies after the demutualization. Unless the Commonwealth of Massachusetts Commissioner of Insurance and, in certain circumstances, the New York Superintendent of Insurance consents to an earlier termination, the closed block will continue in effect until the date none of such policies is in force.

 Acquisition of Long-Term Care Business

On January 3, 2000, the Company signed an agreement to purchase the individual long-term care insurance business of Fortis, Inc. ("Fortis"). The business to be acquired had earned premiums of approximately $124.4 million in 1999 and included approximately 97,000 policies in force as of December 31, 1999. During 1999 the Company's individual long-term care earned premium was $177.3 million and approximately 164,000 individual long-term care policies were in force.

NOTE 16--IMPACT OF YEAR 2000 (UNAUDITED)

By late 1999, the Company completed its Year 2000 readiness plan to address issues that could result from computer programs being written using two digits to define the applicable year rather than four to define the applicable year and century. As a result the Company prepared for the transition to the Year 2000 and did not experience any significant Year 2000 problems with respect to its mission critical information technology ("IT") or non-IT systems, applications or infrastructure. During the date rollover to the year 2000, the Company implemented and monitored its millennium rollover plan and conducted business as usual on Monday, January 3, 2000.

Since January 3, 2000, the Company's information systems, including its mission critical systems, which in the event of a Year 2000 failure would have the greatest impact on its operations, have functioned properly. In addition, the Company has not experienced any significant Year 2000 issues related to interactions with its material business partners. The Company has experienced no disruption in its ability to process claims, update customer accounts, process financial transactions, report accurate data to management and no business interruptions due to Year 2000 issues. While the Company continues to monitor its systems, and those of its material business partners closely to ensure that no unexpected Year 2000 issues develop, the Company has no reason to expect any such issues.

The costs of the Year 2000 project consist of internal IT personnel and external costs such as consultants, programmers, replacement software, and hardware. The costs of the Year 2000 project are expensed as incurred. The project is funded partially through a reallocation of resources from discretionary projects. Through December 31, 1999, the Company has incurred and expensed approximately $20.8 million in related payroll costs for internal IT personnel on the project. The estimated remaining IT personnel costs of the project are approximately $1.0 million. Through December 31, 1999, the Company incurred and expensed approximately $47.0 million in external costs for the project. The estimated remaining external cost of the project is approximately $2.0 million. The total costs of the Year 2000 project, based on management's best estimates, include approximately $21.7 million in internal IT personnel, $14.6 million in the external modification of software, $18.3 million for external solution providers, $9.1 million in replacement costs of non-compliant IT systems and $6.9 million in oversight, test facilities and other expenses. Accordingly, the estimated range of total costs of the Year 2000 project, internal and external, is approximately $70 to $72.5 million. The Company's total Year 2000 project costs include the estimated impact of external solution providers based on presently available information.

                        UNAUDITED FINANCIAL STATEMENTS

                                      FOR

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                              FIRST QUARTER 2000

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)

                                MARCH 31, 2000


                                                                             INTERNATIONAL
                                                    LARGE CAP    SOVEREIGN      EQUITY        SMALL CAP
                                                     GROWTH        BOND          INDEX         GROWTH
                                                   SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                   -----------  -----------  -------------  -------------
ASSETS
Cash..........................................     $        --  $        --   $       --     $        --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value....      47,884,809   72,367,249    7,430,517       6,868,139
Investments in shares of portfolios of M
 Fund Inc., at value..........................              --           --           --              --
Policy loans and accrued interest receivable..       2,881,867   10,323,501      386,100              --
Receivable from:
 John Hancock Variable Series Trust I.........          15,529      430,192       12,364              --
 M Fund Inc...................................              --           --           --              --
                                                   -----------  -----------   ----------     -----------
Total assets..................................      50,782,205   83,120,942    7,828,981       6,868,139
LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company......................................              --           --           --              --
Asset charges payable.........................             796        1,292          122             109
                                                   -----------  -----------   ----------     -----------
Total liabilities.............................             796        1,292          122             109
                                                   -----------  -----------   ----------     -----------
Net assets....................................     $50,781,408  $83,119,650   $7,828,859     $ 6,868,030
                                                   ===========  ===========   ==========     ===========

                                                  INTERNATIONAL    MID CAP    LARGE CAP       MONEY
                                                    BALANCED       GROWTH       VALUE        MARKET
                                                   SUBACCOUNT    SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  -------------  -----------  ----------  --------------
ASSETS
Cash..........................................     $      --     $        --   $      --   $    (1,285)
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value....       158,423      16,802,095   9,335,096    18,838,258
Investments in shares of portfolios of M
 Fund Inc., at value..........................            --              --          --            --
Policy loans and accrued interest receivable..            --              --          --     2,179,525
Receivable from:
 John Hancock Variable Series Trust I.........           393              --      18,307         8,791
 M Fund Inc...................................            --              --          --            --
                                                   ---------     -----------  ----------   -----------
Total assets..................................       158,816      16,802,095   9,353,403    21,025,289
LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company......................................            --              --          --            --
Asset charges payable.........................             3             267         153           998
                                                   ---------     -----------  ----------   -----------
Total liabilities.............................             3             267         153           998
                                                   ---------     -----------  ----------   -----------
Net assets....................................     $ 158,813     $16,801,828  $9,353,250   $21,024,291
                                                   =========     ===========  ==========   ===========

 See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                MARCH 31, 2000


                                                      MID CAP    SMALL/MID   REAL ESTATE     GROWTH &
                                                       VALUE     CAP GROWTH    EQUITY         INCOME
                                                    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT     SUBACCOUNT
                                                    -----------  ----------  -----------  --------------
ASSETS
Cash.............................................   $        --  $       --  $       --    $         --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value.......     4,922,228   5,405,216   3,759,336     311,940,456
Investments in shares of portfolios of M Fund
 Inc., at value..................................            --          --          --               0
Policy loans and accrued interest receivable.....            --          --     240,022      32,758,289
Receivable from:
 John Hancock Variable  Series Trust I...........            --          --      34,861         293,221
 M Fund Inc......................................            --          --          --              --
                                                    -----------  ----------  ----------    ------------
Total assets.....................................     4,922,228   5,405,216   4,034,222     344,991,966
LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company.........................................            --          --          --              --
Asset charges payable............................            79          86          64           5,297
                                                    -----------  ----------  ----------    ------------
Total liabilities................................            79          86          64           5,297
                                                    -----------  ----------  ----------    ------------
Net assets.......................................   $ 4,922,149  $5,405,130  $4,034,158    $344,986,669
                                                    ===========  ==========  ==========    ============




                                                                  SHORT-TERM   SMALL CAP     INTERNATIONAL
                                                     MANAGED         BOND        VALUE       OPPORTUNITIES
                                                    SUBACCOUNT    SUBACCOUNT  SUBACCOUNT      SUBACCOUNT
                                                   -------------  ----------  ------------  --------------
ASSETS
Cash..........................................     $       (685)  $       --  $        --    $        --
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at
 value........................................      105,442,736      239,981    3,352,754      8,133,294
Investments in shares of portfolios of M
 Fund Inc., at value..........................                0            0            0              0
Policy loans and accrued interest
 receivable...................................       13,011,771           --           --             --
Receivable from:
 John Hancock Variable Series Trust I.........          260,094        1,255        4,033             --
 M Fund Inc...................................               --           --           --             --
                                                   ------------    ---------  -----------    -----------
Total assets..................................      118,713,916      241,236    3,356,787      8,133,294
LIABILITIES
Payable to John Hancock Mutual Life
 Insurance Company............................               --          --            --             --
Asset charges payable.........................            1,839           4            54            133
                                                   ------------   ---------   -----------    -----------
Total liabilities.............................            1,839           4            54            133
                                                   ------------   ---------   -----------    -----------
Net assets....................................     $118,712,077   $ 241,232   $ 3,356,733    $ 8,133,161
                                                   ============   =========   ===========    ===========

 See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                MARCH 31, 2000


                                                                                                    BRANDES
                                                                           EQUITY       GLOBAL       TURNER      INTERNATIONAL
                                                                            INDEX        BOND      CORE GROWTH      EQUITY
                                                                         SUBACCOUNT   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT
                                                                         -----------  -----------  -----------  --------------
ASSETS
Cash...............................................................      $        --  $        --   $       --   $          --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value.........................................       17,313,806      800,153      344,698         709,047
Investments in shares of portfolios of M Fund Inc., at value.......                0            0           --              --
Policy loans and accrued interest receivable.......................               --           --           --              --
Receivable from:
  John Hancock Variable Series Trust I.............................           15,411        2,994           --              --
  M Fund Inc.......................................................               --           --           --              --
                                                                         -----------  -----------  -----------  --------------
Total assets.......................................................       17,329,217      803,147      344,698         709,047
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company..............               --           --           --              --
Asset charges payable..............................................              282           13            5              11
                                                                         -----------  -----------  -----------  --------------
Total liabilities..................................................              282           13            5              11
                                                                         -----------  -----------  -----------  --------------
Net assets.........................................................      $17,328,935  $   803,134  $   344,694  $      709,036
                                                                         ===========  ===========  ===========  ==============

                                                                         FRONTIER CAPITAL     EMERGING       GLOBAL
                                                                           APPRECIATION    MARKETS EQUITY    EQUITY     BOND INDEX
                                                                            SUBACCOUNT       SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                                         ----------------  --------------  ----------  -----------
ASSETS
Cash................................................................        $       --       $        --     $     --    $      --
Investments in shares of portfolios of John Hancock Variable
  Series Trust I, at value..........................................           652,467         1,002,691      222,631       75,111
Investments in shares of portfolios of M Fund Inc., at value........                --                --           --           --
Policy loans and accrued interest receivable........................                --                --           --           --
Receivable from:
  John Hancock Variable Series Trust I..............................                --                --           --          409
  M Fund Inc........................................................                --                --           --           --
                                                                         -------------     -------------   ----------  -----------
Total assets........................................................           652,467         1,002,691      222,631       75,520
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company...............                --                --           --           --
Asset charges payable...............................................                10                17            4            1
                                                                         -------------     -------------   ----------  -----------
Total liabilities...................................................                10                17            4            1
                                                                         -------------     -------------   ----------  -----------
Net assets..........................................................     $     652,457     $   1,002,674   $  222,627  $    75,519
                                                                         =============     =============   ==========  ===========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                 MARCH 31, 2000


                                                                                          SMALL/MID CAP  HIGH YIELD   ENHANCED U.S.
                                                                                              CORE          BOND         EQUITY
                                                                                           SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                                                          -------------  ----------  --------------
ASSETS
Cash....................................................................................    $       --     $     --     $       --
Investments in shares of portfolios of John Hancock Variable Series Trust I, at value...       151,853       98,021         20,673
Investments in shares of portfolios of M Fund Inc., at value............................            --           --             --
Policy loans and accrued interest receivable............................................            --           --             --
Receivable from:
  John Hancock Variable Series Trust I..................................................            --          675             --
  M Fund Inc............................................................................            --           --             --
                                                                                              --------      -------        -------
Total assets............................................................................       151,853       98,696         20,673
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company...................................            --           --             --
Asset charges payable...................................................................             2            2              1
                                                                                              --------      -------        -------
Total liabilities.......................................................................             2            2              1
                                                                                              --------      -------        -------
Net assets..............................................................................      $151,851      $98,694        $20,673
                                                                                              ========      =======        =======

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF OPERATIONS (UNAUDITED)

                     YEARS AND PERIODS ENDED MARCH 31, 2000


                                                          LARGE CAP GROWTH SUBACCOUNT              SOVEREIGN BOND SUBACCOUNT
                                                    ---------------------------------------  --------------------------------------
                                                        2000        1999           1998         2000         1999          1998
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..........    $    35,004   $ 6,381,711  $  2,836,032  $   964,076  $  5,184,234  $ 5,266,576
  M Fund Inc....................................             --            --            --           --            --           --
  Interest income on policy loans...............         49,804       161,454       128,186      188,119       750,673      727,807
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Total investment income.........................         84,808     6,543,165     2,964,218    1,152,195     5,934,907    5,994,383
Expenses:
  Mortality and expense risks...................         66,579       213,770       143,859      116,907       452,925      415,570
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Net investment income...........................         18,229     6,329,395     2,820,359    1,035,288     5,481,982    5,578,813
Net realized and unrealized gain (loss) on
  investments:
  Net realized gain (loss)......................        331,582     1,146,308       433,509     (367,297)     (388,883)    (142,628)
  Net unrealized appreciation (depreciation)
    during the period...........................      2,976,234       320,087     4,558,660      636,719    (5,439,148)    (102,600)
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Net realized and unrealized gain
  (loss) on investments.........................      3,307,816     1,466,395     4,992,169      269,422    (5,828,031)    (245,228)
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Net increase (decrease) in net
  assets resulting from operations..............    $ 3,326,045  $  7,795,790  $  7,812,528  $ 1,304,710  $   (346,049) $ 5,333,585
                                                    ===========  ============  ============  ===========  ============  ===========

                                                          INTERNATIONAL EQUITY INDEX
                                                                  SUBACCOUNT                      SMALL CAP GROWTH SUBACCOUNT
                                                    ---------------------------------------  --------------------------------------
                                                        2000         1999          1998          2000         1999         1998
                                                    -----------  ------------  ------------  -----------  ------------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...........     $   17,223   $   212,869   $   743,339   $       --   $   543,433   $       --
 M Fund Inc.....................................             --            --            --           --            --           --
 Interest income on policy loans................          6,520        20,538        17,802           --            --           --
                                                    -----------   -----------   -----------   ----------   -----------   ----------
Total investment income.........................         23,743       233,407       761,141           --       543,433           --
Expenses:
 Mortality and expense risks....................         10,492        32,838        26,542        8,796        15,809        8,233
                                                    -----------   -----------   -----------   ----------   -----------   ----------
Net investment income (loss)....................         13,251       200,569       734,599       (8,796)      527,624       (8,233)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain..............................         29,784        62,140        52,891        3,248        48,210       21,741
 Net unrealized appreciation (depreciation)
   during the period............................        (36,779)    1,295,768        13,239      651,201     1,125,829      204,674
                                                    -----------   -----------   -----------   ----------   -----------   ----------
Net realized and unrealized gain
 (loss) on investments..........................         (6,995)    1,357,908        66,130      654,449     1,174,415      226,415
                                                    -----------   ------------  -----------   ----------   -----------   ----------
Net increase in net assets resulting from
 operations.....................................    $     6,256   $ 1,558,477   $   800,729   $  645,653   $ 1,701,663   $  218,182
                                                    ===========   ===========   ===========   ==========   ===========   ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                             INTERNATIONAL BALANCED SUBACCOUNT        MID CAP GROWTH SUBACCOUNT
                                                             ----------------------------------  -----------------------------------
                                                                 2000        1999        1998       2000        1999        1998
                                                             -----------  ----------  ---------  ----------  ----------  -----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................    $   1,127    $ 17,211    $ 12,240   $      --   $1,373,009   $  130,303
  M Fund Inc.............................................           --          --          --          --           --           --
  Interest income on policy loan.........................           --          --          --          --           --           --
                                                             ---------    --------    --------   ---------   ----------   ----------
Total investment income..................................        1,127      17,211      12,240          --    1,373,009      130,303
Expenses:
  Mortality and expense risks............................          268       1,267         826      25,962       34,834        5,242
                                                             ---------    --------    --------   ---------   ----------   ----------
Net investment income (loss).............................          859      15,944      11,414     (25,962)   1,338,175      125,061
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)...............................       (1,703)      1,061       1,050     874,318      420,826       26,192
  Net unrealized appreciation (depreciation) during the
      period.............................................       (5,870)     (8,559)     12,294    (649,885)   4,283,452      193,946
                                                             ---------    --------    --------   ---------   ----------   ----------
Net realized and unrealized gain (loss) on investments...       (7,573)     (7,498)     13,344     224,433    4,704,278      220,138
                                                             ---------    --------    --------   ---------   ----------   ----------
Net increase (decrease) in net assets resulting from
    operations...........................................    $  (6,714)   $  8,446    $ 24,758   $ 198,471   $6,042,453   $  345,199
                                                             =========    ========    ========   =========   ==========   ==========

                                                                LARGE CAP VALUE SUBACCOUNT             MONEY MARKET SUBACCOUNT
                                                            -----------------------------------  -----------------------------------
                                                                2000        1999        1998        2000       1999         1998
                                                            -----------  ----------   ---------  ---------- ----------  ------------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I...................   $   53,189    $ 511,132   $ 185,232   $ 259,668  $1,134,371   $2,249,510
  M Fund Inc.............................................           --           --          --          --          --           --
Interest income on policy loans..........................           --           --          --      39,531     155,491      154,162
                                                            ----------    ---------    --------    --------   ---------    ---------
Total investment income..................................       53,189      511,132     185,232     299,199   1,289,862    2,403,672
Expenses:
  Mortality and expense risks............................       13,268       36,983      15,356      29,820     146,758      263,735
                                                            ----------    ---------   ---------   ---------  ----------   ----------
Net investment income....................................       39,921      474,149     169,876     269,379   1,143,104    2,139,937
Net realized and unrealized gain (loss) on investments:
  Net realized gain (loss)...............................      (90,136)     123,242      68,953          --          --           --
  Net unrealized appreciation (depreciation) during
      period.............................................     (245,175)    (499,454)     64,132          --          --           --
                                                            ----------    ---------   ---------   ---------  ----------   ----------
Net realized and unrealized gain (loss) on investments...     (335,311)    (376,212)    133,085          --          --           --
                                                            ----------    ---------   ---------   ---------  ----------   ----------
Net increase (decrease) in net assets resulting from
    operations...........................................   $ (295,390)   $  97,937   $ 302,961   $ 269,379  $1,143,104   $2,139,937
                                                            ==========    =========   =========   =========  ==========   ==========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED MARCH 31, 2000


                                                      MID CAP VALUE SUBACCOUNT               SMALL/MID CAP GROWTH SUBACCOUNT
                                                 -----------------------------------   ---------------------------------------------
                                                    2000       1999          1998           2000            1999             1998
                                                 ---------  ----------  ------------   -------------  ---------------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.......     $     --   $  30,563   $     53,920   $         --   $      840,786    $     93,281
 M Fund Inc.................................           --          --             --             --               --              --
 Interest income on policy loans............           --          --             --             --               --              --
                                                 --------   ---------   ------------   ------------   --------------    ------------
Total investment income.....................           --      30,563         53,920             --          840,786          93,281
Expenses:
 Mortality and expense risks................        6,927      28,106         34,857          7,903           30,491          26,942
                                                 --------   ---------   ------------   ------------   --------------    ------------
Net investment income (loss)................       (6,927)      2,457         19,063         (7,903)         810,295          66,339
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)...................      (41,101)   (547,518)        74,634       (138,462)          16,952          33,249
 Net unrealized appreciation (depreciation)
  during the period.........................      422,026     657,486       (944,401)       485,947         (590,295)        126,465
                                                 --------   ---------   ------------   ------------   --------------    ------------
Net realized and unrealized gain (loss) on
 investments................................      380,925     109,968       (869,767)       347,485         (573,343)        159,714
                                                 --------   ---------   ------------   ------------   --------------    ------------
Net increase (decrease) in net assets
 resulting from operations..................     $373,998   $ 112,425   $   (850,704)  $    339,582   $      236,952    $    226,053
                                                 ========   =========   ============   ============   ==============    ============

                                                       REAL ESTATE EQUITY SUBACCOUNT            GROWTH & INCOME SUBACCOUNT
                                                    -----------------------------------   ---------------------------------------
                                                      2000        1999         1998          2000          1999          1998
                                                    ----------  ----------  -----------   ------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............  $  79,133   $ 262,930   $   343,976   $   754,111   $35,057,066   $26,306,209
 M Fund Inc.......................................         --          --            --            --            --            --
 Interest income on policy loans..................      4,618      17,361        17,260       588,028     2,279,107     1,996,131
                                                    ---------   ---------   -----------   -----------   -----------   -----------
Total investment income...........................     83,751     280,291       361,236     1,342,139    37,336,173    28,302,340
Expenses:
 Mortality and expense risks......................      5,766      24,900        33,890       462,018     1,779,482     1,466,469
                                                    ---------   ---------   -----------   -----------   -----------   -----------
Net investment income.............................     77,985     255,391       327,346       880,121    35,556,691    26,835,871
Net realized and unrealized gain (loss) on
  investments:
 Net realized gain (loss).........................    (56,481)   (168,994)      158,205     1,425,819     5,502,422     3,223,935
 Net unrealized appreciation (depreciation) during
  the period .....................................     95,421    (220,380)   (1,546,717)    3,226,658     2,405,417    32,918,552
                                                    ---------   ---------   -----------   -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments.....................................     38,940    (389,374)   (1,388,512)    4,652,477     7,907,839    36,142,487
                                                    ---------   ---------   -----------   -----------   -----------   -----------
Net increase (decrease) in net assets resulting
  from operations.................................  $ 116,925   $(133,983)  $(1,061,166)  $ 5,532,598   $43,464,530   $62,978,358
                                                    =========   ==========  ============  ============  ============  ============

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED MARCH 31, 2000

                                                                 MANAGED SUBACCOUNT              SHORT-TERM BOND SUBACCOUNT
                                                        -------------------------------------  --------------------------------
                                                            2000        1999          1998       2000       1999         1998
                                                        ----------  ------------  -----------  --------  ----------  ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............    $  817,245  $  9,998,433  $ 9,347,788  $  3,842   $  15,539    $ 27,350
  M Fund Inc........................................            --            --           --        --          --          --
  Interest income on policy loans...................       236,141       953,686      854,487        --          --          --
                                                        ----------  ------------  -----------  --------   ---------    --------
Total investment income.............................     1,053,387    10,952,119   10,202,275     3,842      15,539      27,350
Expenses:
  Mortality and expense risks.......................       163,479       649,802      577,276       360       1,497       2,680
                                                        ----------  ------------  -----------  --------   ---------    --------
Net investment income (loss)........................       889,907    10,302,317    9,624,999     3,482      14,042      24,670
Net realized and unrealized gain (loss) on
   investments:
  Net realized gain (loss)..........................       313,202       996,546      791,245    (1,072)     (8,638)        265
  Net unrealized appreciation (depreciation)
   during the period................................       638,748    (2,108,530)   6,629,458       117      (2,442)     (4,247)
                                                        ----------  ------------  -----------  --------   ---------    --------
Net realized and unrealized gain (loss) on
   investments......................................       951,950    (1,111,984)   7,420,703      (955)    (11,080)     (3,982)
                                                        ----------  ------------  -----------  --------   ---------    --------
Net increase (decrease) in net assets
   resulting from operations........................    $1,841,857  $  9,190,333  $17,045,702  $  2,527   $   2,962    $ 20,688
                                                        ==========  ============  ===========  ========   =========    ========

                                                                                            INTERNATIONAL OPPORTUNITIES
                                                          SMALL CAP VALUE SUBACCOUNT                SUBACCOUNT
                                                       ---------------------------------   --------------------------------
                                                          2000        1999        1998        2000        1999       1998
                                                       ----------  ----------  ----------  ----------  --------- ----------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............   $   15,741  $   79,585  $   12,675  $       --  $ 241,151  $  33,443
  M Fund Inc........................................           --          --          --          --         --         --
  Interest income on policy loans...................           --          --          --          --         --         --
                                                       ----------   ---------   ---------   ---------   --------   --------
Total investment income.............................       15,741      79,585      12,675          --    241,151     33,443
Expenses:
  Mortality and expense risks.......................        4,955      17,680      11,853      11,099     17,937     21,581
                                                       ----------   ---------   ---------   ---------   --------   --------
Net investment income (loss)........................       10,786      61,905         822     (11,099)   223,214     11,862
Net realized and unrealized gain (loss) on
   investments:
  Net realized gain (loss)..........................      (54,620)    (33,134)     29,257      22,577    155,412     33,474
  Net unrealized appreciation (depreciation)
   during the period................................       31,818    (148,401)   (105,331)    149,567    387,412    272,314
                                                       ----------   ---------   ---------   ---------   --------   --------
Net realized and unrealized gain (loss) on
   investments......................................      (22,802)   (181,535)    (76,074)    172,144    542,824    305,788
                                                       ----------   ---------   ---------   ---------   --------   --------
Net increase (decrease) in net assets
   resulting from operations........................   $  (12,016) $ (119,630) $  (75,252) $  161,045  $ 766,038  $ 317,650
                                                       ==========  ==========  ==========  ==========  =========  =========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                             EQUITY INDEX SUBACCOUNT          GLOBAL BOND SUBACCOUNT
                                                         --------------------------------  -------------------------------
                                                           2000       1999        1998      2000        1999       1998
                                                         --------  ----------  ----------  --------  ----------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............     $ 49,090  $  593,325  $  185,267  $  3,209   $  37,862  $  19,628
  M Fund Inc........................................           --          --          --        --          --         --
  Interest income on policy loans...................           --          --          --        --          --         --
                                                         --------  ----------  ----------  --------   ---------  ---------
Total investment income.............................       49,090     593,325     185,267     3,209      37,862     19,628
Expenses:
  Mortality and expense risks.......................       24,252      63,950      27,141     1,227       4,084      1,979
                                                         --------  ----------  ----------  --------   ---------  ---------
Net investment income...............................       24,838     529,375     158,126     1,982      33,778     17,649
Net realized and unrealized gain (loss) on
   investments:
  Net realized gain (loss)..........................      110,558     271,978     443,879    (8,414)       (151)     3,991
  Net unrealized appreciation (depreciation)
   during the period................................      240,624   1,282,937     585,673    20,874     (52,953)     4,308
                                                         --------  ----------  ----------  --------   ---------  ---------
Net realized and unrealized gain (loss) on
   investments......................................      351,182   1,554,915   1,029,552    12,460     (53,104)     8,299
                                                         --------  ----------  ----------  --------   ---------  ---------
Net increase (decrease) in net assets
   resulting from operations........................     $376,020  $2,084,290  $1,187,678  $ 14,442   $ (19,326) $  25,948
                                                         ========  ==========  ==========  ========   =========  =========

                                                                                          BRANDES INTERNATIONAL EQUITY
                                                         TURNER CORE GROWTH SUBACCOUNT             SUBACCOUNT
                                                        -------------------------------   -------------------------------
                                                           2000         1999      1998       2000       1999      1998
                                                        ------------  --------  -------   ---------   --------  ---------
Investment income:
Distributions received from:
  John Hancock Variable Series Trust I..............    $       --    $    --   $    --   $      --   $     --  $     --
  M Fund Inc........................................            --    $19,328     2,231          --   $ 16,354    14,444
  Interest income on policy loans...................            --         --        --          --         --        --
                                                        ----------    -------   -------   ---------   --------   -------
Total investment income.............................            --     19,328     2,231          --     16,354    14,444
Expenses:
  Mortality and expense risks.......................           468      1,139       565         862      2,166     1,158
                                                        ----------    -------   -------   ---------   --------   -------
Net investment income (loss)........................          (468)    18,189     1,666        (862)    14,188    13,286
Net realized and unrealized gain (loss) on
   investments:
  Net realized gain (loss)..........................         6,241     26,736     2,780       1,188     11,526       600
  Net unrealized appreciation (depreciation)
   during the period................................        25,712     23,628    22,686     (14,134)   122,734     8,581
                                                        ----------    -------   -------   ---------   --------   -------
Net realized and unrealized gain (loss) on
   investments......................................        31,953     50,364    25,466     (12,946)   134,260     9,181
                                                        ----------    -------   -------   ---------   --------   -------
Net increase (decrease) in net assets
   resulting from operations........................    $   31,485    $68,553   $27,132   $ (13,808)  $148,448   $22,467
                                                        ==========    =======   =======   =========   ========   =======

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                                                                            GLOBAL MARKETS
                                                                    FRONTIER CAPITAL APPRECIATION              EQUITY
                                                                              SUBACCOUNT                     SUBACCOUNT
                                                                    ------------------------------    ----------------------------
                                                                      2000       1999        1998       2000      1999      1998
                                                                    -------    --------    -------    -------   --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $    --    $     --    $    --    $    --   $ 15,636  $     --
 M Fund Inc.......................................................       --      13,028     12,832         --         --        --
 Interest income on policy loans..................................       --          --         --         --         --        --
                                                                    -------    --------    -------    -------   --------  --------
Total investment income
Expenses:.........................................................       --      13,028     12,832         --     15,636        --
 Mortality and expense risks......................................      817       4,257     13,446      1,069        466        --
                                                                    -------    --------    -------    -------   --------  --------
Net investment income (loss)......................................     (817)      8,771       (614)    (1,069)    15,170
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................    1,328     (59,550)    23,061     21,863      1,838
 Net unrealized appreciation (depreciation) during the period.....
                                                                     89,905      89,369       (840)     6,439     92,713        --
                                                                    -------    --------    -------    -------   --------  --------
Net realized and unrealized gain on investments...................   91,233      29,819     22,221     28,302     94,551        --
                                                                    -------    --------    -------    -------   --------  --------
Net increase in net assets resulting from operations..............  $90,416    $ 38,590    $21,607    $27,233   $109,721  $     --
                                                                    =======    ========    =======    =======   ========  ========

                                                                           GLOBAL EQUITY                     BOND INDEX
                                                                             SUBACCOUNT                      SUBACCOUNT
                                                                    ------------------------------    ----------------------------
                                                                      2000       1999        1998       2000      1999      1998
                                                                    --------   --------    -------    -------   --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.............................  $     --    $   816    $    --    $ 1,342   $  2,971  $     --
 M Fund Inc.......................................................        --         --         --         --         --        --
 Interest income on policy loans..................................        --         --         --         --         --        --
                                                                    --------   --------    -------    -------   --------  --------
Total investment income...........................................        --        816         --      1,342      2,971        --
Expenses:
 Mortality and expense risks......................................       254        378         --        110        270        --
                                                                    --------   --------    -------    -------   --------  --------
Net investment income (loss)......................................      (254)       438         --      1,232      2,701        --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss).........................................       801        196         --        (97)    (1,613)       --
 Net unrealized appreciation (depreciation) during the period.....     6,451     20,203         --        636     (1,753)       --
                                                                    --------    -------    -------    -------   --------  --------
Net realized and unrealized gain (loss) on investments............     7,252     20,399         --        539     (3,366)       --
                                                                    --------    -------    -------    -------   --------  --------
Net increase (decrease) in net assets resulting from operations...  $  6,998    $20,837    $    --    $ 1,771   $   (665) $     --
                                                                    ========    =======    =======    =======   ========  ========

---------
*  From May 1, 1998 (commencement of operations).
** From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                                          SMALL/MID CAP CORE             HIGH YIELD BOND
                                                                              SUBACCOUNT                   SUBACCOUNT
                                                                      --------------------------   ----------------------------
                                                                        2000      1999     1998      2000      1999      1998
                                                                      --------   -------  ------   --------  --------  --------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I...............................  $     10   $ 2,971  $   --   $  2,054  $  3,011  $     --
 M Fund Inc.........................................................        --        --      --         --        --        --
 Interest income on policy loans....................................        --        --      --         --        --        --
                                                                      --------   -------  ------   --------  --------  --------
Total investment income.............................................        10     6,699      --      2,054     3,011        --
Expenses:
 Mortality and expense risks........................................       149       335      --        134       220        --
                                                                      --------   -------  ------   --------  --------  --------
Net investment income...............................................       139     6,364      --      1,920     2,791        --
Net realized and unrealized gain (loss) on investments:
 Net realized gain (loss)...........................................       134     1,093      --       (278)     (396)       --
 Net unrealized appreciation (depreciation) during the period.......     1,709     4,719      --     (4,859)   (1,172)       --
                                                                      --------   -------  ------   --------  --------  --------
Net realized and unrealized gain (loss) on investments..............     1,843     5,812      --     (5,137)   (1,568)       --
                                                                      --------   -------  ------   --------  --------  --------
Net increase (decrease) in net assets resulting from operations.....  $  1,704   $12,176  $   --   $ (3,217) $  1,223  $     --
                                                                      ========   =======  ======   ========  ========  ========

                                                                                                              ENHANCED U.S.
                                                                                                            EQUITY SUBACCOUNT
                                                                                                          -----------------------
                                                                                                           2000     1999    1998
                                                                                                          ------  -------  ------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................................................................   $   --  $    --  $   --
 M Fund Inc............................................................................................       --    1,435      --
 Interest income on policy loans.......................................................................       --       --      --
                                                                                                          ------  -------  ------
Total investment income................................................................................       --    1,435      --
Expenses:
 Mortality and expense risks...........................................................................       29       61      --
                                                                                                          ------  -------  ------
Net investment income (loss)...........................................................................      (29)   1,374      --
Net realized and unrealized gain (loss) on investments:
 Net realized gain.....................................................................................      276       11      --
 Net unrealized appreciation during the period.........................................................      101    1,285      --
                                                                                                          ------  -------  ------
Net realized and unrealized gain on investments........................................................      377    1,296      --
                                                                                                          ------  -------  ------
Net increase in net assets resulting from operations...................................................   $  348  $ 2,670  $   --
                                                                                                          ======  =======  ======

---------
*  From May 1, 1998 (commencement of operations).
** From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                STATEMENTS OF CHANGES IN NET ASSETS (UNAUDITED)

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                     LARGE CAP GROWTH SUBACCOUNT                SOVEREIGN BOND SUBACCOUNT
                                               ---------------------------------------   ----------------------------------------
                                                  2000          1999          1998          2000          1999           1998
                                               -----------   -----------   -----------   -----------   -----------   ------------
Increase (decrease) in net assets from
 operations:
 Net investment income.......................  $    18,230   $ 6,329,395   $ 2,820,359   $ 1,035,289   $ 5,481,982   $  5,578,813
 Net realized gain (loss)....................      331,582     1,146,308       433,509      (367,297)     (388,883)      (142,628)
 Net unrealized appreciation (depreciation)
  during the period..........................    2,976,234       320,087     4,558,660       636,719    (5,439,148)      (102,600)
                                               -----------   -----------   -----------   -----------   -----------   ------------
Net increase (decrease) in net assets
 resulting from operations...................    3,326,046     7,795,790     7,812,528     1,304,711      (346,049)     5,333,585
From policyholder transactions:
 Net premiums from policyholders.............    5,859,645    10,950,682     6,922,934     4,481,558    11,668,600     10,038,753
 Net benefits to policyholders...............   (2,722,620)   (5,776,293)   (3,869,320)   (3,620,100)   (7,543,864)    (7,974,328)
 Net increase in policy loans................      289,900            --            --        63,900            --             --
                                               -----------   -----------   -----------   -----------   -----------   ------------
Net increase in net assets resulting from
 policyholder transactions...................    3,426,925     5,174,389     3,053,614       925,358     4,124,736      2,064,425
                                               -----------   -----------   -----------   -----------   -----------   ------------
Net increase in net assets...................    6,752,971    12,970,179    10,866,142     2,230,069     3,778,687      7,398,010
Net assets at beginning of period............  $44,028,437    31,058,258    20,192,116   $80,889,582    77,110,895     69,712,885
                                               -----------   -----------   -----------   -----------   -----------   ------------
Net assets at end of period..................  $50,781,408   $44,028,437   $31,058,258   $83,119,651   $80,889,582   $ 77,110,895
                                               ===========   ===========   ===========   ===========   ===========   ============

                                                     INTERNATIONAL EQUITY INDEX
                                                             SUBACCOUNT                     SMALL CAP GROWTH SUBACCOUNT
                                               --------------------------------------   -------------------------------------
                                                  2000         1999          1998          2000         1999          1998
                                               ----------   -----------   -----------   ----------   ----------    ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............   $   13,252   $   200,569   $   734,599   $   (8,796)  $  527,624    $   (8,233)
 Net realized gain..........................       29,784        62,140        52,891        3,248       48,210        21,741
 Net unrealized appreciation (depreciation)
  during the period.........................      (36,779)    1,295,768        13,239      651,201    1,125,829       204,674
                                               ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 operations.................................        6,257     1,558,477       800,729      645,653    1,701,663       218,182
From policyholder transactions:
 Net premiums from policyholders............    1,029,865     1,634,643     1,489,281    1,949,600    1,398,160       891,480
 Net benefits to policyholders..............     (442,743)   (1,119,500)   (1,347,312)    (239,156)    (390,180)     (269,586)
 Net increase in policy loans...............       54,486            --            --           --           --            --
                                               ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets resulting from
 policyholder transactions..................      641,608       515,143       141,969    1,710,444    1,007,980       621,894
                                               ----------   -----------   -----------   ----------   ----------    ----------
Net increase in net assets..................      647,865     2,073,620       942,698    2,356,096    2,709,643       840,076
Net assets at beginning of period...........   $5,107,374     5,107,374     4,164,676   $4,511,934    1,802,291       962,215
                                               ----------   -----------   -----------   ----------   ----------    ----------
Net assets at end of period.................   $7,828,859   $ 7,180,994   $ 4,164,676   $6,868,030   $4,511,934    $1,802,291
                                               ==========   ===========   ===========   ==========   ==========    ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000


                                                 INTERNATIONAL BALANCED SUBACCOUNT             MID CAP GROWTH SUBACCOUNT
                                                ------------------------------------   ------------------------------------------
                                                   2000        1999         1998          2000           1999            1998
                                                ---------   ----------   -----------   -----------   ------------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...............    $     859   $   15,944   $    11,414   $   (25,962)  $  1,338,175    $    125,061
 Net realized gain (loss)...................       (1,703)       1,061         1,050       874,318        420,826          26,192
 Net unrealized appreciation (depreciation)
  during the period.........................       (5,870)      (8,559)       12,294      (649,885)     4,283,452         193,946
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
  resulting from operations.................       (6,714)       8,446        24,758       198,471      6,042,453         345,199
From policyholder transactions:
 Net premiums from policyholders............       19,174      115,573       150,466     5,214,988      7,041,199         772,359
 Net benefits to policyholders..............      (54,015)    (133,983)      (50,204)   (2,221,205)      (947,660)       (211,806)
 Net increase in policy loans...............           --           --            --            --             --              --
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets
  resulting from policyholder transactions..      (34,841)     (18,410)      100,262     2,993,783      6,093,539         560,553
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net increase (decrease) in net assets.......      (41,555)      (9,964)      125,020     3,192,254     12,135,992         905,752
Net assets at beginning of period...........    $ 200,368      210,332        85,312   $13,609,574      1,473,582         567,830
                                                ---------   ----------   -----------   -----------   ------------    ------------
Net assets at end of period.................    $ 158,813   $  200,368   $   210,332   $16,801,828   $ 13,609,574    $  1,473,582
                                                =========   ==========   ===========   ===========   ============    ============

                                                      LARGE CAP VALUE SUBACCOUNT                MONEY MARKET SUBACCOUNT
                                                --------------------------------------  ------------------------------------------
                                                   2000          1999          1998        2000          1999             1998
                                                -----------   -----------   ----------  -----------  -------------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income......................    $    39,921   $   474,149   $  169,876  $   269,379  $   1,143,104    $  2,139,937
 Net realized gain (loss)...................        (90,136)      123,242       68,953           --             --              --
 Net unrealized appreciation (depreciation)
   during the period........................       (245,175)     (499,454)      64,132           --             --              --
                                                -----------   -----------   ----------  -----------  -------------    ------------
Net increase (decrease) in net assets
 resulting from operations..................       (295,390)       97,937      302,961      269,379      1,143,104       2,139,937
From policyholder transactions:
 Net premiums from policyholders............      2,389,260     5,449,922    2,321,440    2,404,134     16,733,655      55,692,824
 Net benefits to policyholders..............     (1,003,407)   (1,059,147)    (528,449)  (2,177,192)   (46,642,184)    (22,850,788)
 Net increase in policy loans...............             --            --           --       24,864             --        (198,682)
                                                -----------   -----------   ----------  -----------  -------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions...      1,385,853     4,390,775    1,792,991      251,806    (29,908,529)     32,643,354
                                                -----------   -----------   ----------  -----------  -------------    ------------
Net increase (decrease) in net assets.......      1,090,463     4,488,712    2,095,952      521,185    (28,765,425)     34,783,291
Net assets at beginning of period...........    $ 8,262,787     3,774,075    1,678,123  $20,503,106     49,268,531      14,485,240
                                                -----------   -----------   ----------  -----------  -------------    ------------
Net assets at end of period.................    $ 9,353,250   $ 8,262,787   $3,774,075  $21,024,290  $  20,503,106    $ 49,268,531
                                                ===========   ===========   ==========  ===========  =============    ============

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                   MID CAP VALUE SUBACCOUNT              SMALL/MID CAP GROWTH SUBACCOUNT
                                            --------------------------------------   ----------------------------------------
                                               2000         1999          1998          2000          1999           1998
                                            ----------   -----------   -----------   -----------   -----------    -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).............. $   (6,927)  $     2,457   $    19,063   $    (7,903)  $   810,295    $    66,339
 Net realized gain (loss)..................    (41,101)     (547,518)       74,634      (138,462)       16,952         33,249
 Net unrealized appreciation
  (depreciation) during the period.........    422,026       657,486      (944,401)      485,947      (590,295)       126,465
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from operations.................    373,998       112,425      (850,704)      339,582       236,952        226,053
From policyholder transactions:
 Net premiums from policyholders...........    299,060     2,086,192     5,639,732       353,544     1,533,102      1,812,713
 Net benefits to policyholders.............   (452,541)   (3,546,814)     (775,357)     (774,040)   (1,200,248)    (1,214,489)
 Net increase in policy loans..............         --            --            --            --            --             --
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..   (153,481)   (1,460,622)    4,864,375      (420,497)      332,854        598,224
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net increase (decrease) in net assets......    220,517    (1,348,197)    4,013,671       (80,914)      569,806        824,277
Net assets at beginning of period..........  4,701,632     6,049,829     2,036,158     5,486,044     4,916,238      4,091,961
                                            ----------   -----------   -----------   -----------   -----------    -----------
Net assets at end of period................ $4,922,149   $ 4,701,632   $ 6,049,829   $ 5,405,130   $ 5,486,044    $ 4,916,238
                                            ==========   ===========   ===========   ===========   ===========    ===========

                                                 REAL ESTATE EQUITY SUBACCOUNT               GROWTH & INCOME SUBACCOUNT
                                            ---------------------------------------  --------------------------------------------
                                               2000          1999          1998          2000            1999            1998
                                            -----------   -----------   -----------  -------------   ------------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................... $    77,984   $   255,391   $   327,346  $     880,121   $ 35,556,691    $ 26,835,871
 Net realized gain (loss)..................     (56,481)     (168,994)      158,205      1,425,819      5,502,422       3,223,935
 Net unrealized appreciation
  (depreciation) during the period.........      95,421      (220,380)   (1,546,717)     3,226,658      2,405,417      32,918,552
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from operations.................     116,924      (133,983)   (1,061,166)     5,532,598     43,464,530      62,978,358
From policyholder transactions:
 Net premiums from policyholders...........     179,951       968,627     3,382,263      9,232,088     34,593,082      35,108,834
 Net benefits to policyholders.............    (299,820)   (2,335,552)   (1,663,696)   (10,377,163)   (34,650,911)    (29,649,984)
 Net increase in policy loans..............       7,003            --        (1,103)        99,049             --       3,672,137
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions..    (112,866)   (1,366,925)    1,717,464     (1,046,026)       (57,829)      9,130,987
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net increase (decrease) in net assets......       4,058    (1,500,908)      656,298      4,486,572     43,406,701      72,109,345
Net assets at beginning of period..........   4,030,100     5,531,008     4,874,710    340,500,097    297,093,396     224,984,051
                                            -----------   -----------   -----------  -------------   ------------    ------------
Net assets at end of period................ $ 4,034,158   $ 4,030,100   $ 5,531,008  $ 344,986,669   $340,500,097    $297,093,396
                                            ===========   ===========   ===========  =============   ============    ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                        MANAGED SUBACCOUNT                      SHORT-TERM BOND SUBACCOUNT
                                            ------------------------------------------   -----------------------------------------
                                                2000           1999           1998           2000          1999           1998
                                            ------------   ------------   ------------   ------------   ----------   -------------
Increase (decrease) in net assets from
 operations:
 Net investment income..................... $    889,906   $ 10,302,317   $  9,624,999   $      3,482   $   14,042    $     24,670
 Net realized gain (loss)..................      313,202        996,546        791,245         (1,072)      (8,638)            265
 Net unrealized appreciation
  (depreciation) during the period.........      638,748     (2,108,530)     6,629,458            117       (2,442)         (4,247)
                                            ------------   ------------   ------------   ------------   ----------    ------------
Net increase in net assets resulting from
 operations................................    1,841,856      9,190,333     17,045,702          2,527        2,962          20,688
From policyholder transactions:
 Net premiums from policyholders...........    2,717,887     13,430,282     13,116,210         30,879      109,732         420,697
 Net benefits to policyholders.............   (4,995,864)   (14,305,859)   (14,539,301)       (31,087)    (370,270)        (71,999)
 Net increase in policy loans..............       18,779             --      1,134,137             --           --              --
                                            ------------   ------------   ------------   ------------   ----------    ------------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..............................   (2,259,198)      (875,577)      (288,954)          (208)    (260,538)        348,698
                                            ------------   ------------   ------------   ------------   ----------    ------------
Net increase (decrease) in net assets......     (417,342)     8,314,756     16,756,748          2,319     (257,576)        369,386
Net assets at beginning of period..........  119,129,419    110,814,663     94,057,915        238,913      496,489         127,103
                                            ------------   ------------   ------------   ------------   ----------    ------------
Net assets at end of period................ $  8,712,077   $119,129,419   $110,814,663   $    241,232   $  238,913    $    496,489
                                            ============   ============   ============   ============   ==========    ============

                                                 SMALL CAP VALUE SUBACCOUNT               INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                            -----------------------------------------    -----------------------------------------
                                               2000           1999            1998          2000            1999          1998
                                            -----------    -----------    -----------    ----------     -----------     ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss).............. $    10,786    $    61,905    $       822    $  (11,099)    $   223,214     $   11,862
 Net realized gain (loss)..................     (54,620)       (33,134)        29,257        22,577         155,412         33,474
 Net unrealized appreciation
  (depreciation) during the period.........      31,818       (148,401)      (105,331)      149,567         387,412        272,314
                                            -----------    -----------    -----------    ----------     -----------     ----------
Net increase (decrease) in net assets
 resulting from operations.................     (12,016)      (119,630)       (75,252)      161,045         766,038        317,650
From policyholder transactions:
 Net premiums from policyholders...........     109,194      1,483,922      1,644,666     4,426,626       2,354,681      3,814,201
 Net benefits to policyholders.............    (207,837)      (447,402)      (270,585)      (83,453)     (3,673,500)      (339,134)
 Net increase in policy loans..............          --             --             --            --              --             --
                                            -----------    -----------    -----------    ----------     -----------     ----------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions..............................     (98,643)     1,036,520      1,374,081     4,343,173      (1,318,819)     3,475,067
                                            -----------    -----------    -----------    ----------     -----------     ----------
Net increase (decrease) in net assets......    (110,659)       916,890      1,298,829     4,504,218        (552,781)     3,792,717
Net assets at beginning of period..........   3,467,392      2,550,502      1,251,673     3,628,943       4,181,724        389,007
                                            -----------    -----------    -----------    ----------     -----------     ----------
Net assets at end of period................ $ 3,356,733    $ 3,467,392    $ 2,550,502    $8,133,161     $ 3,628,943     $4,181,724
                                            ===========    ===========    ===========    ==========     ===========     ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                    YEARS AND PERIODS ENDED MARCH 31, 2000

                                                               EQUITY INDEX SUBACCOUNT                 GLOBAL BOND SUBACCOUNT
                                                        --------------------------------------   ----------------------------------
                                                            2000          1999          1998       2000       1999         1998
                                                        ------------  ------------  -----------  ---------  ----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income.............................     $    24,838   $   529,375   $  158,126   $  1,982   $  33,778    $ 17,649
 Net realized gain (loss)..........................         110,558       271,978      443,879     (8,414)       (151)      3,991
 Net unrealized appreciation (depreciation)
   during the period...............................         240,624     1,282,937      585,673     20,874     (52,953)      4,308
                                                        -----------   -----------   ----------   --------   ---------    --------
Net increase (decrease) in net assets
 resulting from operations........................          376,020     2,084,290    1,187,678     14,442     (19,326)     25,948
From policyholder transactions:
 Net premiums from policyholders...................       3,636,358     6,697,385    4,822,053     32,150     696,619     381,025
 Net benefits to policyholders.....................      (1,089,522)   (1,623,429)    (885,493)   (73,176)   (317,999)    (83,865)
 Net increase in policy loans......................              --            --           --         --          --          --
                                                        -----------   -----------   ----------   --------   ---------    --------
Net increase (decrease) in net assets
 resulting from policyholder transactions..........       2,546,836     5,073,956    3,936,560    (41,026)    378,620     297,159
                                                        -----------   -----------   ----------   --------   ---------    --------
Net increase (decrease) in net assets..............       2,922,856     7,158,246    5,124,238    (26,584)    359,294     323,107
Net assets at beginning of period..................     $14,406,079     7,247,833    2,123,595   $829,718     470,424     147,317
                                                        -----------   -----------   ----------   --------   ---------    --------
Net assets at end of period........................     $ 7,328,935   $14,406,079   $7,247,833   $803,134   $ 829,718    $470,424
                                                        ===========   ===========   ==========   ========   =========    ========

                                                        TURNER CORE GROWTH SUBACCOUNT        BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                    --------------------------------------   ---------------------------------------
                                                        2000          1999         1998         2000          1999          1998
                                                    -----------   -----------   ----------   -----------   -----------  -----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)....................   $      (468)  $    18,189   $    1,666   $      (862)  $  14,188    $   13,286
 Net realized gain...............................         6,241        26,736        2,780         1,188      11,526           600
 Net unrealized appreciation (depreciation)
  during the period..............................        25,712        23,628       22,686       (14,134)    122,734         8,581
                                                    -----------   -----------   ----------   -----------   ---------    ----------
Net increase (decrease) in net assets
 resulting from operations.......................        31,485        68,553       27,132       (13,808)    148,448        22,467
From policyholder transactions:
 Net premiums from policyholders.................        69,137       109,802       39,070       188,196     152,629       141,892
 Net benefits to policyholders...................       (13,735)      (45,555)      (9,835)        9,146     (31,332)      (34,941)
 Net increase in policy loans....................            --            --           --            --          --            --
                                                    -----------   -----------   ----------   -----------   ---------    ----------
Net increase in net assets resulting from
 policyholder transactions.......................        55,402        64,247       29,235       197,342     121,297       106,951
                                                    -----------   -----------   ----------   -----------   ---------    ----------
Net increase in net assets.......................        86,887       132,800       56,367       183,534     269,745       129,418
Net assets at beginning of period................   $   257,807       125,007       68,640   $   525,502     255,757       126,339
                                                    -----------   -----------   ----------   -----------   ---------    ----------
Net assets at end of period......................   $   344,694   $   257,807   $  125,007   $   709,036   $ 525,502    $  255,757
                                                    ===========   ===========   ==========   ===========   =========    ==========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       Years and periods ended march 31

                                                      Frontier CAPITAL APPRECIATION      EMERGING MARKETS EQUITY
                                                               SUBACCOUNT                      SUBACCOUNT
                                                   -----------------------------------   --------------------------
                                                     2000        1999          1998         2000          1999
                                                   --------   -----------   ----------   ----------    ------------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)...................   $   (817)  $     8,771   $     (614)  $   (1,069)   $     15,170
 Net realized gain (loss).......................      1,328       (59,550)      23,061       21,863           1,838
 Net unrealized appreciation (depreciation)
  during the period ............................     89,905        89,369         (840)       6,439          92,713
                                                   --------   -----------   ----------   ----------    ------------
Net increase in net assets resulting from
 operations.....................................     90,416        38,590       21,607       27,233         109,721
From policyholder transactions:
 Net premiums from policyholders................    108,533       103,675    2,465,299      629,596         336,277
 Net benefits to policyholders..................       (475)   (2,221,410)    (227,386)     (91,967)         (8,915)
 Net increase in policy loans...................         --            --           --           --              --
                                                   --------   -----------   ----------   ----------    ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions.......    108,058    (2,117,735)   2,237,913      537,629         327,362
                                                   --------   -----------   ----------   ----------    ------------
Net increase (decrease) in net assets...........    198,474    (2,079,145)   2,259,520      564,862         437,083
Net assets at beginning of period...............   $453,983   $ 2,533,128   $  273,608   $  437,812    $        729
                                                   --------   -----------   ----------   ----------    ------------
Net assets at end of period.....................   $652,457   $   453,983   $2,533,128   $1,002,674    $    437,812
                                                   ========   ===========   ==========   ==========    ============

                                                                                                         SMALL/MID CAP
                                                              GLOBAL EQUITY          BOND INDEX              CORE
                                                               SUBACCOUNT            SUBACCOUNT           SUBACCOUNT
                                                          --------------------  -------------------  ---------------------
                                                             2000       1999      2000       1999       2000        1999
                                                          ---------  ---------  --------  ---------  ---------  ----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).........................     $   (254)  $    438   $ 1,232   $  2,701   $   (140)   $  6,364
 Net realized gain (loss).............................          801        196       (97)    (1,613)       134       1,093
 Net unrealized appreciation (depreciation)
  during the period...................................        6,451     20,203       636     (1,753)     1,709       4,719
                                                           --------   --------   -------   --------   --------    --------
Net increase (decrease) in net assets resulting
  from operations.....................................        6,998     20,837     1,771       (665)     1,703      12,176
From policyholder transactions:
 Net premiums from policyholders......................      121,807    125,955     2,848     80,921     73,094      44,493
 Net benefits to policyholders........................      (53,893)   (15,572)   (3,307)   (20,596)      (311)    (12,003)
 Net increase in policy loans.........................           --         --        --         --         --          --
                                                           --------   --------   -------   --------   --------    --------
Net increase (decrease) in net assets resulting
  from policyholder transactions......................       67,914    110,383      (461)    60,325     72,783      32,490
                                                           --------   --------   -------   --------   --------    --------
Net increase in net assets............................       74,912    131,220     1,310     59,660     74,486      44,666
Net assets at beginning of period                          $147,715   $ 16,495   $74,209   $ 14,549   $ 77,365    $ 32,699
                                                           --------   --------   -------   --------   --------    --------
Net assets at end of period...........................     $222,627   $147,715   $75,519   $ 74,209   $151,851    $ 77,365
                                                           ========   ========   =======   ========   ========    ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                       YEARS AND PERIODS ENDED MARCH 31

                                                                             HIGH YIELD           ENHANCED
                                                                                BOND            U.S. EQUITY
                                                                             SUBACCOUNT          SUBACCOUNT
                                                                         ------------------   -------------------
                                                                           2000      1999      2000       1999
                                                                         ---------  -------   --------  ---------
Increase (decrease) in net assets from operations:
 Net investment income (loss)........................................    $  1,920   $ 2,791   $   (29)   $ 1,374
 Net realized gain (loss)............................................        (278)     (396)      276         11
 Net unrealized appreciation (depreciation) during the period........      (4,859)   (1,172)      101      1,285
                                                                         --------   -------   -------    -------
Net increase (decrease) in net assets resulting from operations......      (3,217)    1,223       348      2,670

From policyholder transactions:
 Net premiums from policyholders.....................................      80,978    69,375    10,189     15,505
 Net benefits to policyholders.......................................     (55,118)       --    (8,040)        --
 Net increase in policy loans........................................          --        --        --         --
                                                                         --------   -------   -------    -------
Net increase in net assets resulting from policyholder transactions..      25,860    69,375     2,149     15,505

                                                                         --------   -------   -------    -------
Net increase in net assets...........................................      22,643    70,598     2,497     18,175
Net assets at beginning of period....................................    $ 76,051   $ 5,453   $18,175    $    --
                                                                         --------   -------   -------    -------
Net assets at end of period..........................................    $ 98,694   $76,051   $20,672    $18,175
                                                                         ========   =======   =======    =======

_________
From May 1, 1998 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                   NOTES TO FINANCIAL STATEMENTS (Unaudited)

                                MARCH 31, 1999

1.   Organization

     John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

     The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

     The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.   Significant Accounting Policies

  Estimates

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

  Valuation of Investments

     Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

  Federal Income Taxes

     The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

   Expenses

     JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

     JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

   Policy Loans

     Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3.   Transactions With Affiliates

     JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

     Certain officers of the Account are officers and directors of JHMLICO or the Fund.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4.   Details of Investments

     The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at March 31, 2000 were as follows:


       PORTFOLIO                   SHARES OWNED      COST          VALUE
       ---------                   ------------  ------------  --------------
Large Cap Growth..................   1,633,552   $ 37,288,256   $ 50,781,408
Sovereign Bond....................   7,902,734     77,657,389     83,119,650
International Equity Index........     379,277      6,309,196      7,828,858
Small Cap Growth..................     311,882      4,799,905      6,868,030
International Balanced............      16,337        163,971        158,814
Mid Cap Growth....................     559,598     12,906,023     16,801,827
Large Cap Value...................     715,920      9,930,771      9,353,251
Money Market......................   1,883,826     18,838,259     21,024,291
Mid Cap Value.....................     355,336      4,627,498      4,922,149
Small/Mid Cap Growth..............     359,627      5,472,409      5,405,130
Real Estate Equity................     324,077      4,583,675      4,034,158
Growth & Income...................  15,352,576    242,582,888    344,986,670
Managed...........................   6,759,393     95,017,092    118,712,077
Short-Term Bond...................      24,785        246,700        241,232
Small Cap Value...................     308,973      3,584,770      3,356,732
International Opportunities.......     536,545      7,328,983      8,133,161
Equity Index......................     830,294     15,051,579     17,328,934
Global Bond.......................      80,235        826,656        803,134
Turner Core Growth................      13,608        265,402        344,693
Brandes International Equity......      47,270        594,396        709,036
Frontier Capital Appreciation.....      25,799        440,247        652,456
Emerging Markets Equity...........      76,281        903,587      1,002,674
Global Equity.....................      17,655        196,278        222,627
Bond Index........................       8,003         76,376         75,519
Small/Mid Cap CORE................      14,377        143,537        151,851
High Yield Bond...................      11,514        104,070         98,694
Enhanced U.S. Equity..............         982          9,099         20,672

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

     Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 2000, were as follows:


                PORTFOLIO                 PURCHASES      SALES
                ---------                 ----------  -----------
 Large Cap Growth......................   $3,853,906   $  737,730
 Sovereign Bond........................    4,093,503    2,636,307
 International Equity Index............      730,780      174,525
 Small Cap Growth......................    1,707,603        5,446
 International Balanced................       16,417       50,789
 Mid Cap Growth........................    4,611,653    1,643,566
 Large Cap Value.......................    2,325,879      918,257
 Money Market..........................    1,904,934    1,417,847
 Mid Cap Value.........................      209,163      369,492
 Small/Mid Cap Growth..................      212,104      640,417
 Real Estate Equity....................      125,568      205,190
 Growth & Income.......................    3,934,928    4,518,333
 Managed...............................    1,305,732    2,993,499
 Short-Term Bond.......................       25,840       23,816
 Small Cap Value.......................       86,690      178,525
 International Opportunities...........    4,436,279      104,072
 Equity Index..........................    3,270,015      713,472
 Global Bond...........................       57,637       99,662
 Turner Core Growth....................       68,401       13,462
 Brandes International Equity..........      200,576        4,084
 Frontier Capital Appreciation.........      110,984        3,733
 Emerging Markets Equity...............      603,977       67,401
 Global Equity.........................       71,989        4,326
 Bond Index............................        3,617        3,255
 Small/Mid Cap CORE....................       73,551          905
 High Yield Bond.......................       30,846        3,740
 Enhanced U.S. Equity..................           --        8,067

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. NET ASSETS

   Accumulation shares attributable to net assets of policyholders and accumulation share values for each subaccount at March 31, 2000 were as follows:


                                      VLI CLASS #1                MVL CLASS #3               FLEX CLASS #4
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                    --            --          34,583        $85.40        329,328        $85.40
Sovereign Bond                      --            --          14,534         24.06      1,306,891         24.06
International Equity Index          --            --          14,424         27.50        149,444         27.50
Small Cap Growth                    --            --          49,177         24.96        194,052         24.96
International Balanced              --            --           5,799         12.89          3,533         12.89
Mid Cap Growth                      --            --         104,808         36.51        301,510         36.51
Large Cap Value                     --            --          52,445         15.69        488,310         15.69
Money Market                        --            --          61,717         18.33        535,463         18.33
Mid Cap Value                       --            --          47,386         15.22        229,580         15.22
Small/Mid Cap Growth                --            --          23,537         21.17        218,694         21.17
Real Estate Equity                  --            --           8,416         22.83        106,638         22.83
Growth & Income                     --            --         109,065         69.25      1,908,532         69.25
Managed                             --            --          44,971         40.30      1,175,913         40.30
Short-Term Bond                     --            --           2,093         13.12         13,560         13.12
Small Cap Value                     --            --          30,955         12.28        214,842         12.28
International Opportunities         --            --          16,490         16.50        452,700         16.50
Equity Index                        --            --         183,383         23.56        459,297         23.56
Global Bond                         --            --          14,099         12.38         39,977         12.38
Turner Core Growth                  --            --           2,814         29.04          9,049         29.04
Brandes International Equity        --            --           8,079         16.55         23,235         16.55
Frontier Capital Appreciation       --            --           1,176         25.24         19,395         25.24
Emerging Markets Equity             --            --           8,868         13.69         54,726         13.69
Global Equity                       --            --           7,055         12.69          2,350         12.69
Bond Index                          --            --           4,203         10.59          2,681         10.59
Small/Mid Cap CORE                  --            --           1,763         11.57            383         11.57
High Yield Bond                     --            --           6,458          9.76            580          9.76
Enhanced U.S. Equity                --            --           1,557         13.28             --         13.28

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                    FLEX II CLASS #5              VEP CLASS #7                VEP CLASS #8
                               --------------------------  --------------------------  --------------------------
                               ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION  ACCUMULATION   ACCUMULATION
PORTFOLIO                         SHARES     SHARE VALUES     SHARES     SHARE VALUES     SHARES      SHARE VALUES
---------                      ------------  ------------  ------------  ------------  ------------  --------------
Large Cap Growth                  19,489        $85.40        12,989       $  36.64       13,461        $  36.75
Sovereign Bond                     8,610         24.06         6,766          14.01        5,802           14.05
International Equity Index         8,227         27.50        12,120          17.49        6,404           17.55
Small Cap Growth                  24,735         24.96         5,579          24.93        1,643           24.98
International Balanced             2,859         12.89           132          12.87            0           12.90
Mid Cap Growth                    30,222         36.51        11,755          36.47       11,939           36.54
Large Cap Value                   35,338         15.69        10,347          15.68        9,512           15.71
Money Market                       7,906         18.33         7,536        13.2464        7,414           13.29
Mid Cap Value                     22,518         15.22        23,069          15.21          754           15.24
Small/Mid Cap Growth               6,004         21.17         2,703          21.14        4,334           21.20
Real Estate Equity                 6,206         22.83           487          14.85           --           14.89
Growth & Income                       --            --        65,422          31.41       23,206           31.51
Managed                           24,560         40.30        12,863          21.22        9,853           21.29
Short --Term Bond                  1,719         13.12           892          13.10           --           13.14
Small Cap Value                   18,920         12.28         7,017          12.27        1,581           12.29
International Opportunities        9,975         16.50         8,101          16.48        5,782           16.51
Equity Index                      57,154         23.56        24,275          23.54       11,362           23.58
Global Bond                        6,387         12.38         4,387          12.37           --           12.39
Turner Core Growth                    --         29.04            --          31.21           --           31.28
Brandes International Equity         563         16.55           751          16.32       10,360           16.35
Frontier Capital Appreciation        294         25.24           234          27.20        4,361           27.26
Emerging Markets Equity            3,883         13.69         5,834          13.69           --           13.70
Global Equity                        155         12.69         3,334          12.68           --         12.6927
Bond Index                           162         10.59            83          10.59           --         10.5957
Small/Mid Cap CORE                    79         11.57        10,910          11.56           --           11.57
High Yield Bond                    1,371          9.76         1,702           9.76           --          9.7676
Enhanced U.S. Equity                  --         13.28            --          17.51           --           17.54

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                                VEP CLASS #9
                                         --------------------------
                                         ACCUMULATION   ACCUMULATION
PORTFOLIO                                   SHARES      SHARE VALUES
---------                                ------------  --------------
Large Cap Growth                            1,570      $     36.87
Sovereign Bond                                 --            14.10
International Equity Index                     --            17.60
Small Cap Growth                               --            25.03
International Balanced                         --            12.93
Mid Cap Growth                                 --            36.61
Large Cap Value                                --            15.74
Money Market                                   --            13.33
Mid Cap Value                                  --            15.27
Small/Mid Cap Growth                           --            21.26
Real Estate Equity                             --          14.9418
Growth & Income                             2,475            31.60
Managed                                        --          21.3523
Short-Term Bond                                --            13.18
Small Cap Value                                --            12.32
International Opportunities                    --            16.54
Equity Index                                   --            23.63
Global Bond                                    --            12.41
Turner Core Growth                             --            31.33
Brandes International Equity                   --            16.39
Frontier Capital Appreciation                  --            27.31
Emerging Markets Equity                        --           13.711
Global Equity                               4,649            12.70
Bond Index                                     --               11
Small/Mid Cap CORE                             --            11.58
High Yield Bond                                --             9.78
Enhanced U.S. Equity                           --          17.5629

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS



To the Policyholders of
John Hancock Mutual Variable Life Insurance Account UV of John Hancock Mutual Life Insurance Company

     We have audited the accompanying statement of assets and liabilities of John Hancock Mutual Variable Life Insurance Account UV (the Account) (comprising, respectively, the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High-Yield Bond and Enhanced U.S. Equity Subaccounts) as of December 31, 1999, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting John Hancock Mutual Variable Life Insurance Account UV at December 31, 1999, the results of their operations and changes in their net assets for each of the periods indicated, in conformity with accounting principles generally accepted in the United States.

                                                               ERNST & YOUNG LLP

Boston, Massachusetts
February 11, 2000

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1999


                                                    Large Cap    Sovereign   International  Small Cap     International
                                                     Growth        Bond      Equity Index     Growth        Balanced
                                                   Subaccount   Subaccount    Subaccount    Subaccount     Subaccount
                                                   -----------  -----------  -------------  ----------  ---------------
Assets
Cash............................................   $     4,878  $     8,824   $       777   $      493     $       23
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value......    41,460,815   70,640,632     6,854,257    4,511,934        200,368
Investments in shares of portfolios of M
 Fund Inc., at value............................            --           --            --           --             --
Policy loans and accrued interest receivable....     2,567,621   10,248,950       326,736           --             --
Receivable from:
 John Hancock Variable Series Trust I...........        12,029       21,016         3,262        2,588              3
 M Fund Inc.....................................            --           --            --           --             --
                                                   -----------  -----------   -----------   ----------     ----------
Total assets....................................    44,045,343   80,919,422     7,185,032    4,515,015        200,394
Liabilities
Payable to John Hancock Mutual Life
 Insurance Company..............................        11,330       19,753         3,148        2,515             --
Asset charges payable...........................         5,576       10,087           890          566             26
                                                   -----------  -----------   -----------   ----------     ----------
Total liabilities...............................        16,906       29,840         4,038        3,081             26
                                                   -----------  -----------   -----------   ----------     ----------
Net assets......................................   $44,028,437  $80,889,582   $ 7,180,994   $4,511,934     $  200,368
                                                   ===========  ===========   ===========   ==========     ==========

                                                     Mid Cap    Large Cap      Money      Mid Cap    Small/mid Cap
                                                     Growth       Value       Market       Value         Growth
                                                   Subaccount   Subaccount  Subaccount   Subaccount    Subaccount
                                                   -----------  ----------  -----------  ----------  -------------
Assets
Cash............................................   $     1,515  $      941  $        11  $      532     $      612
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value......    13,609,575   8,262,786   18,351,172   4,701,632      5,486,044
Investments in shares of portfolios of M
 Fund Inc., at value............................            --          --           --          --             --
Policy loans and accrued interest receivable....            --          --    2,153,219          --             --
Receivable from:
 John Hancock Variable Series Trust I...........         5,644       1,207        7,868       2,755          2,116
 M Fund Inc.....................................            --          --           --          --             --
                                                   -----------  ----------  -----------  ----------   ------------
Total assets....................................    13,616,734   8,264,934   20,512,270   4,704,919      5,488,772
Liabilities
Payable to John Hancock Mutual Life
 Insurance Company..............................         5,423       1,072        7,543       2,678          2,026
Asset charges payable...........................         1,737       1,075        1,621         609            702
                                                   -----------  ----------  -----------  ----------   ------------
Total liabilities...............................         7,160       2,147        9,164       3,287          2,728
                                                   -----------  ----------  -----------  ----------   ------------
Net assets......................................   $13,609,574  $8,262,787  $20,503,106  $4,701,632     $5,486,044
                                                   ===========  ==========  ===========  ==========   ============


See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1999


                                                      Real Estate    Growth &                  Short-term     Small Cap
                                                        Equity        Income       Managed        Bond         Value
                                                      Subaccount    Subaccount    Subaccount    Subaccount   Subaccount
                                                      -----------  ------------  ------------  -----------  ------------
Assets
Cash............................................      $      444   $     36,737  $     12,274   $     27     $      387
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value......       3,800,017    307,871,384   106,178,553    238,913      3,467,391
Investments in shares of portfolios of M
 Fund Inc., at value............................              --             --            --         --             --
Policy loans and accrued interest receivable....         230,080     32,628,714    12,951,552         --             --
Receivable from:
 John Hancock Variable Series Trust I...........           1,091         56,249        48,999         64            103
 M Fund Inc.....................................              --             --            --         --             --
                                                      ----------   ------------  ------------   --------     ----------
Total assets....................................       4,031,632    340,593,084   119,191,378    239,004      3,467,881
Liabilities
Payable to John Hancock Mutual Life
 Insurance Company..............................           1,027         50,987        47,141         60             46
Asset charges payable...........................             505         42,000        14,818         31            443
                                                      ----------   ------------  ------------   --------     ----------
Total liabilities...............................           1,532         92,987        61,959         91            489
                                                      ----------   ------------  ------------   --------     ----------
Net assets......................................      $4,030,100   $340,500,097  $119,129,419   $238,913     $3,467,392
                                                      ==========   ============  ============   ========     ==========

                                                                                                               Brandes
                                                      International    Equity       Global        Turner     International
                                                      Opportunities     Index        Bond      Core Growth      Equity
                                                       Subaccount    Subaccount   Subaccount    Subaccount     Subaccount
                                                      -------------  -----------  ----------   -----------   -------------
Assets
Cash............................................       $      406    $     1,634  $       87   $       29     $        59
Investments in shares of portfolios of John
 Hancock Variable Series Trust I, at value......        3,628,943     14,406,079     829,719           --              --
Investments in shares of portfolios of M
 Fund Inc., at value............................               --             --          --      257,807         525,501
Policy loans and accrued interest receivable....               --             --          --           --              --
Receivable from:
 John Hancock Variable Series Trust I...........            1,276          7,201          28           --              --
 M Fund Inc.....................................               --             --          --            4               9
                                                       ----------    -----------  ----------   ----------    ------------
Total assets....................................        3,630,625     14,414,914     829,834      257,840         525,569
Liabilities
Payable to John Hancock Mutual Life
 Insurance Company..............................            1,217          6,965          15           --              --
Asset charges payable...........................              465          1,870         101           33              67
                                                       ----------    -----------  ----------   ----------    ------------
Total liabilities...............................            1,682          8,835         116           33              67
                                                       ----------    -----------  ----------   ----------    ------------
Net assets......................................       $3,628,943    $14,406,079  $  829,718   $  257,807    $    525,502
                                                       ==========    ===========  ==========   ==========    ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                               DECEMBER 31, 1999

                                                        FRONTIER CAPITAL     EMERGING
                                                          APPRECIATION    MARKETS  EQUITY  GLOBAL EQUITY   BOND INDEX
                                                           SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                        ----------------  ---------------  -------------  ------------
ASSETS
Cash.................................................        $     50          $     48        $     16      $     8
Investments in shares of portfolios of
 John Hancock Variable Series Trust I, at
 value...............................................              --           437,812         147,715       74,210
Investments in shares of portfolios of M Fund Inc.,
 at value............................................         453,983                --              --           --
Policy loans and accrued interest receivable.........              --                --              --           --
Receivable from:
 John Hancock Variable Series Trust I................              --             1,808               2            1
 M Fund Inc..........................................               7                --              --           --
                                                             --------          --------        --------      -------
Total assets.........................................         454,040           439,668         147,733       74,219

LIABILITIES
Payable to John Hancock Mutual Life Insurance
 Company.............................................              --             1,801              --           --
Asset charges payable................................              57                55              18           10
                                                             --------          --------        --------      -------
Total liabilities....................................              57             1,856              18           10
                                                             --------          --------        --------      -------
Net asset............................................        $453,983          $437,812        $147,715      $74,209
                                                             ========          ========        ========      =======

                                                                      SMALL/MID CAP    HIGH YIELD     ENHANCED U.S.
                                                                          CORE            BOND           EQUITY
                                                                       SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                                      -------------    ----------    ---------------
ASSETS
Cash...............................................................      $     9        $     9          $     2
Investments in shares of portfolios of John Hancock
 Variable Series Trust I, at value.................................       77,365         76,051               --
Investments in shares of portfolios of M Fund Inc.,
 at value..........................................................           --             --           18,175
Policy loans and accrued interest receivable.......................           --             --               --
Receivable from:
 John Hancock Variable Series Trust I .............................            1              1               --
 M Fund Inc........................................................           --             --               --
                                                                         -------        -------          -------
Total assets.......................................................       77,375         76,061           18,177
LIABILITIES
Payable to John Hancock Mutual Life Insurance Company..............           --             --               --
Asset charges payable..............................................           10             10                2
                                                                         -------        -------          -------
Total liabilities..................................................           10             10                2
                                                                         -------        -------          -------
Net assets.........................................................      $77,365        $76,051          $18,175
                                                                         =======        =======          =======

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                            STATEMENT OF OPERATIONS

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                      LARGE CAP GROWTH SUBACCOUNT                SOVEREIGN BOND SUBACCOUNT
                                                   ------------------------------------    --------------------------------------
                                                      1999        1998         1997           1999          1998         1997
                                                   ----------  ----------   -----------    -----------   ----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............  $6,381,711  $2,836,032   $1,686,429      $ 5,184,234   $5,266,576   $ 4,454,173
 M Fund Inc......................................          --          --           --               --           --            --
Interest income on policy loans..................     161,454     128,186      103,747          750,673      727,807       696,074
                                                   ----------  ----------   ----------      -----------   ----------   -----------
Total investment income..........................   6,543,165   2,964,218    1,790,176        5,934,907    5,994,383     5,150,247
Expenses:
 Mortality and expense risks.....................     213,770     143,859       99,710          452,925      415,570       370,612
                                                   ----------  ----------   ----------      -----------   ----------   -----------
Net investment income............................   6,329,395   2,820,359    1,690,466        5,481,982    5,578,813     4,779,635
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................   1,146,308     433,509      292,430         (388,883)    (142,628)     (230,607)
 Net unrealized appreciation (depreciation)
  during the period..............................     320,087   4,558,660    2,142,494       (5,439,148)    (102,600)    1,277,686
                                                   ----------  ----------   ----------      -----------   ----------   -----------
Net realized and unrealized gain (loss)
 on investments..................................   1,466,395   4,992,169    2,434,924       (5,828,031)    (245,228)    1,047,079
                                                   ----------  ----------   ----------      -----------   ----------   -----------
Net increase (decrease) in net assets resulting
  from operations................................  $7,795,790  $7,812,528   $4,125,390      $  (346,049)  $5,333,585   $ 5,826,714
                                                   ==========  ==========   ==========      ===========   ==========   ===========

                                                   INTERNATIONAL EQUITY INDEX SUBACCOUNT         SMALL CAP GROWTH SUBACCOUNT
                                                   --------------------------------------  --------------------------------------
                                                       1999         1998        1997          1999           1998         1997
                                                   ------------  ----------  ------------  ------------  -----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............   $  212,869    $743,339    $ 195,240     $  543,433    $     --      $   436
 M Fund Inc......................................           --          --           --             --          --           --
Interest income on policy loans..................       20,538      17,802       15,746             --          --           --
                                                    ----------    --------    ---------     ----------    --------      -------
Total investment income..........................      233,407     761,141      210,986        543,433          --          436
Expenses:
 Mortality and expense risks.....................       32,838      26,542       24,261         15,809       8,233        4,231
                                                    ----------    --------    ---------     ----------    --------      -------
Net investment income (loss).....................      200,569     734,599      186,725        527,624      (8,233)      (3,795)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain...............................       62,140      52,891       50,829         48,210      21,741        6,475
 Net unrealized appreciation (depreciation)
  during the period..............................    1,295,768      13,239     (463,778)     1,125,829     204,674       92,108
                                                    ----------    --------    ---------     ----------    --------      -------
Net realized and unrealized gain (loss)
 on investments..................................    1,357,908      66,130     (412,949)     1,174,039     226,415       98,583
                                                    ----------    --------    ---------     ----------    --------      -------
Net increase (decrease) in net assets resulting
  from operations................................   $1,558,477    $800,729    $(226,224)    $1,701,663    $218,182      $94,788
                                                    ==========    ========    =========     ==========    ========      =======

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                      INTERNATIONAL BALANCED SUBACCOUNT         MID CAP GROWTH SUBACCOUNT
                                                      ----------------------------------  -----------------------------------
                                                         1999       1998        1997         1999        1998        1997
                                                      ----------  ---------  -----------  ----------  ----------  -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............    $ 17,211    $ 12,240   $   3,972    $1,373,009  $  130,303         --
 M Fund Inc........................................          --          --          --            --          --         --
Interest income on policy loans....................          --          --          --            --          --         --
                                                       --------    --------   ---------    ----------  ----------   --------
Total investment income............................      17,211      12,240       3,972     1,373,009     130,303         --
Expenses:
 Mortality and expense risks.......................       1,267         826         392        34,834       5,242      2,164
                                                       --------    --------   ---------    ----------  ----------   --------
Net investment income (loss).......................      15,944      11,414       3,580     1,338,175     125,061     (2,164)
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain.................................       1,061       1,050         429       420,826      26,192      5,866
 Net unrealized appreciation (depreciation) during
  the period.......................................      (8,559)     12,294      (4,312)    4,283,452     193,946     66,874
                                                       --------    --------   ---------    ----------  ----------   --------
Net realized and unrealized gain (loss) on
 investments.......................................      (7,498)     13,344      (3,883)    4,704,278     220,138     72,740
                                                       --------    --------   ---------    ----------  ----------   --------
Net increase (decrease) in net assets resulting
 from operations...................................    $  8,446    $ 24,758   $    (303)   $6,042,453  $  345,199   $ 70,576
                                                       ========    ========   =========    ==========  ==========   ========

                                                          LARGE CAP VALUE SUBACCOUNT            MONEY MARKET SUBACCOUNT
                                                      ---------------------------------   -----------------------------------
                                                         1999        1998       1997         1999        1998        1997
                                                      ----------  ---------   ---------   -----------  ----------  ----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..............   $ 511,132    $185,232    $ 57,265    $1,134,371  $2,249,510    $641,356
 M Fund Inc........................................          --          --          --            --          --          --
Interest income on policy loans....................          --          --          --       155,491     154,162     148,802
                                                      ---------    --------    --------    ----------  ----------    --------
Total investment income............................     511,132     185,232      57,265     1,289,862   2,403,672     790,158
Expenses:
 Mortality and expense risks.......................      36,983      15,356       3,303       146,758     263,735      81,437
                                                      ---------    --------    --------    ----------  ----------    --------
Net investment income..............................     474,149     169,876      53,962     1,143,104   2,139,937     708,721
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.................................     123,242      68,953      17,858            --          --          --
 Net unrealized appreciation (depreciation) during
  the period.......................................    (499,454)     64,132      80,036            --          --          --
                                                      ---------    --------    --------    ----------  ----------    --------
Net realized and unrealized gain (loss) on
 investments.......................................    (376,212)    133,085      97,894            --          --          --
                                                      ---------    --------    --------    ----------  ----------    --------
Net increase in net assets resulting from
 operations........................................   $  97,937    $302,961    $151,856    $1,143,104  $2,139,937    $708,721
                                                      =========    ========    ========    ==========  ==========    ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                        MID CAP VALUE  SUBACCOUNT          SMALL/MID CAP GROWTH SUBACCOUNT
                                                    ----------------------------------  ---------------------------------------
                                                      1999         1998         1997       1999          1998          1997
                                                    ----------  ------------  --------  ------------  -----------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............   $  30,563   $    53,920   $150,951  $   840,786   $    93,281   $   407,765
 M Fund Inc......................................          --            --         --           --            --            --
Interest income on policy loans..................          --            --         --           --            --            --
                                                    ---------   -----------   --------  -----------   -----------   -----------
Total investment income..........................      30,563        53,920    150,951      840,786        93,281       407,765
Expenses:
 Mortality and expense risks.....................      28,106        34,857      7,632       30,491        26,942        22,030
                                                    ---------   -----------   --------  -----------   -----------   -----------
Net investment income............................       2,457        19,063    143,319      810,295        66,339       385,735
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................    (547,518)       74,634     10,646       16,952        33,249       276,956
 Net unrealized appreciation (depreciation)
  during the period..............................     657,486      (944,401)   145,409     (590,295)      126,465      (477,912)
                                                    ---------   -----------   --------  -----------   -----------   -----------
Net realized and unrealized gain (loss) on
  investments....................................     109,968      (869,767)   156,055     (573,343)      159,714      (200,956)
                                                    ---------   -----------   --------  -----------   -----------   -----------
Net increase (decrease) in net asset resulting
  from operations................................   $ 112,425   $  (850,704)  $299,374  $   236,952   $   226,953   $   184,779
                                                    =========   ===========   ========  ===========   ===========   ===========

                                                       REAL ESTATE EQUITY SUBACCOUNT          GROWTH & INCOME SUBACCOUNT
                                                    ----------------------------------  ---------------------------------------
                                                      1999         1998         1997       1999         1998          1997
                                                    ----------  ------------  --------  -----------  -----------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............   $ 262,930   $   343,976   $330,296  $35,057,066  $26,306,209   $25,377,474
 M Fund Inc......................................          --            --         --           --           --            --
Interest income on policy loans..................      17,361        17,260     15,261    2,279,107    1,996,131     1,728,054
                                                    ---------   -----------   --------  -----------  -----------   -----------
Total investment income..........................     280,291       361,236    345,557   37,336,173   28,302,340    27,105,528
Expenses:
 Mortality and expense risks.....................      24,900        33,890     25,420    1,779,482    1,466,469     1,136,268
                                                    ---------   -----------   --------  -----------  -----------   -----------
Net investment income............................     255,391       327,346    320,137   35,556,691   26,835,871    25,969,260
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................    (168,994)      158,205    181,015    5,502,422    3,223,935     1,982,518
 Net unrealized appreciation (depreciation)
  during the period..............................    (220,380)   (1,546,717)   165,392    2,405,417   32,918,552    18,247,212
                                                    ---------   -----------   --------  -----------  -----------   -----------
Net realized and unrealized gain (loss) on
 investments.....................................    (389,374)   (1,388,512)   346,407    7,907,839   36,142,487    20,229,730
                                                    ---------   -----------   --------  -----------  -----------   -----------
Net increase (decrease) in net assets
 resulting from operations.......................   $(133,983)  $(1,061,166)  $666,544  $43,464,530  $62,978,358   $46,198,990
                                                    =========   ===========   ========  ===========  ===========   ===========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED SUBACCOUNT                  SHORT-TERM BOND SUBACCOUNT
                                                  --------------------------------------  ------------------------------------
                                                      1999         1998         1997         1999       1998         1997
                                                  ------------  -----------  -----------  ---------   ---------  -------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............ $ 9,998,433   $ 9,347,788  $ 7,891,222  $  15,539   $ 27,350     $1,036,747
 M Fund Inc......................................          --                         --         --         --             --
Interest income on policy loans..................     953,686       854,487      768,231         --         --             --
                                                  -----------   -----------  -----------  ---------   --------     ----------
Total investment income..........................  10,952,119    10,202,275    8,659,453     15,539     27,350      1,036,747
Expenses:
 Mortality and expense risks.....................     649,802       577,276      497,030      1,497      2,680        121,572
                                                  -----------   -----------  -----------  ---------   --------     ----------
Net investment income............................  10,302,317     9,624,999    8,162,423     14,042     24,670        915,175
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................     996,546       791,245      437,661     (8,638)       265        (27,616)
 Net unrealized appreciation (depreciation)
  during the period..............................  (2,108,530)    6,629,458    4,941,061     (2,442)    (4,247)        226,435
                                                  -----------   -----------  -----------  ---------   --------      ----------
Net realized and unrealized gain (loss) on
 investments.....................................  (1,111,984)    7,420,703    5,378,722    (11,080)    (3,982)        198,819
                                                  -----------   -----------  -----------  ---------   --------      ----------
Net increase in net assets resulting from
 operations...................................... $ 9,190,333   $17,045,702  $13,541,145  $   2,962   $ 20,688      $1,113,994
                                                  ===========   ===========  ===========  =========   ========      ==========

                                                        SMALL CAP VALUE SUBACCOUNT         INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                                  -------------------------------------   ---------------------------------------
                                                     1999           1998        1997          1999          1998          1997
                                                  -----------   ----------   ----------   ------------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I............  $  79,585     $  12,675     $ 95,844      $241,151      $ 33,443      $  5,284
 M Fund Inc......................................         --            --           --            --            --            --
Interest income on policy loans..................         --            --           --            --            --            --
                                                   ---------     ---------     --------      --------      --------      --------
Total investment income..........................     79,585        12,675       95,844       241,151        33,443         5,284
Expenses:
 Mortality and expense risks.....................     17,680        11,853        3,270        17,937        21,581         1,697
                                                   ---------     ---------     --------      --------      --------      --------
Net investment income............................     61,905           822       92,574       223,214        11,862         3,587
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)........................    (33,134)       29,257       19,812       155,412        33,474         3,191
 Net unrealized appreciation (depreciation)
  during the period..............................   (148,401)     (105,331)     (12,804)      387,412       272,314       (12,223)
                                                   ---------     ---------     --------      --------      --------      --------
Net realized and unrealized gain (loss) on
 investments.....................................   (181,535)      (76,074)       7,008       542,824       305,788        (9,032)
                                                   ---------     ---------     --------      --------      --------      --------
Net increase (decrease) in net assets
 resulting from operations.......................  $(119,630)    $ (75,252)    $ 99,582      $766,038      $317,650      $ (5,445)
                                                   =========     =========     ========      ========      ========      ========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                            EQUITY INDEX SUBACCOUNT               GlOBAL BOND SUBACCOUNT
                                                        --------------------------------  ---------------------------------------
                                                           1999        1998       1997       1999         1998           1997
                                                        ----------  ----------  --------  -----------  ------------  ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I.................. $  593,325  $  185,267  $ 54,601     $ 37,862     $19,628        $ 9,400
 M Fund Inc............................................         --                    --           --          --             --
Interest income on policy loans........................         --          --        --           --          --             --
                                                        ----------  ----------  --------     --------     -------        -------
Total investment income................................    593,325     185,267    54,601       37,862      19,628          9,400
Expenses:
 Mortality and expense risks...........................     63,950      27,141     5,346        4,084       1,979            658
                                                        ----------  ----------  --------     --------     -------        -------
Net investment income..................................    529,375     158,126    49,255       33,778      17,649          8,742
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss)..............................    271,978     443,879    14,525         (151)      3,991            348
 Net unrealized appreciation (depreciation)
  during the period....................................  1,282,937     585,673   146,714      (52,953)      4,308          1,260
                                                        ----------  ----------  --------     --------     -------        -------
Net realized and unrealized gain (loss) on
 investments...........................................  1,554,915   1,029,552   161,239      (53,104)      8,299          1,608
                                                        ----------  ----------  --------     --------     -------        -------
Net increase (decrease) in net assets
 resulting from operations............................. $2,084,290  $1,187,678  $210,494     $(19,326)    $25,948        $10,350
                                                        ==========  ==========  ========     ========     =======        =======

                                                         TURNER CORE GROWTH SUBACCOUNT    BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                        --------------------------------  ---------------------------------------
                                                           1999       1998       1997         1999          1998          1997
                                                        ---------  ---------  ----------  -----------   -----------   -----------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I..................  $    --    $    --    $    --     $     --       $    --        $    --
 M Fund Inc............................................   19,328      2,231      6,373       16,354        14,444          1,796
Interest income on policy loans........................       --         --         --           --            --             --
                                                         -------    -------    -------     --------       -------        -------
Total investment income................................   19,328      2,231      6,373       16,354        14,444          1,796
Expenses:
 Mortality and expense risks...........................    1,139        565        301        2,166         1,158            684
                                                         -------    -------    -------     --------       -------        -------
Net investment income..................................   18,189      1,666      6,072       14,188        13,286          1,112
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain.....................................   26,736      2,780        839       11,526           600            888
 Net unrealized appreciation (depreciation)
  during the period....................................   23,628     22,686      6,487      122,734         8,581         (1,473)
                                                         -------    -------    -------     --------       -------        -------
Net realized and unrealized gain (loss) on
 investments...........................................   50,364     25,466      7,326      134,260         9,181           (585)
                                                         -------    -------    -------     --------       -------        -------
Net increase in net assets resulting from
 operations............................................  $68,553    $27,132    $13,398     $148,448       $22,467        $   527
                                                         =======    =======    =======     ========       =======        =======

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                 FRONTIER CAPITAL APPRECIATION     EMERGING MARKETS EQUITY      GLOBAL EQUITY
                                                           SUBACCOUNT                    SUBACCOUNT               SUBACCOUNT
                                                 -------------------------------  -------------------------  --------------------
                                                   1999        1998       1997        1999         1998*       1999      1998*
                                                 ----------  ---------  --------  ------------  -----------  ---------  ---------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I........    $     --    $    --    $    --     $ 15,636        $    1     $   816    $  117
 M Fund Inc..................................      13,028     12,832      6,463           --            --          --        --
Interest income on policy loans..............          --         --         --           --            --          --        --
                                                 --------    -------    -------     --------        ------     -------    ------
Total investment income......................      13,028     12,832      6,463       15,636             1         816       117
Expenses:
 Mortality and expense risks.................       4,257     13,446      1,409          466             0         378        60
                                                 --------    -------    -------     --------        ------     -------    ------
Net investment income (loss).................       8,771       (614)     5,054       15,170             1         438        57
Net realized and unrealized gain (loss)
 on investments:
 Net realized gain (loss)....................     (59,550)    23,061      8,970        1,838            (1)        196       (16)
 Net unrealized appreciation (depreciation)
  during the period..........................      89,369       (840)    32,469       92,713           (48)     20,203      (303)
                                                 --------    -------    -------     --------        ------     -------    ------
Net realized and unrealized gain (loss)
 on investments..............................      29,819     22,221     41,439       94,551           (49)     20,399      (319)
                                                 --------    -------    -------     --------        ------     -------    ------
Net increase (decrease) in net assets
 resulting from operations...................    $ 38,590    $21,607    $46,493     $109,721        $  (48)    $20,837    $ (262)
                                                 ========    =======    =======     ========        ======     =======    ======


                                                                                                                         ENHANCED
                                                    BOND INDEX          SMALL/MID CAP CORE        HIGH YIELD BOND      U.S. EQUITY
                                                    SUBACCOUNT              SUBACCOUNT              SUBACCOUNT          SUBACCOUNT
                                              ---------------------  -----------------------  ----------------------   ------------
                                                1999        1998*       1999        1998*        1999        1998*        1999**
                                              ---------  ----------  ----------  -----------  ---------   ----------   ------------
Investment income:
Distributions received from:
 John Hancock Variable Series Trust I......   $  2,971     $   296    $  6,699     $     --    $  3,011      $   50       $    --
 M Fund Inc................................         --          --          --           --          --          --         1,435
Interest income on policy loans............         --          --          --           --          --          --            --
                                              --------     -------    --------     --------    --------      ------       -------
Total investment income....................      2,971         296       6,699           --       3,011          50         1,435
Expenses:
 Mortality and expense risks...............        270          11         335           48         220           2            61
                                              --------     -------    --------     --------    --------      ------       -------
Net investment income (loss)...............      2,701         285       6,364          (48)      2,791          48         1,374
Net realized and unrealized gain (loss)
on investments:
 Net realized gain (loss)..................     (1,613)        (26)      1,093       (1,957)       (396)       (108)           11
 Net unrealized appreciation
  (depreciation) during the period.........     (1,753)       (147)      4,719        1,888      (1,172)        (19)        1,285
                                              --------     -------    --------     --------    --------      ------       -------
Net realized and unrealized gain (loss)
 on investments............................     (3,366)       (173)      5,812          (69)     (1,568)       (127)        1,296
                                              --------     -------    --------     --------    --------      ------       -------
Net increase (decrease) in net assets
 resulting from operations.................   $   (665)    $   112    $ 12,176      $  (117)   $  1,223      $  (79)      $ 2,670
                                              ========     =======    ========     ========    ========      ======       =======

---------
*   From May 1, 1998 (commencement of operations).
**  From May 1, 1999 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      STATEMENTS OF CHANGES IN NET ASSETS

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                           LARGE CAP GROWTH SUBACCOUNT             SOVEREIGN BOND SUBACCOUNT
                                                      --------------------------------------  -------------------------------------
                                                          1999         1998         1997         1999          1998         1997
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income..............................  $  6,329,395  $ 2,820,359  $ 1,690,466  $ 5,481,982  $ 5,578,813  $ 4,779,635
 Net realized gain (loss)...........................     1,146,308      433,509      292,430     (388,883)    (142,628)    (230,607)
 Net unrealized appreciation (depreciation) during
  the period........................................       320,087    4,558,660    2,142,494   (5,439,148)    (102,600)   1,277,686
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations....................................     7,795,790    7,812,528    4,125,390     (346,049)   5,333,585    5,826,714
From policyholder transactions:
 Net premiums from policyholders....................    10,950,682    6,922,934    5,387,401   11,668,600   10,038,753   10,001,325
 Net benefits to policyholders......................    (5,776,293)  (3,869,320)  (3,401,593)  (7,543,864)  (7,974,428)  (8,051,538)
 Net increase in policy loans.......................            --           --           --           --           --           --
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 policyholder transactions..........................     5,174,389    3,053,614    1,985,808    4,124,736    2,064,425    1,949,787
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets..........................    12,970,179   10,866,142    6,111,198    3,778,687    7,398,010    7,776,501
Net assets at beginning of period...................    31,058,258   20,192,116   14,080,918   77,110,895   69,712,885   61,936,384
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period.........................  $ 44,028,437  $31,058,258  $20,192,116  $80,889,582  $77,110,895  $69,712,885
                                                      ============  ===========  ===========  ===========  ===========  ===========

                                                      INTERNATIONAL EQUITY INDEX SUBACCOUNT        SMALL CAP GROWTH SUBACCOUNT
                                                      --------------------------------------  -------------------------------------
                                                          1999         1998         1997         1999          1998         1997
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss).......................  $    200,569  $   734,599  $   186,725  $   527,624  $    (8,233) $    (3,795)
 Net realized gain..................................        62,140       52,891       50,829       48,210       21,741        6,475
 Net unrealized appreciation (depreciation) during
  the period........................................     1,295,768       13,239     (463,778)   1,125,829      204,674       92,108
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase (decrease) in net assets resulting
 from operations....................................     1,558,477      800,729     (226,224)   1,701,663      218,182       94,788
From policyholder transactions:
 Net premiums from policyholders....................     1,634,643    1,489,281    1,504,962    1,398,160      891,480      809,492
 Net benefits to policyholders......................    (1,119,500)    (269,586)    (199,118)    (390,180)          --           --
 Net increase in policy loans.......................            --           --           --           --           --           --
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets resulting from
 policyholder transactions..........................       515,143      141,969      427,597    1,007,980      621,894      610,374
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net increase in net assets..........................     2,073,620      942,698      201,373    2,709,643      840,076      705,162
Net assets at beginning of period...................     5,107,374    4,164,676    3,963,303    1,802,291      962,215      257,053
                                                      ------------  -----------  -----------  -----------  -----------  -----------
Net assets at end of period.........................  $  7,180,994  $ 5,107,374  $ 4,164,676  $ 4,511,934  $ 1,802,291  $   962,215
                                                      ============  ===========  ===========  ===========  ===========  ===========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                       INTERNATIONAL BALANCED SUBACCOUNT           MID CAP GROWTH SUBACCOUNT
                                                    --------------------------------------    -------------------------------------
                                                        1999         1998         1997           1999          1998         1997
                                                    ------------  -----------  -----------    -----------  -----------  -----------
Increase (decrease) in net assets from operations:
 Net investment income (loss)...................... $     15,944  $    11,414  $     3,580    $ 1,338,175  $   125,061  $    (2,164)
 Net realized gain.................................        1,061        1,050          429        420,826       26,192        5,866
 Net unrealized appreciation (depreciation)
  during the period................................       (8,559)      12,294       (4,312)     4,283,452      193,946       66,874
                                                    ------------  -----------  -----------    -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from operations..................................        8,446       24,758         (303)     6,042,453      345,199       70,576
From policyholder transactions:
 Net premiums from policyholders...................      115,573      150,466       62,380      7,041,199      772,359      457,341
 Net benefits to policyholders.....................     (133,983)     (50,214)      (9,531)      (947,660)    (211,806)    (125,239)
 Net increase in policy loans......................           --           --           --             --           --           --
                                                    ------------  -----------  -----------    -----------  -----------  -----------
Net increase (decrease) in net assets resulting
  from policyholder transactions...................      (18,410)     100,262       52,849      6,093,539      560,553      332,102
                                                    ------------  -----------  -----------    -----------  -----------  -----------
Net increase (decrease) in net assets..............       (9,964)     125,020       52,546     12,135,992      905,752      402,678
Net assets at beginning of period..................      210,332       85,312       32,766      1,473,582      567,830      165,152
                                                    ------------  -----------  -----------    -----------  -----------  -----------
Net assets at end of period........................ $    200,368  $   210,332  $    85,312    $13,609,574  $ 1,473,582  $   567,830
                                                    ============  ===========  ===========    ===========  ===========  ===========

                                                           LARGE CAP VALUE SUBACCOUNT               MONEY MARKET SUBACCOUNT
                                                    --------------------------------------  ---------------------------------------
                                                         1999         1998         1997         1999          1998         1997
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................. $    474,149  $   169,876  $    53,962  $  1,143,104  $  2,139,937  $   708,721
 Net realized gain.................................      123,242       68,953       17,858            --            --           --
 Net unrealized appreciation (depreciation) during
  the period.......................................     (499,454)      64,132       80,036            --            --           --
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase in net assets resulting from
  operations.......................................       97,937      302,961      151,856     1,143,104     2,139,937      708,721
From policyholder transactions:
 Net premiums from policyholders...................    5,449,922    2,321,440    1,506,756    16,733,655    55,692,824   11,210,536
 Net benefits to policyholders.....................   (1,059,147)    (528,449)     (85,021)  (46,642,184)  (22,850,788)  (9,620,370)
 Net increase (decrease) in policy loans...........           --           --           --            --      (198,682)     103,247
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase (decrease) in net assets
 resulting from policyholder transactions..........    4,390,775    1,792,991    1,421,735   (29,908,529)   32,643,354    1,693,413
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase (decrease) in net assets..............    4,488,712    2,095,952    1,573,591   (28,765,425)   34,783,291    2,402,134
Net assets at beginning of period..................    3,774,075    1,678,123      104,532    49,268,531    14,485,240   12,083,106
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net assets at end of period........................ $  8,262,787  $ 3,774,075  $ 1,678,123  $ 20,503,106  $ 49,268,531  $14,485,240
                                                    ============  ===========  ===========  ============  ============  ===========

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,

                                                            MIDCAP VALUE SUBACCOUNT              SMALL/MID CAP GROWTH SUBACCOUNT
                                                    ----------------------------------------  -------------------------------------
                                                         1999         1998         1997         1999          1998         1997
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................. $      2,457  $    19,063  $   143,319  $    810,295  $     66,339  $   385,735
 Net realized gain (loss)..........................     (547,518)      74,634       10,646        16,952        33,249      276,956
 Net unrealized appreciation (depreciation) during
  the period.......................................      657,486     (944,401)     145,409      (590,295)      126,465     (477,912)
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase (decrease) in net assets resulting
  from operations..................................      112,425     (850,704)     299,374       236,952       226,053      184,779
From policyholder transactions:
 Net premiums from policyholders...................    2,086,192    5,639,732    1,620,752     1,533,102     1,812,713    2,554,133
 Net benefits to policyholders.....................   (3,546,814)    (775,357)    (112,395)   (1,200,248)   (1,214,489)  (1,628,677)
 Net increase in policy loans......................           --           --           --            --            --           --
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase (decrease) in net assets resulting
  from policyholder transactions...................   (1,460,622)   4,864,375    1,508,357       332,854       598,224      925,456
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net increase (decrease) in net assets..............   (1,348,197)   4,013,671    1,807,731       569,806       824,277    1,110,235
Net assets at beginning of period..................    6,049,829    2,036,158      228,427     4,916,238     4,091,961    2,981,726
                                                    ------------  -----------  -----------  ------------  ------------  -----------
Net assets at end of period........................ $  4,701,632  $ 6,049,829  $ 2,036,158  $  5,486,044  $  4,916,238  $ 4,091,961
                                                    ============  ===========  ===========  ============  ============  ===========

                                                         REAL ESTATE EQUITY SUBACCOUNT             GROWTH & INCOME SUBACCOUNT
                                                    -------------------------------------  ---------------------------------------
                                                        1999         1998         1997         1999          1998         1997
                                                    -----------  -----------  -----------  ------------  ------------  -----------
Increase (decrease) in net assets from operations:
 Net investment income............................  $   255,391  $   327,346  $   320,137  $ 35,556,691  $ 26,835,871  $ 25,969,260
 Net realized gain (loss).........................     (168,994)     158,205      181,015     5,502,422     3,223,935     1,982,518
 Net unrealized appreciation (depreciation) during
  the period......................................     (220,380)  (1,546,717)     165,392     2,405,417    32,918,552    18,247,212
                                                    -----------  -----------  -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from operations.................................     (133,983)  (1,061,166)     666,544    43,464,530    62,978,358    46,198,990
From policyholder transactions:
 Net premiums from policyholders..................      968,627    3,382,263    1,748,132    34,593,082    35,108,834    30,351,780
 Net benefits to policyholders....................   (2,335,552)  (1,663,696)  (1,218,783)  (34,650,911)  (29,649,984)  (24,619,851)
 Net increase in policy loans.....................           --       (1,103)      34,311            --     3,672,137     3,346,307
                                                    -----------  -----------  -----------  ------------  ------------  ------------
Net increase (decrease) in net assets resulting
  from policyholder transactions..................   (1,366,925)   1,717,464      563,660       (57,829)    9,130,987     9,078,236
                                                    -----------  -----------  -----------  ------------  ------------  ------------
Net increase (decrease) in net assets.............   (1,500,908)     656,298    1,230,204    43,406,701    72,109,345    55,277,226
Net assets at beginning of period.................    5,531,008    4,874,710    3,644,506   297,093,396   224,984,051   169,706,825
                                                    -----------  -----------  -----------  ------------  ------------  ------------
Net assets at end of period.......................  $ 4,030,100  $ 5,531,008  $ 4,874,710  $340,500,097  $297,093,396  $224,984,051
                                                    ===========  ===========  ===========  ============  ============  ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                           MANAGED SUBACCOUNT                     SHORT-TERM BOND SUBACCOUNT
                                               ------------------------------------------   --------------------------------------
                                                   1999           1998           1997           1999        1998          1997
                                               ------------   ------------   ------------   -----------  ----------   ------------
Increase (decrease) in net assets from
 operations:
  Net investment income......................  $ 10,302,317   $  9,624,999   $  8,162,423   $    14,042  $   24,670   $    915,175
  Net realized gain (loss)...................       996,546        791,245        437,661        (8,638)        265        (27,616)
  Net unrealized appreciation (depreciation)
   during the period.........................    (2,108,530)     6,629,458      4,941,061        (2,442)     (4,247)       226,435
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase in net assets resulting from
 operations..................................     9,190,333     17,045,702     13,541,145         2,962      20,688      1,113,994
From policyholder transactions:
  Net premiums from policyholders............    13,430,282     13,116,210     13,194,907       109,732     420,697        116,602
  Net benefits to policyholders..............   (14,305,859)   (14,539,301)   (14,539,295)     (370,270)    (71,999)   (26,168,835)
  Net increase in policy loans...............            --      1,134,137      1,257,640            --          --             --
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions....      (875,577)      (288,954)       (86,748)     (260,538)    348,698    (26,052,233)
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase (decrease) in net assets........     8,314,756     16,756,748     13,454,397      (257,576)    369,386    (24,938,239)
Net assets at beginning of period............   110,814,663     94,057,915     80,603,518       496,489     127,103     25,065,342
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net assets at end of period..................  $119,129,419   $110,814,663   $ 94,057,915   $   238,913  $  496,489   $    127,103
                                               ============   ============   ============   ===========  ==========   ============


                                                       SMALL CAP VALUE SUBACCOUNT           INTERNATIONAL OPPORTUNITIES SUBACCOUNT
                                               ------------------------------------------   --------------------------------------
                                                   1999           1998           1997           1999        1998         1997
                                               ------------   ------------   ------------   -----------  ----------   ------------
Increase (decrease) in net assets from
  operations:
  Net investment income......................  $     61,905   $        822   $     92,574   $   223,214  $   11,862   $      3,587
  Net realized gain (loss)...................       (33,134)        29,257         19,812       155,412      33,474          3,191
  Net unrealized appreciation (depreciation)
   during the period.........................      (148,401)      (105,331)       (12,804)      387,412     272,314        (12,223)
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase (decrease) in net assets
 resulting from operations...................      (119,630)       (75,252)        99,582       766,038     317,650         (5,445)
From policyholder transactions:
  Net premiums from policyholders............     1,483,922      1,644,666      1,224,547     2,354,681   3,814,201        295,915
  Net benefits to policyholders..............      (447,402)      (270,585)      (137,364)   (3,673,500)   (339,134)       (46,736)
  Net increase in policy loans...............            --             --             --            --          --             --
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase (decrease) in net assets
 resulting from policyholder transactions....     1,036,520      1,374,081      1,087,183    (1,318,819)  3,475,067        249,179
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net increase (decrease) in net assets........       916,890      1,298,829      1,186,765      (552,781)  3,792,717        243,734
Net assets at beginning of period............     2,550,502      1,251,673         64,908     4,181,724     389,007        145,273
                                               ------------   ------------   ------------   -----------  ----------   ------------
Net assets at end of period..................  $  3,467,392   $  2,550,502   $  1,251,673   $ 3,628,943  $4,181,724   $    389,007
                                               ============   ============   ============   ===========  ==========   ============

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                     YEARS AND PERIODS ENDED DECEMBER 31,


                                                           EQUITY INDEX SUBACCOUNT                 GLOBAL BOND SUBACCOUNT
                                                    -------------------------------------   --------------------------------------
                                                        1999         1998         1997        1999           1998          1997
                                                    -----------   ----------   ----------   ---------      --------     ----------
Increase (decrease) in net assets from
 operations:
 Net investment income...........................   $   529,375   $  158,126   $   49,255   $  33,778      $ 17,649       $  8,742
 Net realized gain (loss)........................       271,978      443,879       14,525        (151)        3,991            348
 Net unrealized appreciation (depreciation)
  during the period..............................     1,282,937      585,673      146,714     (52,953)        4,308          1,260
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase (decrease) in net assets
 resulting from operations.......................     2,084,290    1,187,678      210,494     (19,326)       25,948         10,350
From policyholder transactions:
 Net premiums from policyholders.................     6,697,385    4,822,053    1,827,052     696,619       381,024        161,548
 Net benefits to policyholders...................    (1,623,429)    (885,493)    (149,826)   (317,999)      (83,865)       (37,799)
 Net increase in policy loans....................            --           --           --          --            --             --
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase in net assets resulting from
 policyholder transactions.......................     5,073,956    3,936,560    1,677,226     378,620       297,159        123,749
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase in net assets.......................     7,158,246    5,124,238    1,887,720     359,294       323,107        134,099
Net assets at beginning of period................     7,247,833    2,123,595      235,875     470,424       147,317         13,218
                                                    -----------   ----------   ----------   ---------      --------       --------
Net assets at end of period......................   $14,406,079   $7,247,833   $2,123,595   $ 829,718      $470,424       $147,317
                                                    ===========   ==========   ==========   =========      ========       ========


                                                        TURNER CORE GROWTH SUBACCOUNT       BRANDES INTERNATIONAL EQUITY SUBACCOUNT
                                                    -------------------------------------   ---------------------------------------
                                                        1999         1998         1997        1999           1998           1997
                                                    -----------   ----------   ----------   ---------      --------       ---------
Increase (decrease) in net assets from
 operations:
 Net investment income...........................   $    18,189   $    1,666   $    6,072   $  14,188      $ 13,286       $  1,112
 Net realized gain...............................        26,736        2,780          839      11,526           600            888
 Net unrealized appreciation (depreciation)
  during the period..............................        23,628       22,686        6,487     122,734         8,581         (1,473)
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase in net assets resulting from
 operations......................................        68,553       27,132       13,398     148,448        22,467            527
From policyholder transactions:
 Net premiums from policyholders.................       109,802       39,070       33,658     152,629       141,892         82,259
 Net benefits to policyholders...................       (45,555)      (9,835)      (7,208)    (31,332)      (34,941)       (45,350)
 Net increase in policy loans....................            --           --           --          --            --             --
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase in net assets resulting from
 policyholder transactions.......................        64,247       29,235       26,450     121,297       106,951         36,909
                                                    -----------   ----------   ----------   ---------      --------       --------
Net increase in net assets.......................       132,800       56,367       39,848     269,745       129,418         37,436
Net assets at beginning of period................       125,007       68,640       28,792     255,757       126,339         88,903
                                                    -----------   ----------   ----------   ---------      --------       --------
Net assets at end of period......................   $   257,807   $  125,007   $   68,640   $ 525,502      $255,757       $126,339
                                                    ===========   ==========   ==========   =========      ========       ========

See accompanying notes.

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                      YEARS AND PERIODS ENDED DECEMBER 31,


                                               FRONTIER CAPITAL APPRECIATION      EMERGING MARKETS EQUITY        GLOBAL EQUITY
                                                        SUBACCOUNT                       SUBACCOUNT               SUBACCOUNT
                                            ----------------------------------    -----------------------    --------------------
                                               1999         1998        1997        1999           1998*       1999        1998*
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............   $     8,771  $     (614)  $  5,054    $  15,170      $      1    $     438    $    57
 Net realized gain (loss)................       (59,550)     23,061      8,970        1,838            (1)         196        (16)
 Net unrealized appreciation
  (depreciation) during the period.......        89,369        (840)    32,469       92,713           (48)      20,203       (303)
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase (decrease) in net assets
 resulting from operations...............        38,590      21,607     46,493      109,721           (48)      20,837       (262)
From policyholder transactions:
 Net premiums from policyholders.........       103,675   2,465,299    138,553      336,277           784      125,955     17,519
 Net benefits to policyholders...........    (2,221,410)   (227,386)   (70,647)      (8,915)           (7)     (15,572)      (762)
 Net increase in policy loans............            --          --         --           --            --           --         --
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase (decrease) in net assets
 resulting from policyholder
 transactions............................    (2,117,735)  2,237,913     67,906      327,362           777      110,383     16,757
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase (decrease) in net assets....    (2,079,145)  2,259,520    114,399      437,083           729      131,220     16,495
Net assets at beginning of period........     2,533,128     273,608    159,209          729             0       16,495          0
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net assets at end of period..............   $   453,983  $2,533,128   $273,608    $ 437,812      $    729    $ 147,715    $16,495
                                            ===========  ==========   ========    =========      ========    =========    =======


                                                                                                                         ENHANCED
                                                  BOND INDEX           SMALL/MID CAP CORE          HIGH YIELD BOND      U.S. EQUITY
                                                  SUBACCOUNT               SUBACCOUNT                SUBACCOUNT         SUBACCOUNT
                                            -----------------------   ---------------------      ---------------------  ----------
                                               1999         1998*       1999        1998*          1999        1998*       1999
                                            -----------  ----------   --------    ---------      --------    ---------  ----------
Increase (decrease) in net assets from
 operations:
 Net investment income (loss)............   $     2,701  $      285   $  6,364    $     (48)     $  2,791    $      48    $ 1,374
 Net realized gain (loss)................        (1,613)        (26)     1,093       (1,957)         (396)        (108)        11
 Net unrealized appreciation
  (depreciation) during the period.......        (1,753)       (147)     4,719        1,888        (1,172)         (19)     1,285
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase (decrease) in net assets
 resulting from operations...............          (665)        112     12,176         (117)        1,223          (79)     2,670
From policyholder transactions:
 Net premiums from policyholders.........        80,921      16,730     44,493       52,673        69,375      108,274     15,505
 Net benefits to policyholders...........       (20,596)     (2,293)    12,003)     (19,857)           --     (102,742)        --
 Net increase in policy loans............            --          --         --           --            --           --         --
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase in net assets resulting from
 policyholder transactions...............        60,325      14,437     32,490       32,816        69,375        5,532     15,505
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net increase in net assets...............        59,660      14,549     44,666       32,699        70,598        5,453     18,175
Net assets at beginning of period........        14,549           0     32,699            0         5,453            0          0
                                            -----------  ----------   --------    ---------      --------    ---------    -------
Net assets at end of period..............   $    74,209  $   14,549   $ 77,365    $  32,699      $ 76,051    $   5,453    $18,175
                                            ===========  ==========   ========    =========      ========    =========    =======

_________

*  From May 1, 1998 (commencement of operations).

See accompanying notes.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                         NOTES TO FINANCIAL STATEMENTS

                               DECEMBER 31, 1999

1.  ORGANIZATION

  John Hancock Mutual Variable Life Insurance Account UV (the Account) is a separate investment account of John Hancock Mutual Life Insurance Company (JHMLICO or John Hancock). John Hancock Mutual Variable Life Insurance Account UV was formed to fund variable life insurance policies (Policies) issued by JHMLICO. The Account is operated as a unit investment trust registered under the Investment Company Act of 1940, as amended, and currently consists of twenty-seven subaccounts. The assets of each subaccount are invested exclusively in shares of a corresponding Portfolio of John Hancock Variable Series Trust I (the
Fund) or of M Fund Inc. (M Fund). New subaccounts may be added as new Portfolios are added to the Fund or to M Fund, or as other investment options are developed, and made available to policyholders. The twenty-seven Portfolios of the Fund and M Fund which are currently available are the Large Cap Growth, Sovereign Bond, International Equity Index, Small Cap Growth, International Balanced, Mid Cap Growth, Large Cap Value, Money Market, Mid Cap Value, Small/Mid Cap Growth (formerly, Diversified Mid Cap Growth), Real Estate Equity, Growth & Income, Managed, Short-Term Bond, Small Cap Value, International Opportunities, Equity Index, Global Bond (formerly, Strategic Bond), Turner Core Growth, Brandes International Equity, Frontier Capital Appreciation, Emerging Markets Equity, Global Equity, Bond Index, Small/Mid Cap CORE, High Yield Bond and Enhanced U.S. Equity Portfolios. Each Portfolio has a different investment objective.

  The net assets of the Account may not be less than the amount required under state insurance law to provide for death benefits (without regard to the minimum death benefit guarantee) and other policy benefits. Additional assets are held in JHMLICO's general account to cover the contingency that the guaranteed minimum death benefit might exceed the death benefit which would have been payable in the absence of such guarantee.

  The assets of the Account are the property of JHMLICO. The portion of the Account's assets applicable to the policies may not be charged with liabilities arising out of any other business JHMLICO may conduct.

2.  SIGNIFICANT ACCOUNTING POLICIES

 Estimates

  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 Valuation of Investments

  Investment in shares of the Fund and of M Fund are valued at the reported net asset values of the respective Portfolios. Investment transactions are recorded on the trade date. Dividend income is recognized on the ex-dividend date. Realized gains and losses on sales of respective Portfolio shares are determined on the basis of identified cost.

 Federal Income Taxes

  The operations of the Account are included in the federal income tax return of JHMLICO, which is taxed as a life insurance company under the Internal Revenue Code. JHMLICO has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the Policies funded in the Account. Currently, JHMLICO does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

 Expenses

  JHMLICO assumes mortality and expense risks of the variable life insurance policies for which asset charges are deducted at various rates ranging from .50% to .625%, depending on the type of policy, of net assets (excluding policy loans) of the Account. Additionally, a monthly charge at varying levels for the cost of extra insurance is deducted from the net assets of the Account.

  JHMLICO makes certain deductions for administrative expenses and state premium taxes from premium payments before amounts are transferred to the Account.

 Policy Loans

  Policy loans represent outstanding loans plus accrued interest. Interest is accrued (net of a charge for policy loan administration determined at an annual rate of .75% of the aggregate amount of policyholder indebtedness) and compounded daily.

3. TRANSACTIONS WITH AFFILIATES

  JHMLICO acts as the distributor, principal underwriter and investment advisor for the Fund.

  Certain officers of the Account are officers and directors of JHMLICO or the Fund.

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

4. DETAILS OF INVESTMENTS

  The details of the shares owned and cost and value of investments in the Portfolios of the Fund and of M Fund at December 31, 1999 were as follows:


               PORTFOLIO                          SHARES OWNED      COST          VALUE
               ---------                          ------------  ------------  -------------
     Large Cap Growth..........................      1,516,913  $ 33,840,498   $ 41,460,815
     Sovereign Bond............................      7,742,962    76,567,490     70,640,632
     International Equity Index................        348,907     5,723,159      6,854,257
     Small Cap Growth..........................        236,036     3,094,500      4,511,934
     International Balanced....................         18,717       200,046        200,368
     Mid Cap Growth............................        465,615     9,063,619     13,609,575
     Large Cap Value...........................        612,481     8,613,285      8,262,786
     Money Market..............................      1,835,117    18,351,172     18,351,172
     Mid Cap Value.............................        367,982     4,828,927      4,701,632
     Small/Mid Cap Growth......................        390,884     6,039,184      5,486,044
     Real Estate Equity........................        331,185     4,719,779      3,800,017
     Growth & Income...........................     15,384,863   241,740,472    307,871,384
     Managed...................................      6,873,184    96,391,658    106,178,553
     Short-Term Bond...........................         24,575       245,749        238,913
     Small Cap Value...........................        317,611     3,731,225      3,467,391
     International Opportunities...............        239,181     2,974,200      3,628,943
     Equity Index..............................        704,179    12,384,477     14,406,079
     Global Bond...............................         84,502       877,096        829,719
     Turner Core Growth........................         11,243       204,222        257,807
     Brandes International Equity..............         33,860       396,716        525,501
     Frontier Capital Appreciation.............         21,495       331,669        453,983
     Emerging Markets Equity...................         35,704       345,147        437,812
     Global Equity.............................         12,173       127,815        147,715
     Bond Index................................          7,964        76,110         74,210
     Small/Mid Cap CORE........................          7,882        70,758         77,365
     High Yield Bond...........................          8,463        77,242         76,051
     Enhanced U.S. Equity......................            867        16,890         18,175

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

  Purchases, including reinvestment of dividend distributions and proceeds from the sales of shares in the Portfolios of the Fund and of M Fund during 1999, were as follows:


                   PORTFOLIO                  PURCHASES       SALES
                   ---------                 -----------  -------------
     Large Cap Growth.....................   $13,422,273   $ 2,517,136
     Sovereign Bond.......................    13,709,441     4,426,503
     International Equity Index...........     1,206,222       553,307
     Small Cap Growth.....................     1,705,289       169,682
     International Balanced...............       102,061       104,527
     Mid Cap Growth.......................     8,451,704     1,019,989
     Large Cap Value......................     6,131,213     1,266,291
     Money Market.........................    17,249,777    46,141,311
     Mid Cap Value........................     1,774,841     3,233,006
     Small/Mid Cap Growth.................     1,914,302       771,153
     Real Estate Equity...................       859,997     1,976,566
     Growth & Income......................    47,518,686    15,480,980
     Managed..............................    14,747,572     6,118,076
     Short-Term Bond......................       116,133       362,629
     Small Cap Value......................     1,396,171       297,748
     International Opportunities..........     2,979,658     4,075,263
     Equity Index.........................     7,159,058     1,555,726
     Global Bond..........................       695,939       283,540
     Turner Core Growth...................       142,622        60,186
     Brandes International Equity.........       181,255        45,768
     Frontier Capital Appreciation........        91,263     2,200,227
     Emerging Markets Equity..............       351,448         8,915
     Global Equity........................       113,648         2,828
     Bond Index...........................        86,949        23,921
     Small/Mid Cap CORE...................        58,717        19,864
     High Yield Bond......................        85,583        13,417
     Enhanced U.S. Equity.................        17,418           539

            JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

5. NET ASSETS

  Accumulation shares attributable to net assets of policyholders and accumulation share values for each portfolio at December 31, 1999 were as follows:


                                        VLI CLASS #1                  MVL CLASS #3                 FLEX CLASS #4
                                ----------------------------  ----------------------------  ------------------------------
                                ACCUMULATION   ACCUMULATION   ACCUMULATION   ACCUMULATION   ACCUMULATION    ACCUMULATION
          PORTFOLIO                SHARES     SHARES  VALUES     SHARES     SHARES  VALUES     SHARES      SHARES  VALUES
          ---------             ------------  --------------  ------------  --------------  ------------  ----------------
Large Cap Growth.............        --             --           30,422         $79.68         303,522         $79.68
Sovereign Bond...............        --             --           13,276          23.69       1,236,413          23.69
International Equity Index...        --             --           12,251          27.55         147,364          27.55
Small Cap Growth.............        --             --           38,152          21.70         144,335          21.70
International Balanced.......        --             --            6,210          13.29           3,652          13.29
Mid Cap Growth...............        --             --           95,740          35.59         245,163          35.59
Large Cap Value..............        --             --           50,345          16.17         406,006          16.17
Money Market.................        --             --           31,966          18.10         535,048          18.10
Mid Cap Value................        --             --           54,325          14.06         234,907          14.06
Small/Mid Cap Growth.........        --             --           23,443          18.80         240,110          19.80
Real Estate Equity...........        --             --            8,437          22.14         111,094          22.14
Growth & Income..............        --             --          102,216          68.13       1,902,118          68.13
Managed......................        --             --           45,437          39.65       1,203,335          39.65
Short-Term Bond..............        --             --            2,066          12.99          14,631          12.99
Small Cap Value..............        --             --           29,974          12.32         222,258          12.32
International Opportunities..        --             --           14,160          16.54         183,229          16.54
Equity Index.................        --             --          173,452          23.08         367,259          23.08
Global Bond..................        --             --           16,532          12.16          39,548          12.16
Turner Core Growth...........        --             --            1,897          26.33           7,888          26.33
Brandes International
 Equity......................        --             --            5,884          17.14          20,691          17.14
Frontier Capital
 Appreciation................        --             --            1,074          21.11          18,559          21.11
Emerging Markets Equity......        --             --            2,490          12.77          25,395          12.77
Global Equity................        --             --            3,549          12.23             264          12.23
Bond Index...................        --             --            4,208          10.34           2,651          10.34
Small/Mid Cap CORE...........        --             --              794          10.76             201          10.76
High Yield Bond..............        --             --            4,951          10.10             551          10.10
Enhanced U.S. Equity.........        --                           1,372          13.25              --          13.25

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                      FLEX II CLASS #5                VEP CLASS #7                  VEP CLASS #8
                                ----------------------------  ----------------------------  ----------------------------
                                ACCUMULATION   ACCUMULATION   ACCUMULATION   ACCUMULATION   ACCUMULATION    ACCUMULATION
          PORTFOLIO                SHARES     SHARES VALUES     SHARES      SHARES VALUES     SHARES      SHARES VALUES
          ---------             ------------  --------------  ------------  --------------  ------------  --------------
Large Cap Growth...............    18,120         $79.68         11,630         $34.19         14,305          $34.28
Sovereign Bond.................     7,625          23.69          6,071          13.80          5,831           13.84
International Equity Index.....     7,387          27.55          8,217          17.52          2,077           17.58
Small Cap Growth...............    19,575          21.70          5,119          21.68            778           21.71
International Balanced.........     2,567          13.29          2,650          13.28             --           13.30
Mid Cap Growth.................    25,572          35.60          8,683          35.56          7,218           35.62
Large Cap Value................    32,808          16.17          8,456          16.15         10,743           16.18
Money Market...................     8,023          18.10         13,653          13.08         10,717           13.12
Mid Cap Value..................    21,416          14.06         19,817          14.05          3,847           14.08
Small/Mid Cap Growth...........     5,669          19.80          3,944          19.77          3,887           19.83
Real Estate Equity.............     5,693          22.14          1,424          14.40             --           14.44
Growth & Income................    54,684          68.13         57,852          30.90         23,997           31.00
Managed........................    23,610          39.65         11,858          20.88          9,588           20.94
Short-Term Bond................     1,526          12.99             52          12.97             --           13.00
Small Cap Value................    18,339          12.32          7,072          12.30          3,899           12.33
International Opportunities....     9,070          16.54          7,208          16.52          5,805           16.55
Equity Index...................    50,932          23.08         22,543          23.06          7,757           23.10
Global Bond....................     5,693          12.16          3,685          12.15          2,757           12.17
Turner Core Growth.............        --             --             --             --             --              --
Brandes International Equity...        --             --            581          16.91          3,546           16.94
Frontier Capital Appreciation..        --             --            185          22.75          1,528           22.80
Emerging Markets Equity........     2,886          12.77          3,505          12.77             --              --
Global Equity..................       147          12.23          3,346          12.22             --              --
Bond Index.....................       177          10.34            140          10.34             --              --
Small/Mid Cap CORE.............        57          10.76          6,139          10.76             --              --
High Yield Bond................     1,033          10.10            997          10.10             --              --
Enhanced U.S. Equity...........        --             --             --             --             --              --

             JOHN HANCOCK MUTUAL VARIABLE LIFE INSURANCE ACCOUNT UV

                                                                                    VEP CLASS #9
                                                                          --------------------------------
                                                                          ACCUMULATION        ACCUMULATION
             PORTFOLIO                                                       SHARES          SHARES VALUES
             ---------                                                    --------------------------------
Large Cap Growth..................................................           3,240               $34.39
Sovereign Bond....................................................              --                   --
International Equity Index........................................              --                   --
Small Cap Growth..................................................              --                   --
International Balanced............................................              --                   --
Mid Cap Growth....................................................              --                   --
Large Cap Value...................................................           2,782                16.21
Money Market......................................................              --                   --
Mid Cap Value.....................................................              --                   --
Small/Mid Cap Growth..............................................              --                   --
Real Estate Equity................................................              --                   --
Growth & Income...................................................           3,934                31.09
Managed...........................................................              --                   --
Short-Term Bond...................................................              --                   --
Small Cap Value...................................................              --                   --
International Opportunities.......................................              --                   --
Equity Index......................................................           2,213                23.14
Global Bond.......................................................              --                   --
Turner Core Growth................................................              --                   --
Brandes International Equity......................................              --                   --
Frontier Capital Appreciation.....................................              --                   --
Emerging Markets Equity...........................................              --                   --
Global Equity.....................................................           4,771                12.24
Bond Index........................................................              --                   --
Small/Mid Cap CORE................................................              --                   --
High Yield Bond...................................................              --                   --
Enhanced U.S. Equity..............................................              --                   --

                  ALPHABETICAL INDEX OF KEY WORDS AND PHRASES

  This index should help you locate more information about many of the important concepts in this prospectus.

 KEY WORD OR PHRASE                                PAGE
Account......................................      28
account value................................       9
Additional Sum Insured.......................      16
annual processing date.......................      17
attained age.................................      10
Basic Sum Insured............................      16
beneficiary..................................      38
business day.................................      28
changing Option A or B.......................      18
changing the Total Sum Insured...............      17
charges......................................       9
Code.........................................      34
cost of insurance rates......................      10
date of issue................................      29
death benefit................................       5
deductions...................................       9
dollar cost averaging........................      14
expenses of the Trusts.......................      11
fixed investment option......................      28
full surrender...............................      14
fund.........................................       2
grace period.................................       7
guaranteed minimum death benefit.............       7
Guaranteed Minimum Death Benefit Premium.....       8
insurance charge.............................      10
insured person...............................       5
investment options...........................       1
John Hancock.................................      28
lapse........................................       7
loan.........................................      15
loan interest................................      15
maximum premiums.............................       6
Minimum Initial Premium......................      29
minimum insurance amount.....................      17
minimum premiums.............................       6
modified endowment contract..................      35
monthly deduction date.......................      30
mortality and expense risk charge............      10
Option A; Option B...........................      16
optional extra death benefit feature.........      16
owner........................................       5
partial withdrawal...........................      14
partial withdrawal charge....................      11
payment options..............................      18
Planned Premium..............................       7
policy anniversary...........................      29
policy split option..........................      17
policy year..................................      29
premium; premium payment.....................       5
prospectus...................................       3
receive; receipt.............................      21
reinstate; reinstatement.....................       7
sales charges................................       9
SEC..........................................       2
Separate Account UV..........................      28
Servicing Office.............................       2
special loan account.........................      15
subaccount...................................      28
surrender....................................      14
surrender value..............................      14
Target Premium...............................       8
tax considerations...........................      34
telephone transfers..........................      21
Total Sum Insured............................      16
transfers of account value...................      14
Trusts.......................................       2
variable investment options..................       1
we; us.......................................      28
withdrawal...................................      14
withdrawal charges...........................      11
you; your....................................       5